UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986
                                   ---------

                     FRANKLIN INVESTORS SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1960
             (Address of principal executive offices) (Zip code)

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000)
                                                    ---------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                       APRIL 30, 2005
--------------------------------------------------------------------------------

                                                Franklin Convertible
                                                Securities Fund

                                                Franklin Equity Income Fund

                                                Franklin Limited Maturity
                                                U.S. Government Securities Fund

                                                Franklin Real Return Fund

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

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                    FRANKLIN                           FASTER VIA EMAIL?
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--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               FRANKLIN TEMPLETON INVESTMENTS

                               GAIN FROM OUR PERSPECTIVE

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the Semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Convertible Securities Fund ......................................    3

Franklin Equity Income Fund ...............................................   11

Franklin Limited Maturity U.S. Government Securities Fund .................   21

Franklin Real Return Fund .................................................   29

Financial Highlights and Statements of Investments ........................   37

Financial Statements ......................................................   62

Notes to Financial Statements .............................................   67

Shareholder Information ...................................................   80

--------------------------------------------------------------------------------

SHAREHOLDER LETTER

Dear Shareholder:

The U.S. economy grew at a healthy pace during the six months ended April 30, 2005, despite some slowing. However, strong consumer spending, positive corporate earnings in first quarter 2005 and a drop in oil prices from record highs did little to offset investor concerns of an economic "soft patch" and creeping inflation. As a result, the stock market made modest gains, with the Dow Jones Industrial Average rising 2.78% for the six months.(1) Cautious investor sentiment was mostly due to mounting concerns of the potential long-term threats posed by the growing U.S. trade and budget deficits and the likelihood of continued high energy prices. However, given the current historically low interest rate environment, continued economic growth, and improving job market, our long-term outlook for the financial markets remains positive.

Although future economic and market developments are impossible to predict, as an investor, you can follow certain basic principles in planning for future needs. First, investing for the long term is important so that you can better weather short-term market ups and downs. Second, by choosing a mutual fund that comprises a range of holdings, you can use diversification to help manage investment risk. Third, it may make sense to follow a regular investment plan, also called dollar-cost averaging. By investing a certain amount of money monthly or quarterly, you can take advantage of market dips without worrying about when they will occur. Your money buys more shares when the price is low and fewer when the price is high, which can mean a lower average cost per share

(1) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

--------------------------------------------------------------------------------

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are
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-------------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-------------------------------------------------------


                                           Not part of the semiannual report | 1
over time. Remember, however, to consider your financial ability to continue purchases through times of low price levels or changing economic conditions before committing to such a strategy. Dollar-cost averaging does not guarantee a profit or eliminate risk, and it will not protect you from a loss if you sell shares at a market low. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market.

In the enclosed semiannual report for Franklin Investors Securities Trust, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

This report contains new information about the Board of Trustees' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 80.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
President and Chief Executive Officer - Investment Manager
Franklin Investors Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

SEMIANNUAL REPORT

FRANKLIN CONVERTIBLE SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by investing at least 80% of its net assets in convertible securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Convertible Securities Fund's semiannual report for the period ended April 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Convertible Securities Fund - Class A posted a +2.99% cumulative total return. The Fund outperformed its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which posted a -0.60% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an annualized 3.5% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

(1) Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 39.


                                                           Semiannual Report | 3

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. High energy prices cooled consumer sentiment. Although core retail sales generally held strong, they weakened toward period-end. Oil prices hit a new high of $57.27 on April 1 before declining to $49.72 on April 30.(3)

The Federal Reserve Board raised the federal funds target rate from 1.75% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as many companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(4) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 2.78% for the period under review, while the broader Standard & Poor's 500 Composite Index (S&P 500) rose 3.28%, and the technology-heavy NASDAQ Composite Index fell 2.39%.(5)


(2)   Source: Bureau of Labor Statistics.

(3)   Source: Bloomberg Energy/Commodity Service.

(4) Source: Standard & Poor's, "2005 Buybacks Soar to Record Levels, Says S&P," standardandpoors.com, 4/7/05.

(5) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Semiannual Report

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

Investments in health care related companies contributed to the Fund's performance during the reporting period. In particular, positions in managed care companies Sierra Health Services and PacifiCare Health Systems boosted Fund performance, as did a position in hospital company Universal Health Services. In addition, the Fund benefited from exposure to health care products company Johnson & Johnson (originally issued by Alza, now a wholly owned subsidiary of Johnson & Johnson). However, performance was hindered by a position in biotechnology company Biogen Idec, after unforeseen safety concerns with its Tysabri drug prompted a product recall.

The Fund continued to benefit from energy industry exposure. Relatively high energy prices during the period helped boost performance through positions in natural gas producing company Williams Companies and coal producer Arch Coal. Additionally, electric and gas utilities helped performance with gains in Michigan-based CMS Energy, California-based Sempra Energy and Nevada-based Sierra Pacific Resources.

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
4/30/05

--------------------------------------------
COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------
Ford Motor Co. Capital Trust II         2.2%
  CONSUMER DURABLES
--------------------------------------------
Fannie Mae                              2.0%
  FINANCE
--------------------------------------------
Allied Waste Industries Inc.            1.9%
  INDUSTRIAL SERVICES
--------------------------------------------
Chesapeake Energy Corp.                 1.8%
  ENERGY MINERALS
--------------------------------------------
PNM Resources Inc.                      1.8%
  UTILITIES
--------------------------------------------

TOP 5 BONDS
Franklin Convertible Securities Fund
4/30/05

--------------------------------------------
COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------
Bunge Ltd.                              2.2%
  PROCESS INDUSTRIES
--------------------------------------------
Community Health Systems Inc.           2.1%
  HEALTH SERVICES
--------------------------------------------
Providian Financial Corp.               1.9%
  FINANCE
--------------------------------------------
Hilton Hotels Corp.                     1.9%
  CONSUMER SERVICES
--------------------------------------------
NII Holdings Inc.                       1.8%
  COMMUNICATIONS
--------------------------------------------


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
4/30/05

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Convertible Bonds                    54.2%

Convertible Preferred Stocks         45.7%

Short-Term Investments & Other
  Net Assets                          0.1%

Fund performance also benefited from a position in Toys R Us, after an announcement that a group of private equity investors would buy the company. The Fund was further helped by the performance of securities issued by Latin American wireless services provider NII Holdings, which operates under the Nextel brand name; by Constellation Brands, a beer, wine and spirits company; and by a position in soybean processor Bunge.

Some of our holdings did not perform as well and detracted from Fund performance during the six months under review. Troubles at domestic automakers Ford and General Motors hindered Fund performance. A new position in consulting firm BearingPoint also disappointed after it announced problems with its accounting systems that delayed the release of its financial statements. We sought to take advantage of the weakness and added to our position in this security.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Alan E. Muschott

                         Alan E. Muschott, CFA


[PHOTO OMITTED]          /s/ Edward D. Perks

                         Edward D. Perks, CFA

                         Portfolio Management Team
                         Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FISCX)                             CHANGE   4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.16    $15.32      $15.16
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                           $0.3152
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FROTX)                             CHANGE   4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.15    $15.20      $15.05
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                           $0.2602
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH             1-YEAR      5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +2.99%             +4.76%     +32.11%          +166.97%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)             -2.90%             -1.25%      +4.49%           +11.00%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)            $9,710             $9,875     $12,453           $25,155
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                           +1.02%      +4.71%           +10.25%
-----------------------------------------------------------------------------------------------------
    Distribution Rate(5)                             4.16%
-----------------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                     2.89%
-----------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH             1-YEAR      5-YEAR   INCEPTION (10/2/95)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +2.59%             +3.94%     +27.30%          +119.93%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)             +1.59%             +2.94%      +4.95%            +8.57%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $10,159            $10,294     $12,730           $21,993
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                           +5.39%      +5.17%            +8.96%
-----------------------------------------------------------------------------------------------------
    Distribution Rate(5)                             3.73%
-----------------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                     2.31%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 7

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 4/30/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.


8 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.

    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                           VALUE 10/31/04       VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000              $1,029.90                 $4.35
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000              $1,020.51                 $4.33
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000              $1,025.90                 $8.11
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000              $1,016.76                 $8.08
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.87% and C: 1.62%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


10 | Semiannual Report

FRANKLIN EQUITY INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities offering current dividend yields that are higher than the average yield of the stocks in the Standard & Poor's 500 Composite Index (S&P 500).(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Equity Income Fund - Class A posted a +4.42% cumulative total return. The Fund underperformed its benchmark, the Russell 1000(R) Value Index, which returned 6.72%, but outperformed the 3.28% gain recorded by the broader market, as measured by the S&P 500.(1),(2) The Fund underperformed its peers in the Lipper Equity Income Funds Objective Average, which returned 5.35% for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an annualized 3.5% in first quarter 2005, benefiting from greater


(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(3) Source: Lipper Inc. The Lipper Equity Income Funds Objective Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 4/30/05, there were 231 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.


                                                          Semiannual Report | 11
business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(4) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. High energy prices cooled consumer sentiment. Although core retail sales generally held strong, they weakened toward period-end. Oil prices hit a new high of $57.27 on April 1 before declining to $49.72 on April 30.(5)

The Federal Reserve Board raised the federal funds target rate from 1.75% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as many companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(6) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 2.78% for the period under review, while the broader S&P 500 rose 3.28%, and the technology-heavy NASDAQ Composite Index fell 2.39%.(7)

INVESTMENT STRATEGY

We emphasize dividend yield in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to return. We look at the relative value of a company based on criteria such as revenues, book value and earnings potential. Then we search for high-quality companies


(4)   Source: Bureau of Labor Statistics.

(5)   Source: Bloomberg Energy/Commodity Service.

(6) Source: Standard & Poor's, "2005 Buybacks Soar to Record Levels, Says S&P," standardandpoors.com, 4/7/05.

(7) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


12 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/04-4/30/05

--------------------------------------------------------------------------------
                                      DIVIDEND PER SHARE
               -----------------------------------------------------------------
MONTH             CLASS A           CLASS B          CLASS C          CLASS R
--------------------------------------------------------------------------------
November        3.24 cents        2.06 cents       2.05 cents       2.83 cents
--------------------------------------------------------------------------------
December       10.66 cents**      9.44 cents**     9.44 cents**    10.25 cents**
--------------------------------------------------------------------------------
January         3.24 cents        2.02 cents       2.02 cents       2.83 cents
--------------------------------------------------------------------------------
February        3.24 cents        2.02 cents       2.02 cents       2.83 cents
--------------------------------------------------------------------------------
March           3.24 cents        1.95 cents       1.93 cents       2.81 cents
--------------------------------------------------------------------------------
April           3.24 cents        1.95 cents       1.93 cents       2.81 cents
--------------------------------------------------------------------------------
TOTAL          26.86 CENTS       19.44 CENTS      19.39 CENTS      24.36 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 7.42 cent distribution to meet excise tax requirements.

with strong balance sheets and a distinct industry advantage. We target companies that have long track records of paying dividends that are higher than the average yield of the S&P 500, or of increasing dividends in recent years.

MANAGER'S DISCUSSION

On a sector basis, the top contributor to Fund performance during the period under review was our investments in consumer non-durable stocks. Both our overweighted position relative to the Fund's benchmark, the Russell 1000 Value Index (Index), and stock selection contributed favorably to performance. In particular, our holding in Altria Group proved especially rewarding with a 37% gain during the six-month period. The company benefited from a favorable court ruling and its announcement about its intention to split the company into separate entities to maximize shareholder value.

Our overweighted position relative to the Index and good stock selection in the health technology sector also aided the Fund's relative returns during the reporting period. Global pharmaceutical company GlaxoSmithKline gained 21% as the company released encouraging data on new drugs under development. We sought to take advantage of weakness in Merck and Pfizer and added to those positions. At the time of purchase, the stocks offered dividend yields of approximately 5% and 3%, respectively. We also sold and realized profits in Johnson & Johnson and Abbott Laboratories by period-end after meeting price targets.


                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
4/30/05

   [THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Finance*                                        25.5%

Energy Minerals                                 11.8%

Producer Manufacturing                           9.0%

Health Technology                                8.4%

Consumer Non-Durables                            7.6%

Electronic Technology                            6.8%

Communications                                   5.0%

Process Industries                               4.0%

Utilities                                        3.9%

Commercial Services                              2.9%

Technology Services                              2.8%

Consumer Services                                2.2%

Non-Energy Minerals                              1.8%

Other                                            3.3%

Short-Term Investments & Other Net Assets        5.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.

While the overall electronic technology sector delivered a weak performance during this period, several investments in such stocks proved rewarding. Within the portfolio, specific stocks such as Diebold (+15%), Rockwell Automation (+12%) and Hewlett-Packard (+11%) were notably strong performers. By period-end, we sold our Diebold holding and reduced our Rockwell Automation position as the stock prices reached our targets. Our avoidance of the electronic components stocks and careful selection of telecommunication equipment stocks also contributed to our favorable performance in this sector.

The greatest detractor from Fund performance relative to the Index was the energy minerals sector. While energy minerals stocks represented a sizable portion of the Fund's assets, we held limited investments in oil and gas production as well as in oil refining and marketing, which performed well during the period. The Fund's low exposure to these stocks was due to their typically low dividend yields. However, we did own Kerr-McGee (+33%), which appreciated in response to a tender offer to buy shares at a premium to its previous market value.

The Fund's absence of investments in the health services sector and its underweighted position relative to the Index in utilities also hurt relative returns during the six months under review. Within the health services sector, managed care companies were strong performers, but our dividend yield requirements precluded us from investing in this area. Utility stocks also appreciated strongly during the period. TXU (+42%) contributed to the Index's performance, but we did not hold this position due to its low dividend yield. In addition, we sold our holdings in Pinnacle West and Sierra Pacific Resources and initiated a new position in Dominion Resources.

Dividend payments have received more attention from corporations and investors alike during the past year. According to Ned Davis Research Inc., dividend-paying stocks of large companies outperformed non-dividend payers by 11% in the past 12 months. Per International Strategy & Investment (ISI) Group data, there were 556 dividend initiations or increases within the S&P 500 since tax rates were lowered on qualified dividends, and dividend increases averaged nearly +20% through the end of the first quarter in 2005. With our focus on dividend-paying securities, we believe the Fund is well positioned to benefit from the renewed interest in dividends.


14 | Semiannual Report

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Frank M. Felicelli

                         Frank M. Felicelli, CFA
                         Portfolio Manager
                         Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/05

------------------------------------------------
COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
------------------------------------------------
ExxonMobil Corp.                            4.9%
  ENERGY MINERALS
------------------------------------------------
Citigroup Inc.                              4.5%
  FINANCE
------------------------------------------------
General Electric Co.                        4.5%
  PRODUCER MANUFACTURING
------------------------------------------------
Bank of America Corp.                       4.1%
  FINANCE
------------------------------------------------
ChevronTexaco Corp.                         3.1%
  ENERGY MINERALS
------------------------------------------------
Altria Group Inc.                           2.2%
  CONSUMER NON-DURABLES
------------------------------------------------
Shell Transport & Trading Co. PLC,
ADR (U.K.)                                  2.2%
  ENERGY MINERALS
------------------------------------------------
JPMorgan Chase & Co.                        2.1%
  FINANCE
------------------------------------------------
R.R. Donnelley & Sons                       2.0%
  COMMERCIAL SERVICES
------------------------------------------------
Wachovia Corp.                              1.9%
  FINANCE
------------------------------------------------


                                                          Semiannual Report | 15

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FISEX)                          CHANGE     4/30/05    10/31/04
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.60      $20.18      $19.58
-------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
-------------------------------------------------------------------------------
Dividend Income                      $0.2686
-------------------------------------------------------------------------------
CLASS B (SYMBOL: FBEIX)                          CHANGE     4/30/05    10/31/04
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.60      $20.09      $19.49
-------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
-------------------------------------------------------------------------------
Dividend Income                      $0.1944
-------------------------------------------------------------------------------
CLASS C (SYMBOL: FRETX)                          CHANGE     4/30/05    10/31/04
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.60      $20.10      $19.50
-------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
-------------------------------------------------------------------------------
Dividend Income                      $0.1939
-------------------------------------------------------------------------------
CLASS R (SYMBOL: FREIX)                          CHANGE     4/30/05    10/31/04
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.60      $20.19      $19.59
-------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
-------------------------------------------------------------------------------
Dividend Income                      $0.2436
-------------------------------------------------------------------------------


16 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------
CLASS A                              6-MONTH           1-YEAR    5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)             +4.42%           +7.90%   +32.11%        +139.29%
--------------------------------------------------------------------------------------------
Average Annual Total Return(2)         -1.56%           +1.69%    +4.49%          +8.47%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $9,844          $10,169   $12,453         $22,551
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                     +1.55%    +4.96%          +8.84%
--------------------------------------------------------------------------------------------
    Distribution Rate(5)                       1.82%
--------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)               2.04%
--------------------------------------------------------------------------------------------
CLASS B                              6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)             +4.06%           +7.09%   +27.30%         +28.77%
--------------------------------------------------------------------------------------------
Average Annual Total Return(2)         +0.06%           +3.09%    +4.61%          +4.08%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)       $10,006          $10,309   $12,530         $12,877
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                     +2.96%    +5.09%         +4.35%
--------------------------------------------------------------------------------------------
    Distribution Rate(5)                       1.16%
--------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)               1.42%
--------------------------------------------------------------------------------------------
CLASS C                              6-MONTH           1-YEAR    5-YEAR  INCEPTION (10/2/95)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)             +4.06%           +7.08%   +27.26%        +105.60%
--------------------------------------------------------------------------------------------
Average Annual Total Return(2)         +3.06%           +6.08%    +4.94%          +7.81%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)       $10,306          $10,608   $12,726         $20,560
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                     +5.95%    +5.41%          +8.03%
--------------------------------------------------------------------------------------------
    Distribution Rate(5)                       1.15%
--------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)               1.42%
--------------------------------------------------------------------------------------------
CLASS R                                               6-MONTH    1-YEAR   INCEPTION (8/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                              +4.29%    +7.63%         +32.31%
--------------------------------------------------------------------------------------------
Average Annual Total Return(2)                          +3.29%    +6.63%         +10.74%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                        $10,329   $10,663         $13,231
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                               +6.44%         +11.60%
--------------------------------------------------------------------------------------------
    Distribution Rate(5)                       1.67%
--------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)               1.92%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 17

ENDNOTES

WHILE THE FUND INVESTS PRIMARILY IN DOMESTIC COMMON STOCKS, THE FUND'S LIMITED INVESTMENTS IN HIGHER-YIELDING, LOWER-RATED SECURITIES INVOLVE SPECIAL RISKS, SUCH AS A HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES ALSO INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE PORTFOLIO INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MOST VOLATILE SECTORS OF THE MARKET. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and R) per share on 4/30/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.


18 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.

    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                         VALUE 10/31/04       VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,044.20                  $4.61
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,020.28                  $4.56
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,040.60                  $8.35
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,016.61                  $8.25
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,040.60                  $8.40
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,016.56                  $8.30
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,042.90                  $5.88
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,019.04                  $5.81
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.91%; B: 1.65%; C: 1.66%; and R: 1.16%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


20 | Semiannual Report

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with a high level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Limited Maturity U.S. Government Securities Fund covers the period ended April 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a -0.20% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers Short U.S. Treasury 1-5 Year Index, which posted a -0.23% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

(1) In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

(2) U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

(3) Source: Lehman Brothers Inc. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes (TINs), and state and local government series (SLGS). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.


                                                          Semiannual Report | 21

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/04-4/30/05

--------------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                          CLASS A             ADVISOR CLASS
--------------------------------------------------------------------------------
November                                      2.60 cents             2.68 cents
--------------------------------------------------------------------------------
December                                      2.70 cents             2.78 cents
--------------------------------------------------------------------------------
January                                       2.60 cents             2.68 cents
--------------------------------------------------------------------------------
February                                      2.60 cents             2.68 cents
--------------------------------------------------------------------------------
March                                         2.60 cents             2.69 cents
--------------------------------------------------------------------------------
April                                         2.80 cents             2.89 cents
--------------------------------------------------------------------------------
TOTAL                                        15.90 CENTS            16.40 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. Approximately two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past six months, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 0.6% (not adjusted for inflation) in April 2005 compared with the same month a year earlier, which supported U.S. economic growth.(4)

Business spending also rose during the reporting period, contributing to economic growth. For example, nonresidential investment spending increased 14.5% in the fourth quarter of 2004, although it slowed to 3.5% in the first quarter of 2005.(4) Historically low interest rates continued to allow many companies easy access to capital, and ample cash helped some companies to boost their balance sheets. Many corporate debt investments also benefited from this improvement during the period. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

(4)   Source: Bureau of Economic Analysis.


22 | Semiannual Report

Energy prices rose significantly, as oil prices hit a record of $57.27 a barrel on April 1.(5) The Federal Reserve Board (Fed) raised the federal funds target rate to 2.75% from 1.75% during the reporting period. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI), which excludes volatile food and energy costs. Although higher than in the past two calendar years, this was close to the core CPI's 10-year average of 2.3%.(6) The Fed funds futures contracts priced in the potential for further rate increases. During the period, the yield curve flattened somewhat, as the 10-year U.S. Treasury yield also increased, but not as much as the shorter end of the curve. At period-end, the 10-year Treasury yielded 4.21%.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between two and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.(2) Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities
Fund 4/30/05

 [THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Agency Bonds                                   30.2%

Mortgage-Backed Securities                     45.3%

Treasury Notes                                 23.9%

Short-Term Investments & Other Net Assets       0.6%

(5)   Source: Bloomberg Energy/Commodity Service.

(6)   Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 23

--------------------------------------------------------------------------------
DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH HIGH DURATION.
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Over the past six months, we decreased our weighting in agency debentures as the yield difference (spreads) compared with Treasuries tightened. Although our exposure to the U.S. Treasury sector increased, we have historically found stronger investment opportunities in other areas such as mortgage-backed securities and agency debentures. Favorable fundamentals, stronger income and relatively strong historical risk-adjusted returns are some of the reasons we prefer these sectors across different cycles.

In the mortgage-backed securities sector, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value, looking across the coupon spectrum. From a risk management standpoint, the effective duration of the portfolio remained relatively stable, increasing by 0.06 years.

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Kent Burns

                         Kent Burns


[PHOTO OMITTED]          /s/ Doug Magowan

                         Doug Magowan

                         Portfolio Management Team
                         Franklin Limited Maturity
                         U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


24 | Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGVX)                            CHANGE    4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.18     $10.08      $10.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                         $0.1590
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSUAX)                      CHANGE    4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.17     $10.07      $10.24
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                         $0.1640
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------
CLASS A                                6-MONTH             1-YEAR     5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)               -0.20%             +1.43%    +26.33%     +62.24%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)           -2.48%             -0.89%     +4.31%      +4.72%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                         -3.10%     +4.20%      +4.74%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                           3.26%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                   3.28%
-----------------------------------------------------------------------------------------
ADVISOR CLASS(6)                       6-MONTH             1-YEAR     5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)               -0.05%             +1.54%    +26.97%     +63.52%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)           -0.05%             +1.54%     +4.89%      +5.04%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                         -0.77%     +4.81%      +5.06%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                           3.44%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                   3.47%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 25

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTAGE PREPAYMENTS AND OTHER RISK FACTORS WILL ADVERSELY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THEREFORE, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.

(6) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.85% and +4.81%.


26 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.

    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                         VALUE 10/31/04       VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $  998.00                 $3.96
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,020.83                 $4.01
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $  999.50                 $3.47
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,021.32                 $3.51
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.80% and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


28 | Semiannual Report

FRANKLIN REAL RETURN FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle by allocating assets among inflation-indexed securities, investment grade and high yield fixed income securities, mortgage- and other asset-backed securities, and equity securities with high correlation to broad measures of inflation.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 4/30/05

 [THE FOLLOWING TABLE WAS REPRESENTED AS PIE CHART IN THE PRINTED MATERIAL.]

U.S. Treasury Inflation
Protected Securities ......................  58.5%
Foreign Government Debt Securities ........  13.2%
Real Estate Investment Trusts-
Common Stocks .............................   5.1%
Corporate Bonds ...........................   4.8%
Natural Resources* ........................   4.5%
Short-Term Investments &
Other Net Assets ..........................  13.9%

* In the SOI, the natural resources sector comprises energy minerals, industrial services, non-energy minerals and process industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This inaugural semiannual report for Franklin Real Return Fund covers the period from November 17, 2004, through April 30, 2005.

PERFORMANCE OVERVIEW

Franklin Real Return Fund - Class A posted a +1.25% cumulative total return for the period since inception on November 17, 2004, through April 30, 2005. The Fund underperformed its benchmark, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 1.94% for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 33.

(1) Source: Standard & Poor's Micropal. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted (NSA). The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 57.


                                                          Semiannual Report | 29

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. Approximately two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. During the review period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 0.6% (not adjusted for inflation) in April 2005 compared with the same month a year earlier, which supported U.S. economic growth.(2)

Business spending also rose during the reporting period, contributing to economic growth. For example, nonresidential investment spending increased 14.5% in the fourth quarter of 2004, although it slowed to 3.5% in the first quarter of 2005.(2) Historically low interest rates continued to allow many companies easy access to capital, and ample cash helped some companies to boost their balance sheets. Many corporate debt investments also benefited from this improvement early in the period. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose significantly, as oil prices hit a record of $57.27 a barrel on April 1.(3) The Federal Reserve Board (Fed) raised the federal funds target rate to 2.75% from 1.75% during the reporting period. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI), which excludes volatile food and energy costs. Although higher than in the past two calendar years, this was close to the core CPI's 10-year average of 2.3%.(4) The Fed funds futures contracts priced in the potential for further rate increases. During the period, the yield curve flattened somewhat, as the 10-year U.S. Treasury yield also increased, but not as much as the shorter end of the curve. At period-end, the 10-year Treasury yielded 4.21%.

(2)   Source: Bureau of Economic Analysis.

(3)   Source: Bloomberg Energy/Commodity Service.

(4)   Source: Bureau of Labor Statistics.


30 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Real Return Fund
11/17/04-4/30/05

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                           CLASS A           ADVISOR CLASS
--------------------------------------------------------------------------------
December**                                     5.43 cents           5.43 cents
--------------------------------------------------------------------------------
January                                        1.38 cents           1.38 cents
--------------------------------------------------------------------------------
February                                       0.51 cents           0.57 cents
--------------------------------------------------------------------------------
March                                          3.38 cents           3.60 cents
--------------------------------------------------------------------------------
April                                          4.79 cents           4.97 cents
--------------------------------------------------------------------------------
TOTAL                                         15.49 CENTS          15.95 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund's first distribution was paid to shareholders who owned shares on 12/30/04.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

During the period under review, we began investing the Fund's assets in the allowable sectors and at period-end 58.5% of total net assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to natural resources, real estate investment trust (REIT) and high yield sectors.

We employed a non-U.S. dollar strategy during the reporting period, as we added a position in Swedish government inflation protected securities for two fundamental reasons. First, we considered them attractive compared to TIPS in terms of yield and potential currency appreciation. Second, we believed they offered some diversification to help mitigate any negative effect of a possible increase in U.S. real interest rates.


                                                          Semiannual Report | 31

Thank you for your participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ T. Anthony Coffey

                         T. Anthony Coffey, CFA


[PHOTO OMITTED]          /s/ Doug Magowan

                         Doug Magowan


[PHOTO OMITTED]          /s/ Kent Burns

                         Kent Burns, CFA

                         Portfolio Management Team
                         Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 | Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRAAX)                             CHANGE    4/30/05  11/17/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.03     $9.97     $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/17/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                           $0.1549
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                         CHANGE    4/30/05  11/17/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.02     $9.98     $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/17/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                           $0.1595
--------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                                     INCEPTION (11/17/04)
--------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +1.25%
--------------------------------------------------------------------------------
Aggregate Total Return(3)                                          -3.01%
--------------------------------------------------------------------------------
Aggregate Total Return (3/31/05)(3),(4)                            -3.86%
--------------------------------------------------------------------------------
    Distribution Rate(5)                  5.52%
--------------------------------------------------------------------------------
    30-Day Standardized Yield(6)          4.66%
--------------------------------------------------------------------------------
ADVISOR CLASS                                               INCEPTION (11/17/04)
--------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +1.40%
--------------------------------------------------------------------------------
Aggregate Total Return(3)                                          +1.40%
--------------------------------------------------------------------------------
Aggregate Total Return (3/31/05)(3),(4)                            +0.39%
--------------------------------------------------------------------------------
    Distribution Rate(5)                  5.98%
--------------------------------------------------------------------------------
    30-Day Standardized Yield(6)          5.07%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 33

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. EQUITY REITS MAY BE AFFECTED BY ANY CHANGES IN THE VALUE OF THE PROPERTIES OWNED AND OTHER FACTORS, AND THEIR PRICES TEND TO GO UP AND DOWN. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES (JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1) The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.19% for Class A and 4.58% for Advisor Class. After 10/31/05, the manager and administrator may end this arrangement at any time.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Aggregate total return represents the change in value of an investment since inception and includes any applicable maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

(4) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.


34 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.

    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                      BEGINNING ACCOUNT VALUE                         EXPENSES PAID DURING PERIOD*
                                          ACTUAL 11/17/04        ENDING ACCOUNT          ACTUAL 11/17/04-4/30/05
CLASS A                                HYPOTHETICAL 10/31/04      VALUE 4/30/05       HYPOTHETICAL 10/31/04-4/30/05
-------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000                $1,012.50                      $4.09
-------------------------------------------------------------------------------------------------------------------
Hypothetical
 (5% return before expenses)                  $1,000                $1,020.33                      $4.51
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000                $1,014.00                      $2.96
-------------------------------------------------------------------------------------------------------------------
Hypothetical
 (5% return before expenses)                  $1,000                $1,021.57                      $3.26
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio net of expense waivers for each class (A: 0.90% and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 165/365 to reflect the number of days since commencement of operations.


36 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                          YEAR ENDED OCTOBER 31,
CLASS A                                             (UNAUDITED)         2004          2003        2002           2001         2000
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $   15.16       $  13.90     $   10.87   $   13.07      $   15.93    $   12.75
                                                  --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................          0.22           0.50          0.56        0.69(e)        0.76         0.75

 Net realized and unrealized gains (losses) ...          0.26           1.43          2.97       (2.14)(e)      (2.12)        3.08
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............          0.48           1.93          3.53       (1.45)         (1.36)        3.83
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................         (0.32)         (0.67)        (0.50)      (0.75)         (0.83)       (0.65)

 Net realized gains ...........................            --             --            --          --          (0.67)          --
                                                  --------------------------------------------------------------------------------
Total distributions ...........................         (0.32)         (0.67)        (0.50)      (0.75)         (1.50)       (0.65)
                                                  --------------------------------------------------------------------------------
Redemption fees ...............................            --(c)          --(c)         --          --             --           --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................     $   15.32       $  15.16     $   13.90   $   10.87      $   13.07    $   15.93
                                                  ================================================================================

Total return(b) ...............................          2.99%         14.06%        33.10%     (11.74)%        (9.15)%      30.51%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $ 454,632       $380,960     $ 294,987   $ 168,040      $ 169,659    $ 159,130

Ratios to average net assets:

 Expenses .....................................          0.87%(d)       0.92%         0.98%       1.00%          1.00%        1.05%

 Expenses net of payments by affiliate ........          0.87%(d)       0.89%         0.98%       1.00%          1.00%        1.05%

 Net investment income ........................          2.78%(d)       3.36%         4.49%       5.45%(e)       5.26%        4.92%

Portfolio turnover rate .......................         22.13%         28.37%        49.90%      91.25%        163.07%      177.02%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ....................................  $(0.017)
Net realized and unrealized gains (losses) per share ...............    0.017
Ratio of net investment income to average net assets ...............    (0.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 37

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND (CONTINUED)

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                          YEAR ENDED OCTOBER 31,
CLASS C                                             (UNAUDITED)         2004          2003        2002           2001         2000
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $   15.05       $  13.81     $   10.82   $   13.01      $   15.86    $   12.70
                                                  --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................          0.16           0.39          0.46        0.60(e)        0.66         0.64

 Net realized and unrealized gains (losses) ...          0.25           1.42          2.96       (2.13)(e)      (2.12)        3.06
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............          0.41           1.81          3.42       (1.53)         (1.46)        3.70
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................         (0.26)         (0.57)        (0.43)      (0.66)         (0.72)       (0.54)

 Net realized gains ...........................            --             --            --          --          (0.67)          --
                                                  --------------------------------------------------------------------------------
Total distributions ...........................         (0.26)         (0.57)        (0.43)      (0.66)         (1.39)       (0.54)
                                                  --------------------------------------------------------------------------------
Redemption fees ...............................            --(c)          --(c)         --          --             --           --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................     $   15.20       $  15.05     $   13.81   $   10.82      $   13.01    $   15.86
                                                  ================================================================================

Total return(b) ...............................          2.59%         13.21%        32.08%     (12.35)%        (9.82)%      29.54%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $ 190,790       $167,813     $ 106,719   $  55,759      $  46,861    $  35,525

Ratios to average net assets:

 Expenses .....................................          1.62%(d)       1.67%         1.75%       1.72%          1.75%        1.77%

 Expenses net of payments by affiliate ........          1.62%(d)       1.64%         1.75%       1.72%          1.75%        1.77%

 Net investment income ........................          2.03%(d)       2.61%         3.72%       4.73%(e)       4.55%        4.21%

Portfolio turnover rate .......................         22.13%         28.37%        49.90%      91.25%        163.07%      177.02%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ...................................   $(0.017)
Net realized and unrealized gains (losses) per share ..............     0.017
Ratio of net investment income to average net assets ..............     (0.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


38 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS 45.7%
   COMMERCIAL SERVICES 0.5%
   Interpublic Group of Cos. Inc., 5.375%, cvt. pfd. .................................          65,000    $    2,990,000
                                                                                                          --------------
   COMMUNICATIONS 0.7%
   ALLTEL Corp., 7.75%, cvt. pfd. ....................................................          90,000         4,496,400
                                                                                                          --------------
   CONSUMER DURABLES 2.9%
   Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .................................         370,000        14,411,500
   General Motors Corp., 6.25%, cvt. pfd. ............................................         235,000         4,427,400
                                                                                                          --------------
                                                                                                              18,838,900
                                                                                                          --------------
   CONSUMER NON-DURABLES 1.2%
   Constellation Brands Inc., 5.75%, cvt. pfd. .......................................         191,800         7,719,950
                                                                                                          --------------
   DISTRIBUTION SERVICES 0.6%
   McKesson Financing Trust, 5.00%, cvt. pfd. ........................................          75,000         3,965,625
                                                                                                          --------------
   ELECTRONIC TECHNOLOGY 0.8%
   Northrop Grumman Corp., 7.00%, cvt. pfd., B .......................................          40,000         4,980,000
                                                                                                          --------------
   ENERGY MINERALS 5.0%
   Arch Coal Inc., 5.00%, cvt. pfd. ..................................................         100,000        10,987,500
   Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ...................................         120,000        11,925,000
   NRG Energy Inc., 4.00%, cvt. pfd., 144A ...........................................          10,000         9,507,000
                                                                                                          --------------
                                                                                                              32,419,500
                                                                                                          --------------
   FINANCE 12.2%
   Capital One Financial Corp., 6.25%, cvt. pfd. .....................................         100,000         5,037,500
   Chubb Corp., 7.00%, cvt. pfd. .....................................................         150,000         4,477,500
   Commerce Capital Trust II, 5.95%, cvt. pfd. .......................................         145,000         8,192,500
   Conseco Inc., 5.50%, cvt. pfd. ....................................................         225,000         5,596,875
   Fannie Mae, 5.375%, cvt. pfd. .....................................................             140        12,932,204
   Hartford Financial Service Group Inc., 6.00%, cvt. pfd. ...........................          75,000         4,905,750
   PMI Group Inc., 5.875%, cvt. pfd. .................................................         270,000         6,021,000
   Travelers Property Casualty Corp., 4.50%, cvt. pfd., junior sub. note .............         300,000         6,567,000
   Unumprovident Corp., 8.25%, cvt. pfd. .............................................         400,000        11,159,600
   Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A ........................          60,000         3,144,960
   Washington Mutual Inc., 5.375%, cvt. pfd. .........................................          20,000         1,048,320
   XL Capital Ltd., 6.50%, cvt. pfd. .................................................         420,000         9,599,520
                                                                                                          --------------
                                                                                                              78,682,729
                                                                                                          --------------
   INDUSTRIAL SERVICES 4.7%
   Allied Waste Industries Inc., 6.25%, cvt. pfd., D .................................          48,000        12,000,000
   El Paso Corp., 4.99%, cvt. pfd., 144A .............................................          12,000        11,407,631
   Williams Cos. Inc., 5.50%, cvt. pfd. ..............................................          40,000         3,390,000
   Williams Cos. Inc., 5.50%, cvt. pfd., 144A ........................................          41,000         3,474,750
                                                                                                          --------------
                                                                                                              30,272,381
                                                                                                          --------------
   PROCESS INDUSTRIES 4.6%
   Celanese Corp., 4.25%, cvt. pfd. ..................................................         375,000         8,578,125
   Huntsman Corp., 5.00%, cvt. pfd. ..................................................         242,800        11,376,394
   Temple Inland Inc., 7.50%, cvt. pfd. ..............................................         185,000         9,964,100
                                                                                                          --------------
                                                                                                              29,918,619
                                                                                                          --------------


                                                          Semiannual Report | 39

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS (CONT.)
   REAL ESTATE INVESTMENT TRUSTS 4.4%
   Citigroup Global Markets into Regency, 2.00%, cvt. pfd. ...........................         105,000    $    4,647,489
   Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ................................          52,595         1,346,432
   Host Marriott Corp., 6.75%, cvt. pfd. .............................................         182,800        10,465,300
   Simon Property Group Inc., 6.00%, cvt. pfd. .......................................         200,000        11,618,000
                                                                                                          --------------
                                                                                                              28,077,221
                                                                                                          --------------
   RETAIL TRADE 1.3%
   Toys R Us Inc., 6.25%, cvt. pfd. ..................................................         144,000         8,532,000
                                                                                                          --------------
   UTILITIES 6.8%
   Aquila Inc., 6.75%, cvt. pfd. .....................................................         306,300         9,804,663
   CMS Energy Corp., 4.50%, cvt. pfd. ................................................         100,000         7,325,000
   DTE Energy Co., 8.75%, cvt. pfd. ..................................................         200,000         5,084,000
   PNM Resources Inc., 6.75%, cvt. pfd. ..............................................         225,000        11,671,875
   Sempra Energy, 8.50%, cvt. pfd. ...................................................         300,000        10,012,500
                                                                                                          --------------
                                                                                                              43,898,038
                                                                                                          --------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $281,416,028) ............................                       294,791,363
                                                                                                          --------------

                                                                                          ------------
                                                                                           PRINCIPAL
                                                                                           AMOUNT(b)
                                                                                          ------------
   CONVERTIBLE BONDS 54.2%
   COMMERCIAL SERVICES 1.8%
   Interpublic Group of Cos. Inc., cvt., senior note, 144A, 4.50%, 3/15/23 ...........    $  3,000,000         3,802,500
   Grey Global Group Inc., cvt., sub. bond, 144A, 5.00%, 10/15/33 ....................       6,000,000         7,815,780
                                                                                                          --------------
                                                                                                              11,618,280
                                                                                                          --------------
   COMMUNICATIONS 1.8%
   NII Holdings Inc., cvt., senior note, 144A, 3.50%, 9/15/33 ........................       6,000,000        11,827,500
                                                                                                          --------------
   CONSUMER DURABLES 0.8%
   K2 Inc., cvt., 144A, 5.00%, 6/15/10 ...............................................       4,000,000         4,925,000
                                                                                                          --------------
   CONSUMER SERVICES 9.0%
(a)Adelphia Communications Corp., cvt., junior sub. note, 6.00%, 2/15/06 .............      11,250,000           675,000
   Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 (Panama) ........................       9,000,000        11,598,750
   Fairmont Hotels & Resorts Inc., cvt., senior note, 144A, 3.75%, 12/01/23 (Canada) .       5,000,000         5,212,500
   Hilton Hotels Corp., cvt., senior note, 3.375%, 4/15/23 ...........................      10,500,000        11,983,125
   Liberty Media Corp. into Viacom, cvt., senior deb., B, 3.25%, 3/15/31 .............      10,000,000         8,100,000
   Six Flags Inc., cvt., 4.50%, 5/15/15 ..............................................      10,000,000         8,600,000
   Tyco International Group SA, cvt., senior deb., 2.75%, 1/15/18 (Luxembourg) .......       3,000,000         4,166,250
   Tyco International Group SA, cvt., senior deb., 144A, 2.75%, 1/15/18 (Luxembourg) .       5,500,000         7,638,125
                                                                                                          --------------
                                                                                                              57,973,750
                                                                                                          --------------
   ELECTRONIC TECHNOLOGY 1.0%
   Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31 ..............       8,000,000         6,270,000
                                                                                                          --------------


40 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                    AMOUNT(b)           VALUE
------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   FINANCE 8.3%
   CapitalSource Inc., cvt., senior note, 3.50%, 7/15/34 .............................    $  4,000,000    $    3,610,000
   CapitalSource Inc., cvt., senior note, 144A, 3.50%, 7/15/34 .......................       8,000,000         7,220,000
   Countrywide Financial Corp., cvt., senior note, zero cpn., 2/08/31 ................       6,000,000        10,117,500
   GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 ...............................       3,000,000         4,316,250
   Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14 ...................       3,600,000         3,496,500
   Leucadia National Corp., cvt., senior sub. note, 144A, 3.75%, 4/15/14 .............       7,500,000         7,284,375
   NCO Group Inc., cvt., sub. note, 4.75%, 4/15/06 ...................................       5,000,000         4,943,750
   Providian Financial Corp., cvt., senior note, 4.00%, 5/15/08 ......................       9,000,000        12,442,500
                                                                                                          --------------
                                                                                                              53,430,875
                                                                                                          --------------
   HEALTH SERVICES 6.6%
   Community Health Systems Inc., cvt., sub. note, 4.25%, 10/15/08 ...................      12,000,000        13,560,000
   LifePoint Hospitals Holding, cvt., sub. note, 4.50%, 6/01/09 ......................       2,500,000         2,578,125
   PacifiCare Health Systems Inc., cvt., sub. deb., 3.00%, 10/15/32 ..................       2,000,000         5,772,500
   Sierra Health Services Inc., cvt., senior deb., 2.25%, 3/15/23 ....................       3,000,000        10,687,500
   Universal Health Services Inc., cvt., 0.426%, 6/23/20 .............................      15,500,000        10,210,625
                                                                                                          --------------
                                                                                                              42,808,750
                                                                                                          --------------
   HEALTH TECHNOLOGY 11.7%
   Alpharma Inc., cvt., senior sub. note, 3.00%, 6/01/06 .............................       4,000,000         4,990,000
   Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero cpn., 7/28/20 ............      10,000,000         9,475,000
   Biogen Idec Inc., cvt., sub. note, zero cpn., 2/16/19 .............................       3,500,000         5,140,625
   Celgene Corp., cvt., senior note, 1.75%, 6/01/08 ..................................       6,000,000         9,817,500
   InterMune Inc., cvt., senior note, 0.25%, 3/01/11 .................................       8,000,000         5,910,000
   IVAX Corp., cvt., senior sub. note, 4.50%, 5/15/08 ................................       5,000,000         4,912,500
   Medarex Inc., cvt., senior note, 144A, 2.25%, 5/15/11 .............................      12,500,000        10,328,125
   MGI Pharma Inc., cvt., senior sub. note, 144A, 1.682% to 3/02/11,
    zero cpn. thereafter, 3/02/24 ....................................................      10,000,000         6,787,500
   NPS Pharmaceuticals Inc., cvt., senior note, 144A, 3.00%, 6/15/08 .................       7,000,000         5,993,750
   Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 .........................      11,150,000        11,819,000
                                                                                                          --------------
                                                                                                              75,174,000
                                                                                                          --------------
   PROCESS INDUSTRIES 2.2%
   Bunge Ltd., cvt., senior note, 3.75%, 11/15/22 ....................................       8,000,000        14,200,000
                                                                                                          --------------
   PRODUCER MANUFACTURING 1.0%
   Lennox International Inc., cvt., junior sub. note, 6.25%, 6/01/09 .................       5,500,000         6,682,500
                                                                                                          --------------
   RETAIL TRADE 3.0%
   Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ................................      10,000,000        10,050,000
   Lowe's Cos. Inc., cvt., senior note, zero cpn., 2/16/21 ...........................      11,000,000         9,441,960
                                                                                                          --------------
                                                                                                              19,491,960
                                                                                                          --------------
   TECHNOLOGY SERVICES 1.7%
   BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 .........................      14,000,000        10,692,500
                                                                                                          --------------


                                                          Semiannual Report | 41

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                    AMOUNT(b)           VALUE
------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   UTILITIES 5.3%
   Centerpoint Energy Inc., cvt., senior note, 3.75%, 5/15/23 ........................    $ 10,000,000    $   11,237,500
   CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 .............................       6,000,000         6,594,600
   Dynegy Inc., cvt., sub. note, 144A, 4.75%, 8/15/23 ................................       5,000,000         5,343,750
   Reliant Resources Inc., cvt., senior sub. bond, 144A, 5.00%, 8/15/10 ..............       5,000,000         6,168,750
   Sierra Pacific Resources Co., cvt., senior note, 144A, 7.25%, 2/14/10 .............       2,000,000         5,090,000
                                                                                                          --------------
                                                                                                              34,434,600
                                                                                                          --------------
   TOTAL CONVERTIBLE BONDS (COST $328,035,587)........................................                       349,529,715
                                                                                                          --------------
   TOTAL LONG TERM INVESTMENTS (COST $609,451,615)....................................                       644,321,078
                                                                                                          --------------

                                                                                          ------------
                                                                                             SHARES
                                                                                          ------------
   SHORT TERM INVESTMENT (COST $315,719) 0.0%(c)
   MONEY FUND 0.0%(c)
(d)Franklin Institutional Fiduciary Trust Money Market Portfolio .....................         315,719           315,719
                                                                                                          --------------
   TOTAL INVESTMENTS (COST $609,767,334) 99.9%........................................                       644,636,797
   OTHER ASSETS, LESS LIABILITIES 0.1%................................................                           785,023
                                                                                                          --------------
   NET ASSETS 100.0%..................................................................                    $  645,421,820
                                                                                                          ==============

(a)   Defaulted securities. See Note 8.

(b)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)   Rounds to less than 0.05% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


42 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
CLASS A                                             (UNAUDITED)          2004         2003        2002         2001        2000
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     19.58        $  17.84     $  15.42    $  17.76     $  19.82    $  19.20
                                                  -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................           0.28            0.41         0.40        0.42(f)      0.43        0.53

 Net realized and unrealized gains (losses) ..           0.59            1.72         2.45       (2.21)(f)    (1.60)       1.89
                                                  -----------------------------------------------------------------------------
Total from investment operations .............           0.87            2.13         2.85       (1.79)       (1.17)       2.42
                                                  -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................          (0.27)          (0.39)       (0.43)      (0.40)       (0.46)      (0.52)

 Net realized gains ..........................             --              --           --       (0.15)       (0.43)      (1.28)
                                                  -----------------------------------------------------------------------------
Total distributions ..........................          (0.27)          (0.39)       (0.43)      (0.55)       (0.89)      (1.80)
                                                  -----------------------------------------------------------------------------
Redemption fees ..............................             --(c)            --(c)       --          --           --          --
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............    $     20.18        $  19.58     $  17.84    $  15.42     $  17.76    $  19.82
                                                  =============================================================================

Total return(b) ..............................           4.42%          12.04%       18.72%     (10.43)%      (6.22)%     14.05%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $   636,210        $615,941     $501,658    $404,219     $373,232    $344,671

Ratios to average net assets:

 Expenses ....................................           0.91%(d)        0.93%(e)     1.00%       1.00%        0.99%       1.04%

 Net investment income .......................           2.79%(d)        2.15%        2.46%       2.34%(f)     2.19%       2.94%

Portfolio turnover rate ......................          20.37%          36.42%       54.07%      77.27%      114.13%      69.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%.

(f) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................          $(0.012)
Net realized and unrealized gains (losses) per share .....            0.012
Ratio of net investment income to average net assets .....            (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 43

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                     YEAR ENDED OCTOBER 31,
CLASS B                                             (UNAUDITED)          2004         2003        2002         2001        2000
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     19.49        $  17.76     $  15.37    $  17.70     $  19.76    $  19.16
                                                  -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................           0.21            0.27         0.27        0.28(f)      0.27        0.39

 Net realized and unrealized gains (losses)...           0.58            1.71         2.44       (2.19)(f)    (1.59)       1.88
                                                  -----------------------------------------------------------------------------
Total from investment operations .............           0.79            1.98         2.71       (1.91)       (1.32)       2.27
                                                  -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................          (0.19)          (0.25)       (0.32)      (0.27)       (0.31)      (0.39)

 Net realized gains ..........................             --              --           --       (0.15)       (0.43)      (1.28)
                                                  -----------------------------------------------------------------------------
Total distributions ..........................          (0.19)          (0.25)       (0.32)      (0.42)       (0.74)      (1.67)
                                                  -----------------------------------------------------------------------------
Redemption fees ..............................             --(c)           --(c)        --          --           --          --
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............    $     20.09        $  19.49     $  17.76    $  15.37     $  17.70    $  19.76
                                                  =============================================================================

Total return(b) ..............................           4.06%          11.20%       17.85%     (11.07)%      (6.97)%     13.17%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $    57,293        $ 55,442     $ 42,764    $ 21,341     $ 10,661    $  4,509

Ratios to average net assets:

 Expenses ....................................           1.65%(d)        1.68%(e)     1.75%       1.75%        1.73%       1.78%

 Net investment income .......................           2.05%(d)        1.40%        1.71%       1.59%(f)     1.41%       2.18%

Portfolio turnover rate ......................          20.37%          36.42%       54.07%      77.27%      114.13%      69.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%.

(f) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..........................          $(0.012)
Net realized and unrealized gains (losses) per share .....            0.012
Ratio of net investment income to average net assets .....            (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


44 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
CLASS C                                             (UNAUDITED)          2004         2003        2002         2001        2000
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $      19.50       $  17.77     $  15.38    $  17.70     $  19.77    $  19.14
                                                  -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................            0.21           0.27         0.27        0.28(f)      0.28        0.40

 Net realized and unrealized gains (losses) ..            0.58           1.71         2.43       (2.18)(f)    (1.61)       1.89
                                                  -----------------------------------------------------------------------------
Total from investment operations .............            0.79           1.98         2.70       (1.90)       (1.33)       2.29
                                                  -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................           (0.19)         (0.25)       (0.31)      (0.27)       (0.31)      (0.38)

 Net realized gains ..........................              --             --           --       (0.15)       (0.43)      (1.28)
                                                  -----------------------------------------------------------------------------
Total distributions ..........................           (0.19)         (0.25)       (0.31)      (0.42)       (0.74)      (1.66)
                                                  -----------------------------------------------------------------------------
Redemption fees ..............................              --(c)          --(c)        --          --           --          --
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............    $      20.10       $  19.50     $  17.77    $  15.38     $  17.70    $  19.77
                                                  =============================================================================

Total return(b) ..............................            4.06%         11.19%       17.82%     (11.07)%      (7.00)%     13.26%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $    177,767       $172,773     $147,739    $ 96,701     $ 84,912    $ 73,387

Ratios to average net assets:

 Expenses ....................................            1.66%(d)       1.68%(e)     1.76%       1.73%        1.74%       1.78%

 Net investment income .......................            2.04%(d)       1.40%        1.70%       1.61%(f)     1.44%       2.20%

Portfolio turnover rate ......................           20.37%         36.42%       54.07%      77.27%      114.13%      69.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%. (f)-Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ...................................   $(0.012)
Net realized and unrealized gains (losses) per share ..............     0.012
Ratio of net investment income to average net assets ..............     (0.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 45

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                  ----------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005         YEAR ENDED OCTOBER 31,
CLASS R                                             (UNAUDITED)          2004         2003     2002(f)
                                                  ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     19.59        $  17.85     $  15.44    $  16.20
                                                  ----------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................           0.26            0.37         0.34        0.06

 Net realized and unrealized gains (losses) ..           0.58            1.72         2.46       (0.73)
                                                  ----------------------------------------------------
Total from investment operations .............           0.84            2.09         2.80       (0.67)
                                                  ----------------------------------------------------
Less distributions from net investment income           (0.24)          (0.35)       (0.39)      (0.09)

Redemption fees ..............................             --(c)           --(c)        --          --
                                                  ----------------------------------------------------
Net asset value, end of period ...............    $     20.19        $  19.59     $  17.85    $  15.44
                                                  ====================================================

Total return(b) ..............................           4.29%          11.75%       18.46%      (4.17)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $    20,366        $ 18,858     $ 14,685    $  2,842

Ratios to average net assets:

 Expenses ....................................           1.16%(d)        1.18%(e)     1.25%       1.25%(d)

 Net investment income .......................           2.54%(d)        1.90%        2.21%       2.09%(d)

Portfolio turnover rate ......................          20.37%          36.42%       54.07%      77.27%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than 0.01%.

(f)   For the period August 1, 2002 (effective date) to October 31, 2002.


46 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
   FRANKLIN EQUITY INCOME FUND                                          COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.9%
   COMMERCIAL SERVICES 2.9%
   Dex Media Inc. ................................................   United States        385,500    $    8,442,450
   R.R. Donnelley & Sons Co. .....................................   United States        540,200        17,777,982
                                                                                                     --------------
                                                                                                         26,220,432
                                                                                                     --------------

   COMMUNICATIONS 5.0%
   Alltel Corp. ..................................................   United States        165,400         9,421,185
   BellSouth Corp. ...............................................   United States        486,000        12,874,140
   Citizens Communications Co. ...................................   United States        169,300         2,158,575
   SBC Communications Inc. .......................................   United States        573,000        13,637,400
   Sprint Corp. ..................................................   United States        299,800         6,673,548
                                                                                                     --------------
                                                                                                         44,764,848
                                                                                                     --------------

   CONSUMER NON-DURABLES 7.6%
   Altria Group Inc. .............................................   United States        307,900        20,010,421
   British American Tobacco PLC ..................................   United Kingdom       535,600         9,986,213
   Coca-Cola Co. .................................................   United States        329,800        14,326,512
   General Mills Inc. ............................................   United States        136,200         6,728,280
   Kimberly-Clark Corp. ..........................................   United States        102,900         6,426,105
   Unilever NV, N.Y. shs. ........................................    Netherlands         162,900        10,495,647
                                                                                                     --------------
                                                                                                         67,973,178
                                                                                                     --------------

   CONSUMER SERVICES 2.2%
   Dow Jones & Co. Inc. ..........................................   United States        215,600         7,209,664
   Viacom Inc., B ................................................   United States        242,700         8,402,274
   The Walt Disney Co. ...........................................   United States        160,800         4,245,120
                                                                                                     --------------
                                                                                                         19,857,058
                                                                                                     --------------

   ELECTRONIC TECHNOLOGY 6.8%
   Embraer-Empresa Brasileira de Aeronautica SA, ADR .............       Brazil           300,400         8,663,536
   Hewlett-Packard Co. ...........................................   United States        463,100         9,479,657
   Lockheed Martin Corp. .........................................   United States        119,600         7,289,620
   Nokia Corp., ADR ..............................................      Finland           623,500         9,963,530
   Raytheon Co. ..................................................   United States        425,100        15,988,011
   Rockwell Automation Inc. ......................................   United States        193,100         8,927,013
                                                                                                     --------------
                                                                                                         60,311,367
                                                                                                     --------------

   ENERGY MINERALS 11.8%
   BP PLC, ADR ...................................................   United Kingdom       156,200         9,512,580
   ChevronTexaco Corp. ...........................................   United States        533,920        27,763,840
   ExxonMobil Corp. ..............................................   United States        759,334        43,304,818
   Kerr-McGee Corp. ..............................................   United States         65,500         5,082,800
   Shell Transport & Trading Co. PLC, ADR ........................   United Kingdom       362,400        19,522,488
                                                                                                     --------------
                                                                                                        105,186,526
                                                                                                     --------------


                                                          Semiannual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST

-------------------------------------------------------------------------------------------------------------------
   FRANKLIN EQUITY INCOME FUND                                           COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE 24.3%
   Bank of America Corp. .........................................    United States       811,306    $   36,541,222
   Citigroup Inc. ................................................    United States       854,700        40,136,712
   Freddie Mac ...................................................    United States       149,700         9,209,544
   JPMorgan Chase & Co. ..........................................    United States       525,750        18,658,867
   MBNA Corp. ....................................................    United States       346,700         6,847,325
   Montpelier Re Holdings Ltd. ...................................       Bermuda          147,200         4,885,568
   Morgan Stanley ................................................    United States       272,100        14,317,902
   Old Republic International Corp. ..............................    United States       345,100         8,144,360
   Prudential Financial Inc. .....................................    United States        81,852         4,677,842
   St. Paul Travelers Cos. Inc. ..................................    United States       383,500        13,729,300
   U.S. Bancorp ..................................................    United States       520,000        14,508,000
   Wachovia Corp. ................................................    United States       326,900        16,730,742
   Washington Mutual Inc. ........................................    United States       334,700        13,829,804
   Wells Fargo & Co. .............................................    United States       237,600        14,241,744
                                                                                                     --------------
                                                                                                        216,458,932
                                                                                                     --------------

   HEALTH TECHNOLOGY 7.9%
   Bristol-Myers Squibb Co. ......................................    United States       257,200         6,687,200
   GlaxoSmithKline PLC, ADR ......................................   United Kingdom       250,300        12,652,665
   Hillenbrand Industries Inc. ...................................    United States        88,800         4,903,536
   Merck & Co. Inc. ..............................................    United States       485,100        16,444,890
   Pall Corp. ....................................................    United States       235,000         6,305,050
   Pfizer Inc. ...................................................    United States       563,200        15,302,144
   Wyeth .........................................................    United States       182,700         8,210,538
                                                                                                     --------------
                                                                                                         70,506,023
                                                                                                     --------------

   INDUSTRIAL SERVICES 0.8%
   Waste Management Inc. .........................................    United States       243,900         6,948,711
                                                                                                     --------------

   NON-ENERGY MINERALS 1.3%
   Alcoa Inc. ....................................................    United States       382,800        11,108,856
                                                                                                     --------------

   PROCESS INDUSTRIES 4.0%
   Cabot Corp. ...................................................    United States       200,600         6,128,330
   Dow Chemical Co. ..............................................    United States       304,100        13,967,313
   E.I. du Pont de Nemours & Co. .................................    United States       199,200         9,384,312
   Lyondell Chemical Co. .........................................    United States       236,300         5,928,767
                                                                                                     --------------
                                                                                                         35,408,722
                                                                                                     --------------

   PRODUCER MANUFACTURING 9.0%
   3M Co. ........................................................    United States       133,700        10,224,039
   General Electric Co. ..........................................    United States     1,107,200        40,080,640
   Honeywell International Inc. ..................................    United States       345,300        12,347,928
   PACCAR Inc. ...................................................    United States        94,700         6,430,130
   Pitney Bowes Inc. .............................................    United States       249,400        11,153,168
                                                                                                     --------------
                                                                                                         80,235,905
                                                                                                     --------------

   REAL ESTATE INVESTMENT TRUSTS 0.9%
   iStar Financial Inc. ..........................................    United States       204,000         8,127,360
                                                                                                     --------------


48 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

-------------------------------------------------------------------------------------------------------------------
   FRANKLIN EQUITY INCOME FUND                                          COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TECHNOLOGY SERVICES 2.8%
   Automatic Data Processing Inc. ................................    United States       157,600    $    6,846,144
   Microsoft Corp. ...............................................    United States       541,900        13,710,070
   Paychex Inc. ..................................................    United States       141,200         4,320,720
                                                                                                     --------------
                                                                                                         24,876,934
                                                                                                     --------------

   TRANSPORTATION 0.7%
   United Parcel Service Inc., B .................................    United States        92,400         6,589,044
                                                                                                     --------------

   UTILITIES 3.9%
   Dominion Resources Inc. .......................................    United States       103,900         7,834,060
   NiSource Inc. .................................................    United States       619,100        14,387,884
   PPL Corp. .....................................................    United States       101,400         5,501,964
   Scottish Power PLC ............................................   United Kingdom       924,700         7,452,567
                                                                                                     --------------
                                                                                                         35,176,475
                                                                                                     --------------
   TOTAL COMMON STOCKS (COST $699,636,295) .......................                                      819,750,371
                                                                                                     --------------
   CONVERTIBLE PREFERRED STOCKS 3.1%
   CONSUMER DURABLES 0.9%
   Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .............    United States       197,600         7,696,520
                                                                                                     --------------
   FINANCE 1.2%
   Fannie Mae, 5.375%, cvt. pfd. .................................    United States           115        10,622,881
                                                                                                     --------------
   HEALTH TECHNOLOGY 0.5%
   Schering-Plough Corp., 6.00%, cvt. pfd. .......................    United States        87,200         4,774,200
                                                                                                     --------------
   NON-ENERGY MINERALS 0.5%
   Freeport Mcmoran Copper & Gold Inc., 5.50%, cvt. pfd. .........    United States         4,900         4,378,150
                                                                                                     --------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $30,073,573)..........                                       27,471,751
                                                                                                     --------------
   TOTAL LONG TERM INVESTMENTS (COST $729,709,868) ...............                                      847,222,122
                                                                                                     --------------
   SHORT TERM INVESTMENTS 5.0%
   MONEY FUND (COST $44,107,566) 4.9%
(a)Franklin Institutional Fiduciary Trust Money Market Portfolio .    United States    44,107,566        44,107,566
                                                                                                     --------------


                                                          Semiannual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST

-------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
   FRANKLIN EQUITY INCOME FUND                                          COUNTRY         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT (COST $514,285) 0.1%
(b)Joint Repurchase Agreement, 2.889%, 5/02/05  ..................   United States    $   514,285    $      514,285
    (Maturity Value $514,409)
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $48,797)
    Banc of America Securities LLC (Maturity Value $48,797)
    Barclays Capital Inc. (Maturity Value $48,797)
    Bear, Stearns & Co., Inc. (Maturity Value $32,536)
    BNP Paribas Securities Corp. (Maturity Value $48,797)
    Deutsche Bank Securities Inc. (Maturity Value $48,797)
    Greenwich Capital Markets Inc. (Maturity Value $48,797)
    Lehman Brothers Inc. (Maturity Value $42,690)
    Merrill Lynch Government Securities Inc. (Maturity Value $48,797)
    Morgan Stanley & Co. Inc. (Maturity Value $48,802)
    UBS Securities LLC (Maturity Value $48,802)
     Collateralized by U.S. Government Agency Securities,
     1.75 - 7.25%, 7/15/05 - 3/15/10; (c)U.S. Government Agency
     Discount Notes, 5/10/05 - 12/30/05, (c)U.S. Treasury Bills,
     10/06/05 - 10/13/05 and U.S. Treasury Notes, 1.625 - 2.375%,
     2/28/06 - 8/15/06
                                                                                                     --------------
   TOTAL INVESTMENTS (COST $774,331,719) 100.0% ..................                                      891,843,973
   OTHER ASSETS, LESS LIABILITIES (0.0)%(d) ......................                                         (207,399)
                                                                                                     --------------
   NET ASSETS 100.0% .............................................                                   $  891,636,574
                                                                                                     ==============

See Selected Portfolio Abbreviations on page 61.

(a) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(b)   See Note 1(c) regarding joint repurchase agreement.

(c) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(d)   Rounds to less than 0.05% of net assets.


50 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
CLASS A                                             (UNAUDITED)          2004         2003        2002         2001        2000
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     10.26        $  10.37     $  10.57    $  10.58     $  10.09    $  10.11
                                                  -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................           0.15            0.27         0.29        0.44         0.55(e)     0.57

 Net realized and unrealized gains (losses) ..          (0.17)          (0.04)       (0.09)       0.06         0.51(e)       --
                                                  -----------------------------------------------------------------------------
Total from investment operations .............          (0.02)           0.23         0.20        0.50         1.06        0.57
                                                  -----------------------------------------------------------------------------
Less distributions from net investment income           (0.16)          (0.34)       (0.40)      (0.51)       (0.57)      (0.59)

Redemption fees...............................             --(c)           --(c)        --          --           --          --
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............    $     10.08        $  10.26     $  10.37    $  10.57     $  10.58    $  10.09
                                                  =============================================================================

Total return(b) ..............................          (0.20)%          2.23%        1.92%       4.87%       10.81%       5.86%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $   294,485        $309,544     $338,839    $295,623     $193,236    $141,646

Ratios to average net assets:

 Expenses ....................................           0.80%(d)        0.79%        0.77%       0.80%        0.86%       0.85%

 Net investment income .......................           2.89%(d)        2.67%        2.80%       4.22%        5.33%(e)    5.66%

Portfolio turnover rate ......................          40.51%          86.82%       92.69%     112.71%       53.64%      56.80%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ..................................  $(0.017)
Net realized and unrealized gains (losses) per share .............    0.017
Ratio of net investment income to average net assets .............    (0.16)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 51

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                       (UNAUDITED)          2004         2003        2002         2001        2000
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     10.24        $  10.36     $  10.56    $  10.57     $  10.08    $  10.10
                                                  -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................           0.15            0.28         0.29        0.44         0.55(e)     0.57

 Net realized and unrealized gains (losses) ..          (0.16)          (0.05)       (0.08)       0.07         0.52(e)     0.01
                                                  -----------------------------------------------------------------------------
Total from investment operations .............          (0.01)           0.23         0.21        0.51         1.07        0.58
                                                  -----------------------------------------------------------------------------
Less distributions from net investment income           (0.16)          (0.35)       (0.41)      (0.52)       (0.58)      (0.60)

Redemption fees ..............................             --(c)           --(c)        --          --           --          --
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............    $     10.07        $  10.24     $  10.36    $  10.56     $  10.57    $  10.08
                                                  =============================================================================

Total return(b) ..............................          (0.05)%          2.24%        2.02%       4.97%       10.92%       5.97%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $    25,470        $ 24,141     $ 16,753    $  7,348     $  1,184    $  1,483

Ratios to average net assets:

 Expenses ....................................           0.70%(d)        0.69%        0.67%       0.70%        0.76%       0.75%

 Net investment income .......................           2.99%(d)        2.77%        2.90%       4.32%        5.35%(e)    5.76%

Portfolio turnover rate ......................          40.51%          86.82%       92.69%     112.71%       53.64%      56.80%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .................................   $(0.017)
Net realized and unrealized gains (losses) per share .............    0.017
Ratio of net investment income to average net assets .............    (0.16)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


52 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
   FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.4%
   MORTGAGE-BACKED SECURITIES 45.3%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 8.7%
   FHLMC Gold 15 Year, 4.50%, 1/01/19 ................................................    $  3,731,872    $    3,703,408
   FHLMC Gold 15 Year, 4.50%, 2/01/19 ................................................       4,138,091         4,101,715
   FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 .....................................       2,159,076         2,179,426
   FHLMC Gold 15 Year, 5.50%, 9/01/18 ................................................       6,606,452         6,774,167
   FHLMC Gold 15 Year, 7.00%, 3/01/07 - 9/01/13 ......................................         817,400           859,119
   FHLMC Gold 30 Year, 6.00%, 11/01/32 - 4/01/33 .....................................       5,038,135         5,177,507
   FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 .....................................       4,424,073         4,821,518
   FHLMC Gold 30 Year, 9.50%, 3/01/21 ................................................         240,132           256,908
                                                                                                          --------------
                                                                                                              27,873,768
                                                                                                          --------------
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.1%
   FHLMC, 4.436%, 9/01/33 ............................................................         292,513           290,657
                                                                                                          --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 13.5%
   FNMA 7 Year Balloon, 6.50%, 9/01/05 - 10/01/06 ....................................         181,291           181,430
   FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 ...........................................       1,083,653         1,074,610
   FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ............................................      11,088,607        11,186,462
   FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 ...........................................      14,055,634        14,405,847
   FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ............................................       6,385,882         6,622,960
   FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 ..........................................       2,607,932         2,711,188
   FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ............................................       1,223,977         1,289,528
   FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 ...........................................         438,073           462,364
   FNMA 30 Year, 5.00%, 7/01/33 ......................................................         753,087           748,118
   FNMA 30 Year, 5.50%, 5/01/33 ......................................................       2,848,113         2,879,612
   FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 ...........................................         722,066           773,816
   FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ............................................         732,221           806,763
                                                                                                          --------------
                                                                                                              43,142,698
                                                                                                          --------------
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 18.5%
   FNMA, 3.284%, 5/01/34 .............................................................       6,531,563         6,475,181
   FNMA, 3.50%, 3/01/34 ..............................................................         756,973           751,078
   FNMA, 3.511%, 4/01/34 .............................................................       1,770,506         1,716,624
   FNMA, 3.895%, 3/01/33 .............................................................         402,245           392,802
   FNMA, 4.006%, 1/01/35 .............................................................       1,032,673         1,031,530
   FNMA, 4.077%, 12/01/34 ............................................................       7,102,667         7,109,300
   FNMA, 4.099%, 8/01/34 .............................................................       8,622,076         8,732,176
   FNMA, 4.223%, 6/01/34 .............................................................       3,350,153         3,319,242
   FNMA, 4.233%, 12/01/33 ............................................................         691,553           692,374
   FNMA, 4.284%, 4/01/33 .............................................................       2,121,132         2,142,360
   FNMA, 4.329%, 1/01/33 .............................................................       1,203,065         1,210,181
   FNMA, 4.348%, 9/01/33 .............................................................       6,666,687         6,503,393
   FNMA, 4.367%, 2/01/34 .............................................................       5,608,882         5,619,719
   FNMA, 4.498%, 8/01/34 .............................................................       6,108,786         6,111,137
   FNMA, 4.50%, 12/01/32 .............................................................         195,491           196,597
   FNMA, 4.618%, 7/01/34 .............................................................       5,651,866         5,683,154
   FNMA, 4.654%, 1/01/33 .............................................................         116,427           117,608
   FNMA, 4.715%, 10/01/33 ............................................................         881,963           889,577
   FNMA, 4.923%, 9/01/32 .............................................................         309,636           315,649
                                                                                                          --------------
                                                                                                              59,009,682
                                                                                                          --------------


                                                          Semiannual Report | 53

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
   FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------
   LONG-TERM INVESTMENTS (CONT.)
   MORTGAGE-BACKED SECURITIES (CONT.)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 4.5%
   GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14.......................................    $  1,530,025    $    1,612,994
   GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14......................................         394,171           417,663
   GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33........................................       1,529,899         1,558,718
   GNMA I SF 30 Year, 6.00%, 3/15/33..................................................         497,764           514,040
   GNMA I SF 30 Year, 7.50%, 8/15/05 - 1/15/17........................................       2,170,603         2,239,231
   GNMA I SF 30 Year, 8.00%, 11/15/16 - 1/15/17.......................................         218,504           236,295
   GNMA I SF 30 Year, 8.50%, 12/15/05 - 1/15/17.......................................         328,554           346,955
   GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17........................................       1,139,147         1,243,846
   GNMA II SF 30 Year, 5.00%, 9/20/33.................................................       4,160,837         4,154,720
   GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31.....................................       1,656,092         1,771,120
   GNMA II SF 30 Year, 9.00%, 6/20/16 - 11/20/16......................................         212,829           231,463
   GNMA II SF 30 Year, 9.50%, 6/20/16.................................................          84,875            93,139
                                                                                                          --------------
                                                                                                              14,420,184
                                                                                                          --------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $144,478,125)...............................                       144,736,989
                                                                                                          --------------

   U.S. GOVERNMENT AND AGENCY SECURITIES 54.1%
   FHLMC, 2.375%, 2/15/07.............................................................       8,625,000         8,406,796
   FHLMC, 2.875%, 12/15/06............................................................       2,000,000         1,970,896
   FHLMC, 2.875%, 5/15/07.............................................................      24,000,000        23,549,880
   FNMA, 3.00%, 8/15/07...............................................................      11,000,000        10,779,868
   FNMA, 3.125%, 7/15/06..............................................................      20,000,000        19,874,600
   FNMA, 3.125%, 12/15/07.............................................................       9,000,000         8,816,040
   FNMA, 4.25%, 5/15/09...............................................................       7,000,000         7,030,765
   FNMA, 5.25%, 6/15/06...............................................................      12,600,000        12,816,090
   FNMA, 7.25%, 1/15/10...............................................................       3,000,000         3,385,080
   U.S. Treasury Note, 2.375%, 8/15/06................................................      13,425,000        13,239,883
   U.S. Treasury Note, 3.00%, 2/15/08.................................................      17,000,000        16,679,924
   U.S. Treasury Note, 3.125%, 4/15/09................................................      21,000,000        20,471,723
   U.S. Treasury Note, 3.375%, 11/15/08...............................................      18,500,000        18,251,416
   U.S. Treasury Note, 3.375%, 9/15/09................................................       5,000,000         4,906,055
   U.S. Treasury Note, 4.625%, 5/15/06................................................       3,000,000         3,037,737
                                                                                                          --------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $175,133,370)....................                       173,216,753
                                                                                                          --------------
   TOTAL LONG TERM INVESTMENTS (COST $319,611,495)....................................                       317,953,742
                                                                                                          --------------

                                                                                          ------------
                                                                                             SHARES
                                                                                          ------------
   SHORT TERM INVESTMENT (COST $3,770,294) 1.2%
   MONEY FUND 1.2%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio......................       3,770,294         3,770,294
                                                                                                          --------------
   TOTAL INVESTMENTS (COST $323,381,789) 100.6%.......................................                       321,724,036
   OTHER ASSETS, LESS LIABILITIES (0.6)%..............................................                        (1,768,568)
                                                                                                          --------------
   NET ASSETS 100.0%..................................................................                    $  319,955,468
                                                                                                          ==============

(a)   The coupon shown represents the rate at period end.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


54 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                                                   -----------------
                                                                                     PERIOD ENDED
                                                                                   APRIL 30, 2005(c)
CLASS A                                                                               (UNAUDITED)
                                                                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................   $           10.00
                                                                                   -----------------
Income from investment operations:

 Net investment income(a) ......................................................                0.10

 Net realized and unrealized gains (losses) ....................................                0.02
                                                                                   -----------------
Total from investment operations ...............................................                0.12
                                                                                   -----------------
Less distributions from net investment income ..................................               (0.15)
                                                                                   -----------------
Net asset value, end of period .................................................   $            9.97
                                                                                   =================

Total return(b) ................................................................                1.25%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................   $          17,637

Ratios to average net assets:

 Expenses ......................................................................                1.60%(d)

 Expenses net of waiver and payments by affiliate and expense reduction.........                0.90%(d)

 Net investment income .........................................................                2.30%(d)

Portfolio turnover rate ........................................................                0.85%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period November 17, 2004 (commencement of operations) to April 30, 2005.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 55

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN REAL RETURN FUND

                                                                                   -----------------
                                                                                     PERIOD ENDED
                                                                                   APRIL 30, 2005(c)
ADVISOR CLASS                                                                         (UNAUDITED)
                                                                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................   $           10.00
                                                                                   -----------------
Income from investment operations:

 Net investment income(a) ......................................................                0.14

 Net realized and unrealized gains (losses) ....................................                  --
                                                                                   -----------------
Total from investment operations ...............................................                0.14
                                                                                   -----------------
Less distributions from net investment income ..................................               (0.16)
                                                                                   -----------------
Net asset value, end of period .................................................   $            9.98
                                                                                   =================

Total return(b) ................................................................                1.40%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................   $              48

Ratios to average net assets:

 Expenses ......................................................................                1.35%(d)

 Expenses net of waiver and payments by affiliate and expense reduction.........                0.65%(d)

 Net investment income .........................................................                2.55%(d)

Portfolio turnover rate ........................................................                0.85%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) For the period November 17, 2004 (commencement of operations) to April 30, 2005.

(d)   Annualized.


56 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN REAL RETURN FUND                                                  COUNTRY             SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 9.6%
   ENERGY MINERALS 1.8%
   Chesapeake Energy Corp. .............................................   United States                  2,200    $       42,328
   Devon Energy Corp. ..................................................   United States                  1,400            63,238
   ExxonMobil Corp. ....................................................   United States                    700            39,921
(a)Newfield Exploration Co. ............................................   United States                  1,200            85,235
   Occidental Petroleum Corp. ..........................................   United States                    900            62,100
   Peabody Energy Corp. ................................................   United States                    800            35,016
                                                                                                                   --------------
                                                                                                                          327,838
                                                                                                                   --------------

   INDUSTRIAL SERVICES 1.3%
   ENSCO International Inc. ............................................   United States                    900            29,340
(a)Nabors Industries Ltd. ..............................................      Bermuda                       750            40,402
   Noble Corp. .........................................................   United States                    800            40,720
   Schlumberger Ltd. ...................................................   United States                    850            58,149
(a)Weatherford International Ltd. ......................................      Bermuda                     1,025            53,454
                                                                                                                   --------------
                                                                                                                          222,065
                                                                                                                   --------------

   NON-ENERGY MINERALS 1.0%
   Alcoa Inc. ..........................................................   United States                  1,400            40,628
   Barrick Gold Corp. ..................................................      Canada                      1,700            37,944
   Freeport McMoRan Copper & Gold Inc., B ..............................   United States                  1,100            38,126
   Phelps Dodge Corp. ..................................................   United States                    450            38,632
   United States Steel Corp. ...........................................   United States                    600            25,656
                                                                                                                   --------------
                                                                                                                          180,986
                                                                                                                   --------------

   PROCESS INDUSTRIES 0.4%
   Dow Chemical Co. ....................................................   United States                  1,600            73,488
                                                                                                                   --------------

   REAL ESTATE INVESTMENT TRUSTS 5.1%
   Avalonbay Communities Inc. ..........................................   United States                  1,300            93,600
   Boston Properties Inc. ..............................................   United States                  1,400            93,058
   Catellus Development Corp. ..........................................   United States                  3,000            83,100
   Kimco Realty Corp. ..................................................   United States                  1,700            94,163
   LaSalle Hotel Properties ............................................   United States                  2,800            85,064
   ProLogis ............................................................   United States                  2,100            83,139
   Public Storage Inc. .................................................   United States                  1,600            93,920
   Regency Centers Corp. ...............................................   United States                  1,700            89,505
   Simon Property Group Inc. ...........................................   United States                  1,400            92,498
   Vornado Realty Trust ................................................   United States                  1,200            91,740
                                                                                                                   --------------
                                                                                                                          899,787
                                                                                                                   --------------
   TOTAL COMMON STOCKS (COST $1,664,625)................................                                                1,704,164
                                                                                                                   --------------


                                                          Semiannual Report | 57

FRANKLIN INVESTORS SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN REAL RETURN FUND                                                  COUNTRY       PRINCIPAL AMOUNT(d)         VALUE
---------------------------------------------------------------------------------------------------------------------------------
   BONDS 4.8%
   COMMUNICATIONS 0.8%
(b)Intelsat Bermuda Ltd., senior note, 144A, FRN, 7.805%, 1/15/12 ......      Bermuda       $            50,000    $       50,375
   Qwest Communications International Inc., senior note, 144A,
    8.00%, 2/15/14 .....................................................   United States                 50,000            47,250
(b)Rogers Wireless Communications Inc., 144A, FRN, 6.135%, 12/15/10 ....      Canada                     50,000            51,625
                                                                                                                   --------------
                                                                                                                          149,250
                                                                                                                   --------------

   CONSUMER NON-DURABLES 0.6%
   Rayovac Corp., senior sub. note, 144A, 7.375%, 2/01/15 ..............   United States                 50,000            48,750
   Smithfield Foods Inc., senior note, 8.00%, 10/15/09 .................   United States                 50,000            53,750
                                                                                                                   --------------
                                                                                                                          102,500
                                                                                                                   --------------

   CONSUMER SERVICES 0.9%
   CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 ..................   United States                 50,000            51,000
   Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...............   United States                 50,000            55,750
   LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..............   United States                 50,000            48,125
                                                                                                                   --------------
                                                                                                                          154,875
                                                                                                                   --------------

   ELECTRONIC TECHNOLOGY 0.2%
   Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14 ...     Singapore                   50,000            46,500
                                                                                                                   --------------
   HEALTH SERVICES 0.3%
   Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ............      Germany                    50,000            52,125
                                                                                                                   --------------
   INDUSTRIAL SERVICES 0.3%
   Allied Waste North America Inc., senior secured note, 6.50%, 11/15/10   United States                 50,000            47,250
                                                                                                                   --------------
   PROCESS INDUSTRIES 0.5%
   Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 .............      Canada                     50,000            45,875
   Crystal U.S. Holdings, senior sub. note, 9.625%, 6/15/14 ............   United States                 40,000            44,300
                                                                                                                   --------------
                                                                                                                           90,175
                                                                                                                   --------------
   PRODUCER MANUFACTURING 0.6%
   Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ............   United States                 50,000            51,875
   TRW Automotive Inc., senior note, 9.375%, 2/15/13 ...................   United States                 50,000            52,000
                                                                                                                   --------------
                                                                                                                          103,875
                                                                                                                   --------------
   REAL ESTATE INVESTMENT TRUSTS 0.3%
   Host Marriott LP, senior note, 9.25%, 10/01/07 ......................   United States                 50,000            53,750
                                                                                                                   --------------
   UTILITIES 0.3%
   Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13 ...   United States                 50,000            51,750
                                                                                                                   --------------
   TOTAL BONDS (COST $891,538)..........................................                                                  852,050
                                                                                                                   --------------
(c)U.S. GOVERNMENT SECURITIES 58.5%
   U.S. Treasury Inflation-Indexed Bonds,
     3.50%, 1/15/11 ....................................................   United States                550,900           619,935
     2.00%, 7/15/14 ....................................................   United States              1,017,330         1,056,076


58 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN REAL RETURN FUND                                                 COUNTRY        PRINCIPAL AMOUNT(d)         VALUE
---------------------------------------------------------------------------------------------------------------------------------
(c)U.S. GOVERNMENT SECURITIES (CONT.)
   U.S. Treasury Inflation - Indexed Notes,
    3.375%, 1/15/07.....................................................   United States    $       968,288        $    1,016,513
    3.625%, 1/15/08 ....................................................   United States          1,068,291             1,149,373
    3.875%, 1/15/09.....................................................   United States          1,403,148             1,551,082
    4.25%, 1/15/10 .....................................................   United States            683,874               782,502
    0.875%, 4/15/10 ....................................................   United States            911,016               898,917
    3.00%, 7/15/12 .....................................................   United States          1,066,540             1,186,651
    1.875%, 7/15/13 ....................................................   United States            522,050               538,283
    2.00%, 1/15/14 .....................................................   United States            518,915               538,922
    1.625%, 1/15/15 ....................................................   United States          1,004,280             1,007,379
                                                                                                                   --------------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $10,317,468)..................                                               10,345,633
                                                                                                                   --------------

   FOREIGN GOVERNMENT AND AGENCY SECURITIES 13.2%
   Government of Canada, 3.00%, 12/01/05 ...............................       Canada               220,000 CAD           175,165
   Government of New Zealand, 8.00%, 11/15/06 ..........................    New Zealand             360,000 NZD           269,944
   Government of Sweden, 3.50%, 4/20/06,................................       Sweden             1,825,000 SEK           259,108
(e)Government of Sweden Inflation-Indexed Bond, 3.50%, 12/01/15 ........       Sweden             6,750,000 SEK         1,222,291
   New South Wales Treasury Corp., 6.50%, 5/01/06 ......................     Australia              220,000 AUD           173,408
   Republic of Singapore, 4.00%, 3/01/07 ...............................     Singapore              275,000 SGD           173,677
   Thailand Government Bond, 8.00%, 12/08/06 ...........................      Thailand            2,050,000 THB            56,124
                                                                                                                   --------------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $2,341,892) ....                                                2,329,717
                                                                                                                   --------------
   TOTAL LONG TERM INVESTMENTS (COST $15,215,523).......................                                               15,231,564
                                                                                                                   --------------
   SHORT TERM INVESTMENTS 11.4%
   FOREIGN GOVERNMENT SECURITIES 0.6%
(f)Norwegian Treasury Bill, 9/21/05 ....................................       Norway               185,000 NOK            29,068
(f)Norwegian Treasury Bill, 12/21/05 ...................................       Norway               500,000 NOK            78,098
                                                                                                                   --------------
   TOTAL FOREIGN GOVERNMENT SECURITIES (COST $107,915)..................                                                  107,166
                                                                                                                   --------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
    (COST $15,323,438)..................................................                                               15,338,730
                                                                                                                   --------------


                                                          Semiannual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN REAL RETURN FUND                                                                PRINCIPAL AMOUNT(d)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT (COST $1,901,753) 10.8%
(g)Joint Repurchase Agreement, 2.889%, 5/02/05 (Maturity Value $1,902,211)                  $     1,901,753        $    1,901,753
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $180,444)
    Banc of America Securities LLC (Maturity Value $180,444)
    Barclays Capital Inc. (Maturity Value $180,444)
    Bear, Stearns & Co., Inc. (Maturity Value $120,315)
    BNP Paribas Securities Corp. (Maturity Value $180,444)
    Deutsche Bank Securities Inc. (Maturity Value $180,444)
    Greenwich Capital Markets Inc. (Maturity Value $180,444)
    Lehman Brothers Inc. (Maturity Value $157,862)
    Merrill Lynch Government Securities Inc. (Maturity Value $180,444)
    Morgan Stanley & Co. Inc. (Maturity Value $180,463)
    UBS Securities LLC (Maturity Value $180,463)
     Collateralized by U.S. Government Agency Securities,
      1.75 - 7.25%, 7/15/05 3/5/10; (f)U.S. Government Agency Discount Notes,
      5/10/05 - 12/30/05; (f)U.S. Treasury Bills, 10/06/05 - 10/13/05; and U.S.
      Treasury Notes, 1.625 2.375%, 2/28/06 - 8/15/06
                                                                                                                   --------------
   TOTAL INVESTMENTS (COST $17,225,191) 97.5%..........................................                                17,240,483
   OTHER ASSETS, LESS LIABILITIES 2.5%.................................................                                   444,659
                                                                                                                   --------------
   NET ASSETS 100.0%...................................................................                            $   17,685,142
                                                                                                                   ==============

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
CAD - Canadian Dollar
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht

See Selected Portfolio Abbreviations on page 61.

(a)   Non-income producing.

(b)   The coupon shown represents the rate at period end.

(c)   Principal amount of security is adjusted for inflation. See Note 1(f).

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) The redemption price at maturity is adjusted for changes in underlying inflation index. See Note 1(f).

(f) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(g)   See Note 1(c) regarding joint repurchase agreement.


60 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Notes
GNMA  - Government National Mortgage Association
PLC   - Public Limited Co.


                     Semiannual Report | See notes to financial statements. | 61

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)

                                                            ------------------------------------------------------------------
                                                                                                    FRANKLIN
                                                               FRANKLIN                         LIMITED MATURITY    FRANKLIN
                                                              CONVERTIBLE     FRANKLIN EQUITY   U.S. GOVERNMENT    REAL RETURN
                                                            SECURITIES FUND     INCOME FUND     SECURITIES FUND       FUND
                                                            ------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers..........................     $   609,451,615   $   729,709,868   $    319,611,495   $15,323,438
  Cost - Sweep Money Fund (Note 7).....................             315,719        44,107,566          3,770,294            --
  Cost - Repurchase agreements.........................                  --           514,285                 --     1,901,753
                                                            ------------------------------------------------------------------
  Total cost of investments............................     $   609,767,334   $   774,331,719   $    323,381,789   $17,225,191
                                                            ==================================================================
  Value - Unaffiliated issuers.........................     $   644,321,078   $   847,222,122   $    317,953,742   $15,338,730
  Value - Sweep Money Fund (Note 7)....................             315,719        44,107,566          3,770,294            --
  Value - Repurchase agreements........................                  --           514,285                 --     1,901,753
                                                            ------------------------------------------------------------------
  Total value of investments...........................         644,636,797       891,843,973        321,724,036    17,240,483
 Cash..................................................               5,556                --                 --            --
 Receivables:
  Investment securities sold...........................                  --                --                401            --
  Capital shares sold..................................           2,306,880         1,347,105            799,382       383,566
  Dividends and interest...............................           3,891,135         1,961,689          2,347,116       126,328
 Offering costs........................................                  --                --                 --        30,288
                                                            ------------------------------------------------------------------
      Total assets.....................................         650,840,368       895,152,767        324,870,935    17,780,665
                                                            ------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased......................           1,332,146         1,286,846          3,454,688            --
  Capital shares redeemed..............................           3,484,204         1,396,765          1,061,334         3,589
  Affiliates...........................................             536,685           775,054            191,033           788
  Distributions to shareholders........................                  --                --            173,637        30,981
  Professional fees....................................              11,942            12,217              8,125         4,878
  Offering costs.......................................                  --                --                 --        55,000
 Other liabilities.....................................              53,571            45,311             26,650           287
                                                            ------------------------------------------------------------------
      Total liabilities................................           5,418,548         3,516,193          4,915,467        95,523
                                                            ------------------------------------------------------------------
       Net assets, at value............................     $   645,421,820   $   891,636,574   $    319,955,468   $17,685,142
                                                            ==================================================================
Net assets consist of:
 Undistributed net investment income
  (distributions in excess of net investment income)...     $    (7,866,670)  $     1,623,937   $     (1,368,013)  $   (86,489)
 Net unrealized appreciation (depreciation)............          34,869,463       117,508,803         (1,657,753)       15,059
 Accumulated net realized gain (loss)..................          20,191,126        17,557,416         (8,314,821)       (1,822)
 Paid-in capital.......................................         598,227,901       754,946,418        331,296,055    17,758,394
                                                            ------------------------------------------------------------------
       Net assets, at value............................     $   645,421,820   $   891,636,574   $    319,955,468   $17,685,142
                                                            ==================================================================


62 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005 (unaudited)

                                                            ------------------------------------------------------------------
                                                                                                    FRANKLIN
                                                               FRANKLIN                         LIMITED MATURITY    FRANKLIN
                                                              CONVERTIBLE     FRANKLIN EQUITY   U.S. GOVERNMENT    REAL RETURN
                                                            SECURITIES FUND     INCOME FUND     SECURITIES FUND       FUND
                                                            ------------------------------------------------------------------
CLASS A:
 Net assets, at value..................................     $   454,632,306     $ 636,210,368   $    294,485,498   $17,636,996
                                                            ==================================================================
 Shares outstanding....................................          29,684,913        31,527,645         29,206,818     1,768,237
                                                            ==================================================================
 Net asset value per share(a)..........................     $         15.32     $       20.18   $          10.08   $      9.97
                                                            ==================================================================
 Maximum offering price per share (net asset value
  per share / 94.25%, 94.25%, 97.75% and 95.75%,
  respectively)........................................     $         16.25     $       21.41   $          10.31   $     10.41
                                                            ==================================================================
CLASS B:
 Net assets, at value..................................                  --     $  57,293,419                 --            --
                                                            ==================================================================
 Shares outstanding....................................                  --         2,851,573                 --            --
                                                            ==================================================================
 Net asset value and maximum offering price per
  share(a) ............................................                  --     $       20.09                 --            --
                                                            ==================================================================
CLASS C:
 Net assets, at value..................................     $   190,789,514     $ 177,766,764                 --            --
                                                            ==================================================================
 Shares outstanding....................................          12,555,203         8,843,729                 --            --
                                                            ==================================================================
 Net asset value and maximum offering price per
  share(a) ............................................     $         15.20     $       20.10                 --            --
                                                            ==================================================================
CLASS R:
 Net assets, at value..................................                  --     $  20,366,023                 --            --
                                                            ==================================================================
 Shares outstanding....................................                  --         1,008,646                 --            --
                                                            ==================================================================
 Net asset value and maximum offering price per
  share(a) ............................................                  --     $       20.19                 --            --
                                                            ==================================================================
ADVISOR CLASS:
 Net assets, at value..................................                  --                --   $     25,469,970   $    48,146
                                                            ==================================================================
 Shares outstanding....................................                  --                --          2,528,996         4,824
                                                            ==================================================================
 Net asset value and maximum offering price per
   share(a) ...........................................                  --                --   $          10.07   $      9.98
                                                            ==================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 63

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2005 (unaudited)

                                                            ------------------------------------------------------------------
                                                                                                    FRANKLIN
                                                               FRANKLIN          FRANKLIN       LIMITED MATURITY    FRANKLIN
                                                              CONVERTIBLE         EQUITY        U.S. GOVERNMENT    REAL RETURN
                                                            SECURITIES FUND     INCOME FUND     SECURITIES FUND      FUND(a)
                                                            ------------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers.................................     $     7,624,258   $    16,109,734   $             --   $    81,606
  Sweep Money Fund (Note 7)............................             229,553           367,025             50,604            --
 Interest..............................................           3,547,124             9,272          5,964,885        83,717
 Other income (Note 9).................................               3,645           208,865                 --            --
                                                            ------------------------------------------------------------------
      Total investment income..........................          11,404,580        16,694,896          6,015,489       165,323
                                                            ------------------------------------------------------------------
Expenses:
 Management fees (Note 3)..............................           1,513,849         2,104,922            851,551        21,915
 Administrative fees (Note 3)..........................                  --                --                 --        10,313
 Distribution fees: (Note 3)
  Class A..............................................             545,192           807,175            150,574        13,063
  Class B..............................................                  --           289,050                 --            --
  Class C..............................................             939,436           892,464                 --            --
  Class R..............................................                  --            49,735                 --            --
 Transfer agent fees (Note 3)..........................             322,185           741,829            225,914         2,385
 Custodian fees (Note 4)...............................               5,884             8,998              5,319           153
 Reports to shareholders...............................              24,566            42,403             12,418         3,209
 Registration and filing fees..........................              40,242            47,256             24,439         1,294
 Professional fees.....................................              21,368            14,622             10,773         4,895
 Trustees' fees and expenses...........................               7,897            12,505              5,025            85
 Amortization of offering costs........................                  --                --                 --        24,712
 Other.................................................              15,428            17,327              9,020           644
                                                            ------------------------------------------------------------------
      Total expenses...................................           3,436,047         5,028,286          1,295,033        82,668
      Expense reductions (Note 4)......................                (719)              (54)              (245)          (46)
      Expenses waived/paid by affiliate (Note 3).......                  --                --                 --       (36,082)
                                                            ------------------------------------------------------------------
        Net expenses...................................           3,435,328         5,028,232          1,294,788        46,540
                                                            ------------------------------------------------------------------
          Net investment income........................           7,969,252        11,666,664          4,720,701       118,783
                                                            ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..........................................          30,209,510        22,561,123           (854,094)       (1,799)
  Foreign currency transactions........................                  --            16,645                 --           (23)
                                                            ------------------------------------------------------------------
        Net realized gain (loss).......................          30,209,510        22,577,768           (854,094)       (1,822)
                                                            ------------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on:
  Investments..........................................         (24,982,302)        3,599,844         (4,349,373)       15,292
  Translation of assets and liabilities
   denominated in foreign currencies...................                  --            (3,451)                --          (233)
                                                            ------------------------------------------------------------------
        Net unrealized appreciation (depreciation).....         (24,982,302)        3,596,393         (4,349,373)       15,059
                                                            ------------------------------------------------------------------
Net realized and unrealized gain (loss)................           5,227,208        26,174,161         (5,203,467)       13,237
                                                            ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations.......................................     $    13,196,460   $    37,840,825   $       (482,766)  $   132,020
                                                            ==================================================================

(a) For the period November 17, 2004 (commencement of operations) to April 30, 2005.


64 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                          -------------------------------------------------------------------------
                                                          FRANKLIN CONVERTIBLE SECURITIES FUND      FRANKLIN EQUITY INCOME FUND
                                                          -------------------------------------------------------------------------
                                                          SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           APRIL 30, 2005    OCTOBER 31, 2004    APRIL 30, 2005    OCTOBER 31, 2004
                                                          -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................   $      7,969,252   $     15,549,079   $     11,666,664   $     15,918,297
  Net realized gain (loss) from investments
   and foreign currency transactions...................         30,209,510         12,313,186         22,577,768         39,220,468
  Net change in unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    denominated in foreign currencies ................         (24,982,302)        30,467,564          3,596,393         30,840,968
                                                          -------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations......................         13,196,460         58,329,829         37,840,825         85,979,733
                                                          -------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income:
  Class A..............................................         (8,492,686)       (15,876,307)        (8,521,906)       (11,946,756)
  Class B..............................................                 --                 --           (559,376)          (676,001)
  Class C..............................................         (3,085,090)        (5,236,708)        (1,712,333)        (2,187,007)
  Class R..............................................                 --                 --           (237,176)          (315,180)
                                                          -------------------------------------------------------------------------
Total distributions to shareholders....................        (11,577,776)       (21,113,015)       (11,030,791)       (15,124,944)
                                                          -------------------------------------------------------------------------
Capital share transactions: (Note 2)
  Class A..............................................         72,759,494         58,850,184          1,017,637         63,957,850
  Class B..............................................                 --                 --            146,648          8,326,184
  Class C..............................................         22,268,801         50,999,548           (300,268)        10,312,664
  Class R..............................................                 --                 --            937,843          2,717,469
                                                          -------------------------------------------------------------------------
Total capital share transactions.......................         95,028,295        109,849,732          1,801,860         85,314,167
                                                          -------------------------------------------------------------------------
Redemption fees........................................              1,795              1,013             10,312                705
                                                          -------------------------------------------------------------------------
      Net increase (decrease) in
        net assets.....................................         96,648,774        147,067,559         28,622,206        156,169,661
Net assets:
 Beginning of period...................................        548,773,046        401,705,487        863,014,368        706,844,707
                                                          -------------------------------------------------------------------------
 End of period.........................................   $    645,421,820   $    548,773,046   $    891,636,574   $    863,014,368
                                                          =========================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period........................................   $     (7,866,670)  $     (4,258,146)  $      1,623,937   $        988,064
                                                          =========================================================================


                     Semiannual Report | See notes to financial statements. | 65

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                                            -------------------------------------------------------
                                                                                 FRANKLIN LIMITED MATURITY          FRANKLIN REAL
                                                                              U.S. GOVERNMENT SECURITIES FUND        RETURN FUND
                                                                            -------------------------------------------------------
                                                                            SIX MONTHS ENDED      YEAR ENDED        PERIOD ENDED
                                                                             APRIL 30, 2005    OCTOBER 31, 2004   APRIL 30, 2005(a)
                                                                            -------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.................................................    $      4,720,701   $      9,160,519   $         118,783
  Net realized gain (loss) from investments and foreign currency
   transactions.........................................................            (854,094)          (562,188)             (1,822)
  Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
   currencies ..........................................................          (4,349,373)        (1,273,314)             15,059
                                                                            -------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations....................................................            (482,766)         7,325,017             132,020
                                                                            -------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A..............................................................          (4,772,034)       (10,587,003)           (204,867)
   Advisor Class........................................................            (399,942)          (672,651)               (405)
                                                                            -------------------------------------------------------
 Total distributions to shareholders....................................          (5,171,976)       (11,259,654)           (205,272)
                                                                            -------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A..............................................................          (9,818,623)       (25,579,710)         17,710,311
   Advisor Class........................................................           1,742,611          7,606,636              48,083
                                                                            -------------------------------------------------------
 Total capital share transactions.......................................          (8,076,012)       (17,973,074)         17,758,394
                                                                            -------------------------------------------------------
 Redemption fees........................................................               1,352                504                  --
                                                                            -------------------------------------------------------
     Net increase (decrease) in net assets..............................         (13,729,402)       (21,907,207)         17,685,142
 Net assets:
  Beginning of period...................................................         333,684,870        355,592,077                  --
                                                                            -------------------------------------------------------
  End of period.........................................................    $    319,955,468   $   (333,684,870)  $      17,685,142
                                                                            =======================================================
 Distributions in excess of net investment income included
  in net assets:
   End of period........................................................    $     (1,368,013)  $       (916,738)  $         (86,489)
                                                                            =======================================================

(a) For the period November 17, 2004 (commencement of operations) to April 30, 2005.


66 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately.

Effective November 17, 2004, the Trust began offering shares of the Franklin Real Return Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the- counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, U.S. Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


68 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2005, all repurchase agreements held by the Funds had been entered into on April 29, 2005.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


                                                          Semiannual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Inflation-indexed bonds are fixed-income securities whose principal amount or redemption price at maturity is adjusted to the rate of inflation. Interest is accrued based on the inflation-adjusted principal amount. Any increase in the principal amount of an inflation-indexed bond, which is received upon maturity, is recorded as interest income.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


70 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------------
                       CLASS A, CLASS B,
CLASS A & CLASS C      CLASS C & CLASS R             CLASS A & ADVISOR CLASS
--------------------------------------------------------------------------------------
Franklin Convertible   Franklin Equity Income Fund   Franklin Limited Maturity
 Securities Fund                                      U.S. Government Securities Fund
                                                     Franklin Real Return Fund

At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                       --------------------------------------------------------------
                                                FRANKLIN                            FRANKLIN
                                       CONVERTIBLE SECURITIES FUND             EQUITY INCOME FUND
                                       --------------------------------------------------------------
                                         SHARES         AMOUNT              SHARES         AMOUNT
                                       --------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2005
 Shares sold ....................       8,686,161   $  137,984,094         3,614,349   $   73,882,305
 Shares issued in reinvestment of
  distributions .................         374,351        5,985,897           341,114        6,998,731
 Shares redeemed ................      (4,497,444)     (71,210,497)       (3,889,829)     (79,863,399)
                                       --------------------------------------------------------------
 Net increase (decrease).........       4,563,068   $   72,759,494            65,634   $    1,017,637
                                       ==============================================================
Year ended October 31, 2004
 Shares sold ....................      14,946,056   $  225,199,014         8,423,949   $  161,918,776
 Shares issued in reinvestment of
  distributions .................         752,029       11,173,755           506,574        9,682,632
 Shares redeemed ................     (11,797,742)    (177,522,585)       (5,595,810)    (107,643,558)
                                       --------------------------------------------------------------
 Net increase (decrease).........       3,900,343   $   58,850,184         3,334,713   $   63,957,850
                                       ==============================================================
CLASS B SHARES:
Six months ended April 30, 2005
 Shares sold .........................................................       248,376   $    5,046,405
 Shares issued in reinvestment of distributions ......................        23,460          479,635
 Shares redeemed .....................................................      (264,272)      (5,379,392)
                                                                          ---------------------------
 Net increase (decrease)..............................................         7,564   $      146,648
                                                                          ===========================
Year ended October 31, 2004
 Shares sold .........................................................       939,498   $   17,957,250
 Shares issued in reinvestment of distributions ......................        30,256          575,937
 Shares redeemed .....................................................      (533,491)     (10,207,003)
                                                                          ---------------------------
 Net increase (decrease) .............................................       436,263   $    8,326,184
                                                                          ===========================


                                                          Semiannual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       --------------------------------------------------------------
                                                FRANKLIN                           FRANKLIN
                                       CONVERTIBLE SECURITIES FUND            EQUITY INCOME FUND
                                       --------------------------------------------------------------
                                        SHARES          AMOUNT              SHARES         AMOUNT
                                       --------------------------------------------------------------
CLASS C SHARES:
Six months ended April 30, 2005
 Shares sold ....................       2,398,000   $   37,797,113           803,295   $   16,372,519
 Shares issued in reinvestment of
  distributions .................         128,801        2,045,972            71,372        1,459,779
 Shares redeemed ................      (1,119,833)     (17,574,284)         (889,608)     (18,132,566)
                                       --------------------------------------------------------------
 Net increase (decrease).........       1,406,968   $   22,268,801           (14,941)  $     (300,268)
                                       ==============================================================
Year ended October 31, 2004
 Shares sold .....................      4,816,165   $   71,844,064         2,179,358   $   41,630,566
 Shares issued in reinvestment of
  distributions ..................        245,099        3,622,463            98,969        1,883,675
 Shares redeemed .................     (1,642,312)     (24,466,979)       (1,734,236)     (33,201,577)
                                       --------------------------------------------------------------
 Net increase (decrease).........       3,418,952   $   50,999,548           544,091   $   10,312,664
                                       ==============================================================
CLASS R SHARES:
Six months ended April 30, 2005
 Shares sold .........................................................       157,022   $    3,214,945
 Shares issued in reinvestment of distributions ......................        11,396          234,034
 Shares redeemed .....................................................      (122,484)      (2,511,136)
                                                                          ---------------------------
 Net increase (decrease)..............................................        45,934   $      937,843
                                                                          ===========================
Year ended October 31, 2004
 Shares sold .........................................................       348,658   $    6,732,143
 Shares issued in reinvestment of distributions ......................        16,380          313,343
 Shares redeemed .....................................................      (225,211)      (4,328,017)
                                                                          ---------------------------
 Net increase (decrease)..............................................       139,827   $    2,717,469
                                                                          ===========================

                                      ---------------------------------------------------------------
                                        FRANKLIN LIMITED MATURITY
                                             U.S. GOVERNMENT                       FRANKLIN
                                             SECURITIES FUND                   REAL RETURN FUND
                                      ---------------------------------------------------------------
                                         SHARES         AMOUNT              SHARES         AMOUNT
                                      ---------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2005(a)
 Shares sold ....................       3,958,040   $   40,193,172         1,875,458   $   18,786,131
 Shares issued in reinvestment
  of distributions ..............         377,658        3,823,119            11,351          113,203
 Shares redeemed ................      (5,311,468)     (53,834,914)         (118,572)      (1,189,023)
                                      ---------------------------------------------------------------
 Net increase (decrease).........        (975,770)  $   (9,818,623)        1,768,237   $   17,710,311
                                      ===============================================================
Year ended October 31, 2004
 Shares sold ....................       9,876,956   $  101,818,258
 Shares issued in reinvestment
  of distributions ..............         812,124        8,366,746
 Shares redeemed ................     (13,175,540)    (135,764,714)
                                      ----------------------------
 Net increase (decrease).........      (2,486,460)  $  (25,579,710)
                                      ============================


72 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       --------------------------------------------------------------
                                        FRANKLIN LIMITED MATURITY
                                             U.S. GOVERNMENT                       FRANKLIN
                                             SECURITIES FUND                   REAL RETURN FUND
                                       --------------------------------------------------------------
                                        SHARES          AMOUNT              SHARES         AMOUNT
                                       --------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2005(a)
 Shares sold ....................         327,476   $    3,317,739             4,814   $       47,987
 Shares issued in reinvestment of
  distributions .................          31,179          315,299                10               96
 Shares redeemed ................        (186,283)      (1,890,427)               --               --
                                       --------------------------------------------------------------
 Net increase (decrease).........         172,372   $    1,742,611             4,824   $       48,083
                                       ==============================================================
Year ended October 31, 2004
 Shares sold ....................       1,119,522   $   11,505,277
 Shares issued in reinvestment of
  distributions .................          52,052          535,185
 Shares redeemed ................        (431,586)      (4,433,826)
                                       ---------------------------
 Net increase (decrease).........         739,988   $    7,606,636
                                       ===========================

(a) For the period November 17, 2004 (commencement of operations) to April 30, 2005 for the Franklin Real Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                              Investment manager
Franklin Templeton Services LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds, except for the Franklin Real Return Fund, pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

--------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------
      0.625%          First $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          In excess of $250 million


                                                          Semiannual Report | 73

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

-----------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-----------------------------------------------------------------------
      0.425%          First $500 million
      0.325%          Over $500 million, up to and including $1 billion
      0.280%          Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds, and except for the Franklin Real Return Fund, the fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Real Return Fund pays an administrative fee to FT Services of 0.20% per year of the fund's average daily net assets.

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                          ------------------------------------------------------------
                                                                            FRANKLIN
                                             FRANKLIN       FRANKLIN    LIMITED MATURITY    FRANKLIN
                                            CONVERTIBLE      EQUITY     U.S. GOVERNMENT    REAL RETURN
                                          SECURITIES FUND  INCOME FUND  SECURITIES FUND       FUND
                                          ------------------------------------------------------------
Class A ..............................         0.25%          0.25%          0.10%            0.25%
Class B ..............................           --           1.00%            --               --
Class C ..............................         1.00%          1.00%            --               --
Class R ..............................           --           0.50%            --               --

Under the Class A distribution plan except for the Franklin Real Return Fund, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


74 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                          ------------------------------------------------------------
                                                                            FRANKLIN
                                             FRANKLIN       FRANKLIN    LIMITED MATURITY    FRANKLIN
                                            CONVERTIBLE      EQUITY      U.S. GOVERNMENT   REAL RETURN
                                          SECURITIES FUND  INCOME FUND   SECURITIES FUND      FUND
                                          ------------------------------------------------------------
Net sales charges received ..........           $182,859      $186,740           $18,899       $21,151
Contingent deferred sales
 charges retained ...................           $ 21,173      $ 68,197           $ 6,958       $    --

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                          ------------------------------------------------------------
                                                                            FRANKLIN
                                             FRANKLIN       FRANKLIN    LIMITED MATURITY    FRANKLIN
                                            CONVERTIBLE      EQUITY      U.S. GOVERNMENT   REAL RETURN
                                          SECURITIES FUND  INCOME FUND   SECURITIES FUND      FUND
                                          ------------------------------------------------------------
Transfer agent fees .................            $204,867     $581,951          $165,068       $2,341

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Real Return Fund. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived/paid by Advisers and FT Services are not subject to reimbursement by the Fund subsequent to the fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2005, the custodian fees were reduced as noted in the Statements of Operations.


                                                          Semiannual Report | 75

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES

At October 31, 2004, the following Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                          ----------------------------------------------
                                                                            FRANKLIN
                                             FRANKLIN       FRANKLIN    LIMITED MATURITY
                                            CONVERTIBLE      EQUITY     U.S. GOVERNMENT
                                          SECURITIES FUND  INCOME FUND  SECURITIES FUND
                                          ----------------------------------------------
Capital loss carryovers expiring in:
 2007................................         $        --  $        --       $    21,004
 2008................................                  --           --         2,364,551
 2010................................           9,374,633           --                --
 2011................................                  --    2,940,184         1,752,525
 2012................................                  --           --         3,322,647
                                          ----------------------------------------------
                                              $ 9,374,633  $ 2,940,184       $ 7,460,727
                                          ==============================================

On October 31, 2004, the Franklin Limited Maturity U.S. Government Securities Fund had expired capital loss carryovers of $300,618, which were reclassified to paid-in capital.

At April 30, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                             ------------------------------------------------------------------
                                                                                   FRANKLIN
                                                FRANKLIN         FRANKLIN      LIMITED MATURITY     FRANKLIN
                                               CONVERTIBLE        EQUITY       U.S. GOVERNMENT     REAL RETURN
                                             SECURITIES FUND    INCOME FUND    SECURITIES FUND        FUND
                                             ------------------------------------------------------------------
Investments at cost..................        $   619,866,208   $ 777,379,368    $   324,329,960   $  17,283,047
                                             ==================================================================
Unrealized appreciation..............        $    69,251,360   $ 131,534,580    $       988,311   $     117,801
Unrealized depreciation..............            (44,480,771)    (17,069,975)        (3,594,235)       (160,365)
                                             ------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $    24,770,589   $ 114,464,605    $    (2,605,924)  $     (42,564)
                                             ==================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, offering costs, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, and bond discounts and premiums.


76 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2005, were as follows:

                                             ------------------------------------------------------------------
                                                                                   FRANKLIN
                                                FRANKLIN         FRANKLIN      LIMITED MATURITY     FRANKLIN
                                               CONVERTIBLE        EQUITY       U.S. GOVERNMENT     REAL RETURN
                                             SECURITIES FUND    INCOME FUND    SECURITIES FUND        FUND
                                             ------------------------------------------------------------------
Purchases...........................         $   257,134,231   $ 179,858,380   $    131,005,886   $  15,298,616
Sales...............................         $   132,992,469   $ 175,855,090   $    132,900,072   $      93,376

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund has 28.25% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Convertible Securities Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2005, the value of these securities was $675,000, representing 0.10% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

9. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin


                                                          Semiannual Report | 77

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged


78 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                          Semiannual Report | 79

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of six separate funds comprising the Franklin Investors Securities Trust ("Fund(s)"). The Funds approved did not include Franklin Real Return Fund as a recently formed Fund and whose initial investment advisory contract was approved in November 2004. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers


80 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2004 and during the previous ten years ending December 31, 2004, unless otherwise noted. The following summarizes the performance results for each Fund.

FRANKLIN CONVERTIBLE SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. Such comparison showed the Fund's income return during 2004 and in each of the previous ten years was in the first or highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 was also in the highest quintile, and in each of the previous three, five and ten year periods on an annualized basis was in either the first or second highest quintile of its performance universe. The Board was satisfied with this performance.


                                                          Semiannual Report | 81

FRANKLIN INVESTORS SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN EQUITY INCOME FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. Such comparison showed the Fund's income return during 2004 and in each of the previous ten years was in the first or highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 was in the fourth quintile, and in the previous three, five and ten year periods on an annualized basis was in the third, second and fourth quintiles of its performance universe, respectively. The Board found such performance satisfactory noting that the Fund's total return as shown in the Lipper report for the ten year annualized period exceeded 10%.

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional short-intermediate U.S. government funds as selected by Lipper. The Fund's income return during 2004 placed it in the second highest quintile of its performance universe and during the previous three, five and ten year periods, and placed it in the first, second and third quintiles, respectively, on an annualized basis. The Fund's total return placed it in the fourth quintile of its performance universe during 2004 and each of the previous three, five and ten year periods on an annualized basis. The Board found such performance satisfactory, noting that the Fund's primary investment objective was to generate income and its annualized total return was less than half of one percent below the median of the performance universe during each annualized period as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper effective management fee comparison includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for each of the Franklin Convertible Securities Fund and Franklin Equity Income Fund was in the lowest quintile of their respective Lipper expense groups, and for Franklin Limited Maturity U.S. Government Securities Fund was in the second lowest quintile of its Lipper expense group. The actual total expenses for all the Funds were in the lowest quintile of their respective Lipper expense groups, and this was true whether such expenses were computed including or excluding 12b-1 fees. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.


82 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Trustees noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a


                                                          Semiannual Report | 83

FRANKLIN INVESTORS SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Fund grows in size, its effective management fee rate declines. The management fee structure, which includes administrative expenses for each of the Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Limited Maturity U.S. Government Securities Fund, provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million. At December 31, 2004, the assets of the Franklin Convertible Securities Fund were approximately $600 million; the Franklin Equity Income Fund were approximately $900 million; and the Franklin Limited Maturity U.S. Government Securities Fund were approximately $300 million, which, in each case, exceeded the last breakpoint level. The Board discussed the prospect of adding further fee breakpoints for each of these Funds with management whose position during such discussions was that the existing fee structure reaches a relatively low rate quickly as these Funds grow and that such low rate, in effect, reflects anticipated economies of scale as assets increase beyond such level. In support of these arguments, management pointed out the favorable effective management fee and total expense comparisons for these Funds within their respective Lipper expense groups. Management also observed and the Board acknowledged that the fact these Funds have assets beyond the last breakpoint level does not mean that they no longer benefit from economies of scale since the continuous growth of amount of assets being charged at the 0.45% breakpoint fee level results in a lower overall effective management fee rate. While intending to continue discussions with management on this topic, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under their investment advisory contracts provides a sharing of benefits with each of these Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


84 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 85
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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
 Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

     [LOGO](R)
    FRANKLIN TEMPLETON          One Franklin Parkway
       INVESTMENTS              San Mateo, CA 94403-1906

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 S2005 06/05











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                                                Franklin Adjustable
                                                U.S. Government Securities Fund

                                                Franklin Floating Rate
                                                Daily Access Fund

                                                Franklin Low Duration
                                                Total Return Fund

                                                Franklin Total Return Fund

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    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 INCOME
--------------------------------------------------------------------------------

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           INVESTORS SECURITIES TRUST
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                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               FRANKLIN TEMPLETON INVESTMENTS

                               GAIN FROM OUR PERSPECTIVE

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the Semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    4

Franklin Adjustable U.S. Government Securities Fund .......................    5

Franklin Floating Rate Daily Access Fund ..................................   13

Franklin Low Duration Total Return Fund ...................................   23

Franklin Total Return Fund ................................................   30

Financial Highlights and Statements of Investments ........................   38

Financial Statements ......................................................   82

Notes to Financial Statements .............................................   87

Adjustable Rate Securities Portfolios .....................................  105

Shareholder Information ...................................................  122

--------------------------------------------------------------------------------

SHAREHOLDER LETTER

Dear Shareholder:

The U.S. economy grew at a healthy pace during the six months ended April 30, 2005, despite some slowing. However, strong consumer spending, positive corporate earnings in first quarter 2005 and a drop in oil prices from record highs did little to offset investor concerns of an economic "soft patch" and creeping inflation. As a result, the stock market made modest gains, with the Dow Jones Industrial Average rising 2.78% for the six months under review.(1) Cautious investor sentiment was mostly due to mounting concerns of the potential long-term threats posed by the growing U.S. trade and budget deficits and the likelihood of continued high energy prices. However, given the current historically low interest rate environment, continued economic growth, and improving job market, our long-term outlook for the financial markets remains positive.

Although future economic and market developments are impossible to predict, as an investor, you can follow certain basic principles in planning for future needs. First, investing for the long term is important so that you can better

(1) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

--------------------------------------------------------------------------------

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-------------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-------------------------------------------------------


                                           Not part of the semiannual report | 1
weather short-term market ups and downs. Second, by choosing a mutual fund that comprises a range of holdings, you can use diversification to help manage investment risk. Third, it may make sense to follow a regular investment plan, also called dollar-cost averaging. By investing a certain amount of money monthly or quarterly, you can take advantage of market dips without worrying about when they will occur. Your money buys more shares when the price is low and fewer when the price is high, which can mean a lower average cost per share over time. Remember, however, to consider your financial ability to continue purchases through times of low price levels or changing economic conditions before committing to such a strategy. Dollar-cost averaging does not guarantee a profit or eliminate risk, and it will not protect you from a loss if you sell shares at a market low. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market.

In the enclosed semiannual report for Franklin Investors Securities Trust, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

This report contains new information about the Board of Trustees' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 122.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.


2 | Not part of the semiannual report

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                                           Not part of the semiannual report | 3

SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. Approximately two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past six months, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.9% (not adjusted for inflation) in April 2005 compared with the same month a year earlier, which supported U.S. economic growth.(1)

Business spending also rose during the reporting period, contributing to economic growth. For example, nonresidential investment spending increased 14.5% in the fourth quarter of 2004, although it slowed to 3.5% in the first quarter of 2005.(1) Historically low interest rates continued to allow many companies easy access to capital, and ample cash helped some companies to boost their balance sheets. Many corporate debt investments also benefited from this improvement during the period. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose significantly, as oil prices hit a record of $57.27 a barrel on April 1.(2) The Federal Reserve Board (Fed) raised the federal funds target rate to 2.75% from 1.75% during the reporting period. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI), which excludes volatile food and energy costs. Although higher than in the past two calendar years, this was close to the core CPI's 10-year average of 2.3%.(3) The Fed funds futures contracts priced in the potential for further rate increases. During the period, the yield curve flattened somewhat, as the 10-year U.S. Treasury yield also increased, but not as much as the shorter end of the curve. At period-end, the 10-year Treasury yielded 4.21%.

(1)   Source: Bureau of Economic Analysis.

(2)   Source: Bloomberg Energy/Commodity Service.

(3)   Source: Bureau of Labor Statistics.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities.(1)

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

PORTFOLIO BREAKDOWN
Franklin Adjustable U.S. Government Securities Fund(1)
Based on Total Net Assets as of 4/30/05

FNMA ............................................    51.3%
FHLMC ...........................................    20.8%
GNMA ............................................    21.9%
Short-Term Investments & Other Net Assets .......     6.0%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund's semiannual report for the period ended April 30, 2005.

(1) The Fund invests all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), a master portfolio whose investment goal is the same as the Fund's. Securities owned by the Portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 40.


                                                           Semiannual Report | 5

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months under review, Franklin Adjustable U.S. Government Securities Fund - Class A posted a +1.08% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, which posted a 0.20% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

We employ a conservative strategy as we strive to produce consistent performance in a variety of interest rate climates. We invest predominantly in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

(2) Source: Lehman Brothers Inc. The Lehman Brothers Short U.S. Government 1-2 Year Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to two years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/04-4/30/05

--------------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                           CLASS A             CLASS C
--------------------------------------------------------------------------------
November                                      2.3736 cents        2.0489 cents
--------------------------------------------------------------------------------
December                                      2.1899 cents        1.8823 cents
--------------------------------------------------------------------------------
January                                       2.2375 cents        1.9263 cents
--------------------------------------------------------------------------------
February                                      2.3141 cents        2.0368 cents
--------------------------------------------------------------------------------
March                                         2.3230 cents        2.0138 cents
--------------------------------------------------------------------------------
April                                         2.3086 cents        2.0212 cents
--------------------------------------------------------------------------------
TOTAL                                        13.7467 CENTS       11.9293 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

During the period under review, we continued to invest through the Portfolio primarily in agency ARM securities.(1) We decreased our allocation to cash (short-term investments and other net assets) to bring it closer to neutral, maintaining a 6.0% position at period-end. However, this position is still slightly more defensive than neutral, acting as a defensive measure against rising interest rates.

We also slightly increased our allocation to ARMs issued by the Government National Mortgage Association (GNMA or Ginnie Mae). Typically, the tighter limits on coupon adjustments (caps) on GNMA ARM adjustments tend to result in higher volatility for the securities. Consistent with our strategy in the recent interest rate environment, however, we believed that the benefits outweighed the risks and were comfortable with our GNMA ARM positioning of 21.9% at period-end compared with 19.1% on October 31, 2004.

While some ARM fund managers have been investing heavily in new-issue hybrid ARMs, the Portfolio avoided these issues until they became seasoned and the fixed rate portion of their payment schedules became complete or close to complete. During periods of rising interest rates, new-issue hybrid ARMs tend to have longer durations, or price sensitivity to interest rate changes, than comparable seasoned hybrid ARMs.


                                                           Semiannual Report | 7

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ T. Anthony Coffey
                         T. Anthony Coffey, CFA


[PHOTO OMITTED]          /s/ Roger A. Bayston
                         Roger A. Bayston, CFA


[PHOTO OMITTED]          /s/ Paul Varunok
                         Paul Varunok

                         Portfolio Management Team
                         Franklin Adjustable U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FISAX)                             CHANGE    4/30/05  10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.04     $9.02      $9.06
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                         $0.137467
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSCX)                             CHANGE    4/30/05  10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.04     $9.01      $9.05
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                         $0.119293
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------
CLASS A                                6-MONTH             1-YEAR     5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)               +1.08%             +2.09%    +19.79%     +58.42%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)           -1.21%             -0.21%     +3.21%      +4.47%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                         -0.86%     +3.25%      +4.54%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                           3.14%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                   3.13%
-----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS C                                                   6-MONTH     1-YEAR    (7/1/03)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                  +0.88%     +1.57%      +1.87%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)                              -0.12%     +0.58%      +1.02%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                                    +0.13%      +1.00%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                           2.82%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                   2.80%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Class C) per share on 4/30/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.


10 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                        VALUE 10/31/04        VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,010.80                 $4.44
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,020.38                 $4.46
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,008.80                 $6.43
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,018.40                 $6.46
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.89% and C: 1.29 %), which includes the expenses incurred by the U.S. Government Adjustable Rate Mortgage Portfolio, the Master Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

FRANKLIN FLOATING RATE DAILY ACCESS FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in floating interest rate corporate loans and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT ARE SYNDICATED BANK LOANS?
--------------------------------------------------------------------------------
SYNDICATED BANK LOANS ARE TYPICALLY FLOATING RATE LOANS TO CORPORATE BORROWERS MADE BY A GROUP, OR SYNDICATE, OF BANKS AND OTHER LENDERS. A GROUP OF LENDERS PROVIDES CAPITAL TO COMPANIES FOR VARIED PURPOSES, SUCH AS MERGER AND ACQUISITION ACTIVITY, LEVERAGED BUYOUTS OR REFINANCINGS. BORROWING RATES ARE GENERALLY PEGGED TO AN INDEX, SUCH AS LIBOR, THE LONDON INTERBANK OFFERED RATE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Floating Rate Daily Access Fund - Class A posted a +1.73% cumulative total return. The Fund underperformed its benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which posted a 2.73% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

SYNDICATED BANK LOAN MARKET OVERVIEW

During the period under review, short-term interest rates rose while long-term interest rates declined. However, a flattening yield curve during the period does not tell the whole interest rate story. From mid-February through March 2005, the yield curve began shifting upward, as the 10-year Treasury yield rose significantly from 4.10% to a high of 4.64% on March 28, 2005, contributing to fixed income market volatility.

Short-term interest rates moved upward in similar fashion, with the three-month LIBOR moving from 2.75% on February 1, 2005, to 3.12% on March 31, 2005. The upward shifting yield curve seemed to have investors favoring floating rate investments. By investing in floating rate bank loans, investors could potentially capture the LIBOR increase from the resetting coupons on their loans, and also shorten loan durations, protecting their investments in a rising interest rate

(1) Source: CSFB. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 45.


                                                          Semiannual Report | 13
environment. Duration is a measure of a security's price sensitivity to interest rate changes. In general, securities with shorter durations can be expected to have less interest rate sensitivity than those with longer durations.

As a result, from November 2004 through March 2005, the bank loan market was strong and unaffected by interest rate changes. New-issue supply remained healthy, partly due to robust demand from investors, leading to vigorous merger and acquisition activity.

In April 2005, however, a pullback in the high yield bond market that started in early March began to spill over into the loan market, causing secondary market prices to drop slightly. Although there is significant overlap among issuers in the bond and loan markets, senior, secured loans are backed by issuers' assets and do not have much interest rate risk due to their floating rate nature.

Generally in 2005, though, loans held up relatively well in terms of volatility compared with other fixed income asset classes. Loan market fundamentals remained favorable. The lagging 12-month institutional loan default rate (as measured by S&P by number of loans) increased slightly during the period under review, moving from 1.1% to 1.5%. However, the default rate still remained low by historical measures. Many investors seemed to expect the default rate to continue to remain relatively low by the end of 2005 as they stayed invested in the loan sector.

INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligations. To help manage the credit risk associated with investing in below investment grade securities, we diversify the Fund by investing in hundreds of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.


14 | Semiannual Report

MANAGER'S DISCUSSION

The Fund remained selective in its loan selection process, focusing on companies that are market leaders such as Fidelity National Information Services. Fidelity National Information Services is a leading provider of technology solutions, processing services and information services to the financial services and real estate industries. The company serves over 3,600 financial institutions, including 45 of the 50 largest banks in the U.S., and processes nearly 50% of all U.S. residential mortgage loan applications by volume. Over 235 million deposit accounts and non-mortgage consumer loans and leases are processed on its core bank-processing platform. In March 2005, we invested in the loan that financed Texas PacificGroup's and Thomas H. Lee Partners' leveraged buyout of the company.

We also invested in LifePoint Hospitals, a leading operator of acute care hospitals in non-urban communities, which formed as a result of a spin-off from HCA in May 1999. On April 15, 2005, LifePoint completed the merger with Province Healthcare Company, increasing its network of hospitals to 50 with approximately 5,285 licensed beds. We liked the company's loan due to its dominant market position in the majority of its hospital communities.

The Fund also invested in Texas Genco, one of the largest wholesale power producers in the U.S. We liked Texas Genco's credit profile, particularly with regard to its asset coverage, since its primary power plants are pledged to lenders as collateral. The company has a significant portion of its power contracted out through 2008, with the potential for strong, lower-risk cash flows. In addition, the company is competitively positioned in the wholesale electricity market with low-cost coal-fired and nuclear power plants in a market dominated by higher cost natural gas-fired plants.

Similarly, the Fund invested in Metro-Goldwyn-Mayer (MGM) due to its strong collateral package. MGM is a premier global entertainment content company that develops, produces and distributes theatrical motion pictures and television programs. Key valuable film franchises include James Bond, Pink Panther and Rocky. The loan collateral was attractive to us based on the significant value of MGM's library, which is the industry's largest modern film/TV library with over 4,000 movie titles and 10,400 TV episodes. MGM's strong cash flow and asset coverage, combined with strong brand recognition and equity sponsorship (which included Sony and Comcast), made us comfortable with the facility.

PORTFOLIO BREAKDOWN
Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 4/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Senior Floating Rate Interests                        86.7%

Bonds                                                  0.5%

Short-Term Investments & Other Net Assets             12.8%


                                                          Semiannual Report | 15

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/04-4/30/05

--------------------------------------------------------------------------------
                                      DIVIDEND PER SHARE
              ------------------------------------------------------------------
MONTH            CLASS A          CLASS B          CLASS C       ADVISOR CLASS
--------------------------------------------------------------------------------
November       2.7081 cents     2.0403 cents     2.3568 cents     2.9272 cents
--------------------------------------------------------------------------------
December       2.9396 cents     2.3310 cents     2.6190 cents     3.1598 cents
--------------------------------------------------------------------------------
January        3.2214 cents     2.5738 cents     2.8772 cents     3.4384 cents
--------------------------------------------------------------------------------
February       2.9758 cents     2.4171 cents     2.6227 cents     3.1703 cents
--------------------------------------------------------------------------------
March          3.3593 cents     2.7693 cents     2.9906 cents     3.5830 cents
--------------------------------------------------------------------------------
April          3.2307 cents     2.6241 cents     2.9176 cents     3.4308 cents
--------------------------------------------------------------------------------
TOTAL         18.4349 CENTS    14.7556 CENTS    16.3839 CENTS    19.7095 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

However, not all sectors were immune to pressure. Automotive suppliers faced an increasingly challenging 2005. Auto-parts suppliers like Tower Automotive, EaglePicher and Meridian filed for bankruptcy protection in 2005, struggling in the face of declining liquidity due to reduced production volumes at major U.S. original equipment manufacturers (OEMs) Ford and General Motors, raw materials price inflation, and the ending of OEM early-payment programs. The Fund owned EaglePicher but sold the position months prior to the company's bankruptcy filing.


16 | Semiannual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Richard S. Hsu
                         Richard S. Hsu, CFA


[PHOTO OMITTED]          /s/ Madeline Lam
                         Madeline Lam

                         Portfolio Management Team
                         Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund
4/30/05

--------------------------------------------------------
COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY                              NET ASSETS
--------------------------------------------------------
Fidelity National Information Services Inc.         1.2%
  FINANCIAL CONGLOMERATES
--------------------------------------------------------
DirecTV Holdings LLC/Financing Co.                  1.1%
  CABLE & SATELLITE TELEVISION
--------------------------------------------------------
Warner Music                                        1.0%
  MOVIES & ENTERTAINMENT
--------------------------------------------------------
Novelis                                             1.0%
  ALUMINUM
--------------------------------------------------------
Regal Cinemas Inc.                                  1.0%
  MOVIES & ENTERTAINMENT
--------------------------------------------------------
Texas Genco LLC                                     0.9%
  ELECTRIC UTILITIES
--------------------------------------------------------
Metro-Goldwyn-Mayer, Inc.                           0.9%
  MOVIES & ENTERTAINMENT
--------------------------------------------------------
Lakers Holdings Corp.
(LifePoint Hospitals Inc.)                          0.9%
  HOSPITAL & NURSING MANAGEMENT
--------------------------------------------------------
PacifiCare Health Systems Inc.                      0.8%
  MANAGED HEALTH CARE
--------------------------------------------------------
Constellation Brands Inc.                           0.8%
  BEVERAGES: ALCOHOLIC
--------------------------------------------------------


                                                          Semiannual Report | 17

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FAFRX)                           CHANGE     4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.01      $10.12      $10.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.184349
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBFRX)                           CHANGE     4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.01      $10.11      $10.12
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.147556
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCFRX)                           CHANGE     4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.01      $10.12      $10.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.163839
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FDFRX)                     CHANGE     4/30/05    10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.00      $10.13      $10.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.197095
--------------------------------------------------------------------------------


18 | Semiannual Report

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------
                                                                                INCEPTION
CLASS A                                 6-MONTH           1-YEAR    3-YEAR      (5/1/01)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                +1.73%           +3.39%   +11.64%      +18.72%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)            -0.53%           +1.09%    +2.96%       +3.79%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                        +1.40%    +3.16%       +3.87%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                          3.93%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                  3.65%
-----------------------------------------------------------------------------------------
                                                                                INCEPTION
CLASS B                                 6-MONTH           1-YEAR    3-YEAR      (5/1/01)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                +1.37%           +2.66%    +9.31%      +15.53%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)            -2.63%           -1.34%    +2.06%       +3.00%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                        -1.02%    +2.28%       +3.07%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                          3.27%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                  2.99%
-----------------------------------------------------------------------------------------
                                                                                INCEPTION
CLASS C                                 6-MONTH           1-YEAR    3-YEAR      (5/1/01)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                +1.53%           +2.98%   +10.25%      +16.92%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)            +0.53%           +1.98%    +3.31%       +3.99%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                        +2.29%    +3.51%       +4.08%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                          3.63%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                  3.33%
-----------------------------------------------------------------------------------------
                                                                                INCEPTION
ADVIOR CLASS                            6-MONTH           1-YEAR    3-YEAR      (5/1/01)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                +1.96%           +3.75%   +12.48%      +20.02%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)            +1.96%           +3.75%    +4.00%       +4.67%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                        +4.07%    +4.20%       +4.76%
-----------------------------------------------------------------------------------------
    Distribution Rate(4)                          4.26%
-----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                  3.98%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 19

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CDS. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. IN ADDITION, THE FUND IS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST IN A GREATER PORTION OF ITS ASSETS IN THE LOANS OF ONE BORROWER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.


20 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                         VALUE 10/31/04       VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,017.30                  $4.70
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,020.13                  $4.71
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,013.70                  $8.29
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,016.56                  $8.30
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,015.30                  $6.70
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,018.15                  $6.71
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,019.60                  $3.46
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,021.37                  $3.46
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.94%; B: 1.66%; C: 1.34%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


22 | Semiannual Report

FRANKLIN LOW DURATION TOTAL RETURN FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

--------------------------------------------------------------------------------
DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Low Duration Total Return Fund
Based on Total Investments as of 4/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government and Agency Securities .......... 33.5%
Mortgage-Backed Securities ..................... 31.1%
Asset-Backed Securities ........................ 13.1%
Corporate Bonds ................................ 12.8%
Foreign Government Securities ..................  2.7%
Short-Term Investments &
 Other Net Assets ..............................  6.8%
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Low Duration Total Return Fund's inaugural semiannual report for the period since the Fund's inception on November 17, 2004, through April 30, 2005.

PERFORMANCE OVERVIEW

For the period under review, Franklin Low Duration Total Return Fund - Class A posted a +0.24% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate 1-3 Year Index, which posted a 0.12% total return for the same period.(1)

(1) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Aggregate 1-3 Year Index is the 1-3 year component of the Lehman Brothers U.S. Aggregate Index. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.


                                                          Semiannual Report | 23

DIVIDEND DISTRIBUTIONS*
Franklin Low Duration Total Return Fund
Class A
11/17/04-4/30/05

------------------------------------
MONTH             DIVIDEND PER SHARE
------------------------------------
December**              3.0900 cents
------------------------------------
January                 2.5018 cents
------------------------------------
February                2.4082 cents
------------------------------------
March                   2.7102 cents
------------------------------------
April                   2.6509 cents
------------------------------------
TOTAL                  13.3611 CENTS
------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**    The Fund made its first distribution on 12/31/04.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we will evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a Fund with a higher duration.

MANAGER'S DISCUSSION

During the reporting period, in our attempt to maintain low duration and help reduce interest rate risk, we invested in shorter duration, adjustable rate mortgage-backed securities. These tended to have lower durations than fixed rate mortgage-backed securities. Similarly, we invested some of the Fund's assets in floating rate asset-backed securities, which had lower durations than their fixed rate counterparts.

We remained diligent about executing our strategy to uncover value across the entire fixed income opportunity set. From a risk management perspective, our largest overweighting was in the non-U.S. dollar sector, with currency fundamentals and yield differentials driving these decisions. Although a large allocation from a risk management standpoint, this sector represented a relatively small portion of the Fund's total investments at period-end.

We also continued to invest a portion of the Fund in agency mortgage backed securities and debentures, as their historical risk-adjusted returns remained attractive to us compared with other asset classes.


24 | Semiannual Report

Thank you for your participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Roger A. Bayston
                         Roger A. Bayston, CFA

[PHOTO OMITTED]          /s/ Kent Burns
                         Kent Burns, CFA

[PHOTO OMITTED]          /s/ Christopher J. Molumphy
                         Christopher J. Molumphy, CFA

                         Portfolio Management Team
                         Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 25

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: N/A)                              CHANGE    4/30/05   11/17/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.11     $9.89     $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/17/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                        $0.133611
--------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AGGREGATE TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

--------------------------------------------------------------------------------
CLASS A                                                    INCEPTION (11/17/04)
--------------------------------------------------------------------------------
Cumulative Total Return(2)                                               +0.24%
--------------------------------------------------------------------------------
Aggregate Total Return(3)                                                -2.01%
--------------------------------------------------------------------------------
Aggregate Total Return (3/31/05)(3),(4)                                  -2.47%
--------------------------------------------------------------------------------
    Distribution Rate(5)                           3.31%
--------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                   2.85%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


26 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.88%. After 10/31/05, the manager and administrator may end this arrangement at any time.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

(4) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the April dividend and the maximum offering price per share on 4/30/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.


                                                          Semiannual Report | 27

YOUR FUND'S EXPENSES

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the period indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


28 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                BEGINNING ACCOUNT VALUE                      EXPENSES PAID DURING PERIOD*
                                    ACTUAL 11/17/04      ENDING ACCOUNT         ACTUAL 11/17/04-4/30/05
CLASS A                          HYPOTHETICAL 10/31/04    VALUE 4/30/05      HYPOTHETICAL 10/31/04-4/30/05
----------------------------------------------------------------------------------------------------------
  Actual                                 $1,000             $1,002.40                  $4.07
----------------------------------------------------------------------------------------------------------
  Hypothetical
   (5% return before expenses)           $1,000             $1,020.33                  $4.51
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio net of expense waivers (A: 0.90%) multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 165/365 to reflect the number of days since commencement of operations.


                                                          Semiannual Report | 29

FRANKLIN TOTAL RETURN FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES.
IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED
TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Total Return Fund's semiannual report for the period ended April 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Total Return Fund - Class A posted a +1.19% cumulative total return. The Fund - Class A outperformed its benchmark, the Lehman Brothers U.S. Universal Index, which posted a 1.01% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 33.

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments

--------------------------------------------------------------------------------
SECTOR                                                      4/30/05   10/31/04
--------------------------------------------------------------------------------
Corporate Bonds                                               25.9%     28.9%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                    25.3%     27.0%
--------------------------------------------------------------------------------
U.S. Government and Agency Securities                         12.1%     15.3%
--------------------------------------------------------------------------------
Asset-Backed Securities                                       24.1%     10.3%
--------------------------------------------------------------------------------
Foreign Government Securities                                  8.1%      8.0%
--------------------------------------------------------------------------------
Credit-Linked Structured Notes                                 1.3%      2.0%
--------------------------------------------------------------------------------
Senior Floating Rate                                           0.7%      1.2%
--------------------------------------------------------------------------------
Preferred Stocks                                               0.0%      0.1%
--------------------------------------------------------------------------------
Short-Term Investments                                         2.5%      7.2%
--------------------------------------------------------------------------------

(1) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


30 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/04-4/30/05

--------------------------------------------------------------------------
                               DIVIDEND PER SHARE (CENTS)
               -----------------------------------------------------------
MONTH          CLASS A     CLASS B     CLASS C    CLASS R    ADVISOR CLASS
--------------------------------------------------------------------------
November        3.9373      3.5980      3.5759     3.7125        4.1661
--------------------------------------------------------------------------
December        3.7197      3.3769      3.3771     3.5076        3.9468
--------------------------------------------------------------------------
January         3.7095      3.3646      3.3629     3.4929        3.9325
--------------------------------------------------------------------------
February        3.4722      3.1820      3.1429     3.2671        3.6718
--------------------------------------------------------------------------
March           3.6998      3.3559      3.3516     3.4816        3.9204
--------------------------------------------------------------------------
April           3.5558      3.2352      3.2332     3.3543        3.7615
--------------------------------------------------------------------------
TOTAL          22.0943     20.1126     20.0436    20.8160       23.3991
--------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and non-proprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 15% of its total assets in non-investment grade debt securities.

MANAGER'S DISCUSSION

During the period under review, our commitment to the Fund's investment strategy helped provide positive returns. We remained diligent about executing our strategy to uncover value across the entire fixed income opportunity set. From a risk management perspective, our largest overweighting remained in the non-U.S. dollar sector, with currency fundamentals and yield differentials driving these decisions. Although a large allocation from a risk management standpoint, this sector represented a relatively small portion of the Fund's total investments at period-end.

We continued to hold a portion of the Fund's portfolio in the corporate debt sector, and compared our allocations relative to our benchmark to decide where to take incremental risk. We also continued to be positive on the bank loan sector as bank loan fundamentals and lower interest rate risk could benefit investors from a risk-adjusted standpoint across cycles.


                                                          Semiannual Report | 31

We invested a portion of our assets in agency mortgage-backed securities and debentures as their historical risk-adjusted returns remained attractive to us compared with other asset classes. The portfolio's duration remained relatively stable, increasing only 0.1 year over the period.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Roger A. Bayston
                         Roger A. Bayston, CFA


[PHOTO OMITTED]          /s/ Kent Burns
                         Kent Burns, CFA


[PHOTO OMITTED]          /s/ Christopher J. Molumphy
                         Christopher J. Molumphy, CFA

                         Portfolio Management Team
                         Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 | Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKBAX)                          CHANGE     4/30/05     10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.10      $10.12       $10.22
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.220943
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBTLX)                          CHANGE     4/30/05     10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.10      $10.12       $10.22
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.201126
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTLX)                          CHANGE     4/30/05     10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.10      $10.12       $10.22
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.200436
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FTRRX)                          CHANGE     4/30/05     10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.10      $10.12       $10.22
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.208160
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBDAX)                    CHANGE     4/30/05     10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.10      $10.14       $10.24
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.233991
--------------------------------------------------------------------------------


                                                          Semiannual Report | 33

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH           1-YEAR      5-YEAR   INCEPTION (8/3/98)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +1.19%           +5.61%     +44.66%        +51.11%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 -3.07%           +1.17%      +6.74%         +5.63%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                             -2.28%      +6.43%         +5.55%
-------------------------------------------------------------------------------------------------------
    Distribution Rate(5)                                4.24%
-------------------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                        3.70%
-------------------------------------------------------------------------------------------------------
CLASS B                                       6-MONTH           1-YEAR      3-YEAR   INCEPTION (3/1/02)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +1.00%           +5.21%     +19.77%        +21.00%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 -2.96%           +1.21%      +5.30%         +5.37%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                             -2.22%      +5.65%         +5.20%
-------------------------------------------------------------------------------------------------------
    Distribution Rate(5)                                4.02%
-------------------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                        3.47%
-------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH           1-YEAR      3-YEAR   INCEPTION (3/1/02)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +0.99%           +5.30%     +19.78%        +21.10%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +0.00%           +4.30%      +6.20%         +6.24%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                             +0.60%      +6.49%         +6.06%
-------------------------------------------------------------------------------------------------------
    Distribution Rate(5)                                4.02%
-------------------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                        3.47%
-------------------------------------------------------------------------------------------------------
CLASS R                                       6-MONTH           1-YEAR      3-YEAR   INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +1.07%           +5.46%     +20.30%        +22.78%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +0.08%           +4.46%      +6.35%         +6.37%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                             +0.85%      +6.67%         +6.23%
-------------------------------------------------------------------------------------------------------
    Distribution Rate(5)                                4.17%
-------------------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                        3.62%
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                 6-MONTH           1-YEAR      5-YEAR   INCEPTION (8/3/98)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +1.32%           +5.98%     +46.59%        +53.90%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +1.32%           +5.98%      +7.95%         +6.60%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                             +2.24%      +7.63%         +6.51%
-------------------------------------------------------------------------------------------------------
    Distribution Rate(5)                                4.67%
-------------------------------------------------------------------------------------------------------
    30-Day Standardized Yield(6)                        4.12%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


34 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 3.53%, 3.28%, 3.28%, 3.43% and 3.93% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/05.


                                                          Semiannual Report | 35

YOUR FUND'S EXPENSES

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps.

Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                          VALUE 10/31/04        VALUE 4/30/05      PERIOD* 10/31/04-4/30/05
------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,011.90                 $4.24
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.58                 $4.26
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,010.00                 $6.23
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,018.60                 $6.26
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,009.90                 $6.23
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,018.60                 $6.26
------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,010.70                 $5.48
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.34                 $5.51
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,013.20                 $2.99
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.82                 $3.01
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.85%; B: 1.25%; C: 1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 37

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                APRIL 30, 2005                       YEAR ENDED OCTOBER 31,
CLASS A                                          (UNAUDITED)         2004          2003        2002           2001          2000
                                                --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $     9.06     $    9.16     $    9.38   $    9.46      $    9.30    $     9.30
                                                --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................       0.137         0.277         0.313       0.390(f)       0.550(f)      0.500(f)

 Net realized and unrealized gains (losses) ...      (0.040)       (0.102)       (0.220)     (0.070)         0.170        (0.010)
                                                --------------------------------------------------------------------------------
Total from investment operations ..............       0.097         0.175         0.093       0.320          0.720         0.490

Less distributions from net investment income .      (0.137)       (0.275)       (0.313)     (0.400)        (0.560)       (0.490)

Redemption fees ...............................          --(d)         --(d)         --          --             --            --
                                                --------------------------------------------------------------------------------
Net asset value, end of period ................  $     9.02     $    9.06     $    9.16   $    9.38      $    9.46    $     9.30
                                                ================================================================================

Total return(a) ...............................        1.08%         1.94%         1.00%       3.45%          8.01%         5.44%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $  532,352     $ 577,073     $ 651,701   $ 575,665      $ 270,175    $  232,413

Ratios to average net assets:

 Expenses(b) ..................................        0.89%(e)      0.89%         0.88%       0.88%          0.95%         1.00%

 Net investment income ........................        3.06%(e)      3.01%         3.30%       4.14%          5.82%         5.38%

Portfolio turnover rate(c) ....................       14.49%        49.67%       130.32%      85.05%          2.49%        12.68%

Portfolio turnover rate excluding mortgage
 dollar rolls(c) ..............................       14.49%        45.38%        96.52%      85.05%          2.49%        12.68%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) The expense ratio includes the Fund's share of the Portfolio's allocated expenses.

(c)   Represents the Portfolio's rate of turnover.

(d)   Amount is less than $0.001 per share.

(e)   Annualized.

(f)   Based on average daily shares outstanding.


38 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                                    -------------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED                  YEAR ENDED
                                                                     APRIL 30, 2005             OCTOBER 31,
CLASS C                                                               (UNAUDITED)           2004        2003(f)
                                                                    -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........................         $    9.05      $    9.16     $     9.28
                                                                    -------------------------------------------
Income from investment operations:

 Net investment income.........................................             0.119          0.232          0.081

 Net realized and unrealized gains (losses)....................            (0.040)        (0.104)        (0.120)
                                                                    -------------------------------------------
Total from investment operations...............................             0.079          0.128         (0.039)

Less distributions from net investment income..................            (0.119)        (0.238)        (0.081)

Redemption fees................................................                --(d)          --(d)          --
                                                                    -------------------------------------------
Net asset value, end of period ................................         $    9.01      $    9.05     $     9.16
                                                                    ===========================================

Total return(a)................................................              0.88%          1.41%         (0.42)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)..............................         $  50,448      $  49,423     $   12,868

Ratios to average net assets:

 Expenses(b) ..................................................              1.29%(e)       1.29%          1.26%(e)

 Net investment income.........................................              2.66%(e)       2.61%          2.92%(e)

Portfolio turnover rate(c) ....................................             14.49%         49.67%        130.32%

Portfolio turnover rate excluding mortgage dollar rolls(c) ....             14.49%         45.38%         96.52%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) The expense ratio includes the Fund's share of the Portfolio's allocated expenses.

(c)   Represents the Portfolio's rate of turnover.

(d)   Amount is less than $0.001 per share.

(e)   Annualized.

(f)   For the period July 1, 2003 (effective date) to October 31, 2003.


                     Semiannual Report | See notes to financial statements. | 39

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------
FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                 SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
MUTUAL FUND (NOTE 1) (COST $621,652,194) 100.0%
U.S. Government Adjustable Rate Mortgage Portfolio .............................   64,546,952    $  582,858,986
                                                                                                 --------------

OTHER ASSETS, LESS LIABILITIES (0.0%)(a) .......................................                        (58,422)
                                                                                                 --------------
NET ASSETS 100.0% ..............................................................                 $  582,800,564
                                                                                                 ==============

(a)   Rounds to less than 0.05% of net assets.


40 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                  ------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                  APRIL 30, 2005                   YEAR ENDED OCTOBER 31,
CLASS A                                            (UNAUDITED)           2004           2003           2002        2001(d)
                                                  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $     10.13      $     10.03    $     9.69    $      9.95   $      10.00
                                                  ------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................         0.181            0.281         0.388          0.437          0.291

 Net realized and unrealized gains (losses) ...        (0.007)           0.102         0.341         (0.248)        (0.046)
                                                  ------------------------------------------------------------------------
Total from investment operations ..............         0.174            0.383         0.729          0.189          0.245

Less distributions from net investment income .        (0.184)          (0.283)       (0.389)        (0.449)        (0.295)

Redemption fees ...............................            --(b)            --(b)         --             --             --
                                                  ------------------------------------------------------------------------
Net asset value, end of period ................   $     10.12      $     10.13    $    10.03    $      9.69   $       9.95
                                                  ========================================================================

Total return(a) ...............................          1.73%            3.87%         7.65%          1.87%          2.45%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $   764,165      $   615,002    $  127,660    $    49,389   $     34,634

Ratios to average net assets:

 Expenses .....................................          0.94%(c)         0.94%         1.05%          1.12%          1.25%(c)

 Net investment income ........................          3.58%(c)         2.71%         3.83%          4.33%          5.47%(c)

Portfolio turnover rate .......................         32.10%           50.52%        85.54%         76.17%         37.08%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Amount is less than $0.001 per share.

(c)   Annualized.

(d)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.


                     Semiannual Report | See notes to financial statements. | 41

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                  -----------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                  APRIL 30, 2005                   YEAR ENDED OCTOBER 31,
CLASS B                                            (UNAUDITED)            2004           2003          2002       2001(d)
                                                  -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $     10.12      $     10.02    $     9.68    $      9.95   $     10.00
                                                  -----------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................         0.143            0.207         0.328          0.379         0.252

 Net realized and unrealized gains (losses) ...        (0.005)           0.105         0.333         (0.251)       (0.044)
                                                  -----------------------------------------------------------------------
Total from investment operations ..............         0.138            0.312         0.661          0.128         0.208

Less distributions from net investment income .        (0.148)          (0.212)       (0.321)        (0.398)       (0.258)

Redemption fees ...............................            --(b)            --(b)         --             --            --
                                                  -----------------------------------------------------------------------
Net asset value, end of period ................   $     10.11      $     10.12    $    10.02    $      9.68   $      9.95
                                                  =======================================================================

Total return(a) ...............................          1.37%            3.14%         6.92%          1.24%         2.08%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $    67,822      $    69,331    $   28,637    $    17,162   $     9,838

Ratios to average net assets:

 Expenses .....................................          1.66%(c)         1.68%         1.74%          1.72%         2.00%(c)

 Net investment income ........................          2.86%(c)         1.97%         3.14%          3.73%         4.85%(c)

Portfolio turnover rate .......................         32.10%           50.52%        85.54%         76.17%        37.08%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Amount is less than $0.001 per share.

(c)   Annualized.

(d)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.


42 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                  ------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                  APRIL 30, 2005                  YEAR ENDED OCTOBER 31,
CLASS C                                            (UNAUDITED)            2004          2003           2002       2001(d)
                                                  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $     10.13      $     10.03    $     9.69    $      9.95   $      10.00
                                                  ------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................         0.160            0.239         0.351          0.405          0.269

 Net realized and unrealized gains (losses) ...        (0.006)           0.102         0.337         (0.245)        (0.045)
                                                  ------------------------------------------------------------------------
Total from investment operations ..............         0.154            0.341         0.688          0.160          0.224

Less distributions from net investment income .        (0.164)          (0.241)       (0.348)        (0.420)         0.274)

Redemption fees ...............................            --(b)            --(b)         --             --             --
                                                  ------------------------------------------------------------------------
Net asset value, end of period ................   $     10.12      $     10.13    $    10.03    $      9.69   $       9.95
                                                  ========================================================================

Total return(a) ...............................          1.53%            3.44%         7.21%          1.57%          2.25%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $   317,721      $   270,104    $   95,802    $    54,585   $     26,356

Ratios to average net assets:

 Expenses .....................................          1.34%(c)         1.34%         1.46%          1.42%          1.65%(c)

 Net investment income ........................          3.18%(c)         2.31%         3.42%          4.03%          5.06%(c)

Portfolio turnover rate .......................         32.10%           50.52%        85.54%         76.17%         37.08%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Amount is less than $0.001 per share.

(c)   Annualized.

(d)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.


                     Semiannual Report | See notes to financial statements. | 43

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                  ------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                  APRIL 30, 2005                   YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                      (UNAUDITED)            2004          2003           2002        2001(e)
                                                  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $     10.13      $     10.04    $     9.70    $      9.95   $      10.00
                                                  ------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................         0.193            0.307         0.411          0.464          0.302

 Net realized and unrealized gains (losses) ...         0.004(a)         0.092         0.343         (0.241)        (0.045)
                                                  ------------------------------------------------------------------------
Total from investment operations ..............         0.197            0.399         0.754          0.223          0.257

Less distributions from net investment income .        (0.197)          (0.309)       (0.414)        (0.473)        (0.307)

Redemption fees ...............................            --(c)            --(c)         --             --             --
                                                  ------------------------------------------------------------------------
Net asset value, end of period ................   $     10.13      $     10.13    $    10.04    $      9.70   $       9.95
                                                  ========================================================================

Total return(b) ...............................          1.96%            4.03%         7.92%          2.21%          2.58%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $    44,267      $    37,810    $    7,602    $     5,874   $      6,439

Ratios to average net assets:

 Expenses .....................................          0.69%(d)         0.69%         0.80%          0.87%          1.00%(d)

 Net investment income ........................          3.83%(d)         2.96%         4.08%          4.58%          5.92%(d)

Portfolio turnover rate .......................         32.10%           50.52%        85.54%         76.17%         37.08%

(a) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.


44 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY      PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS 0.5%
       BROADCASTING 0.3%
    (b)Paxson Communications Corp., senior secured note,
        144A, FRN, 4.82%, 1/15/10 ..........................................    United States   $     4,000,000     $    3,980,000
                                                                                                                    --------------
       STEEL 0.2%
    (b)Ispat Inland ULC, senior secured note, FRN, 7.86%, 4/01/10 ..........    United States         2,000,000          2,140,000
                                                                                                                    --------------
       TOTAL BONDS (COST $6,024,893)........................................                                             6,120,000
                                                                                                                    --------------
(b),(c)SENIOR FLOATING RATE INTERESTS 86.7%
       ADVERTISING/MARKETING SERVICES 1.1%
    (d)Adams Outdoor Advertising Inc., Term Loan B, 5.15%, 10/15/12 ........    United States         3,900,000          3,950,856
       Lamar Media Corp., Term Loan D, 4.563 - 4.688%, 6/30/10 .............    United States         8,685,269          8,800,619
                                                                                                                    --------------
                                                                                                                        12,751,475
                                                                                                                    --------------
       AEROSPACE & DEFENSE 2.6%
       Anteon International Corp., Term Loan B, 4.814%, 12/31/10 ...........    United States         1,500,000          1,520,157
       ARINC Inc., Term Loan, 4.78%, 2/24/11 ...............................    United States           990,000          1,006,088
       CACI International Inc., Term Loan B, 4.96%, 4/23/11 ................    United States         3,465,000          3,519,141
       DRS Technologies Inc., Term Loan B, 4.64 - 5.17%, 11/04/10 ..........    United States         4,601,613          4,664,168
       Dyncorp International, Term Loan B, 6.063%, 2/08/11 .................    United States         3,500,000          3,530,625
       GenCorp Inc.,
         L/C Term Loan, 6.07%, 11/30/10 ....................................    United States           750,000            759,855
         Term Loan B, 5.89%, 11/30/10 ......................................    United States           247,500            251,831
       IAP Worldwide Services Inc., First Lien Term Loan, 5.938%, 3/30/11 ..    United States         1,000,000          1,002,500
       ILC Industries Inc.,
         First Lien Term Loan, 5.814%, 8/04/10 .............................    United States           921,791            933,258
         Second Lien Term Loan, 8.814%, 2/05/11 ............................    United States           500,000            504,805
       K&F Acquisition Inc., Term Loan B, 5.52 - 5.67%, 11/18/12 ...........    United States           950,000            967,120
       MRO Acquisition Corp. (Piedmont), First Lien Term Loan,
        5.65%, 8/27/10 .....................................................    United States         5,044,586          5,109,005
    (d)SI International Inc., Term Loan, 6.75%, 2/08/11 ....................    United States         1,000,000          1,018,125
       Titan Corp., Term Loan B, 5.54 - 7.00%, 2/23/09 .....................    United States           945,498            956,873
       Vought Aircraft Industries Inc., Term Loan B, 5.57%, 12/22/11 .......    United States         5,661,647          5,720,641
                                                                                                                    --------------
                                                                                                                        31,464,192
                                                                                                                    --------------
       ALUMINUM 1.0%
       Novelis Corp., U.S. Term Loan, 4.50%, 1/09/12 .......................    United States         7,176,768          7,266,047
       Novelis Inc., CAD Term Loan, 4.50%, 1/09/12 .........................       Canada             4,132,078          4,183,481
                                                                                                                    --------------
                                                                                                                        11,449,528
                                                                                                                    --------------
       AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 3.2%
       Accuride Corp., Term Loan B, 5.25 - 5.50%, 1/31/12 ..................    United States         2,829,432          2,831,789
       Cooper Standard Automotive Inc.,
         Term Loan B, 5.125%, 12/23/11 .....................................       Canada             3,276,387          3,291,403
         Term Loan C, 5.125%, 12/23/11 .....................................    United States         5,233,535          5,257,520
       Grand Vehicle Works, Term Loan B, 8.06 - 8.10%, 7/23/10 .............    United States         2,481,250          2,406,812
       Hayes Lemmerz, Term Loan, 5.85 - 6.66%, 6/03/09 .....................    United States         1,585,549          1,588,181


                                                          Semiannual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER (CONT.)
       Key Plastics LLC and Key Safety Inc.,
         First Lien Term Loan, 5.85 - 7.75%, 7/31/10 .......................    United States   $     2,606,795     $    2,623,087
         Term Loan C, 8.60 - 8.64%, 7/31/11 ................................    United States         1,000,000            987,550
       Mark IV (Dayco), Term Loan B, 5.77 - 6.37%, 6/18/11 .................    United States         3,970,000          4,044,438
       Progressive Moulded Products, Term Loan B, 4.844 - 5.23%, 8/13/11 ...      Canada              3,980,000          3,572,050
       Tenneco Automotive Inc.,
         L/C Term Loan, 5.11%, 12/12/10 ....................................    United States           879,310            897,629
         Term Loan B, 5.12%, 12/12/10 ......................................    United States         1,747,491          1,783,897
       TRW Automotive Inc.,
         Term Loan B, 4.375%, 10/31/10 .....................................    United States         2,743,125          2,752,383
         Term Loan E, 3.875%, 10/31/10 .....................................    United States         6,483,750          6,514,146
                                                                                                                    --------------
                                                                                                                        38,550,885
                                                                                                                    --------------
       AUTOMOTIVE AFTERMARKET 0.5%
       Affinia Group Inc., Term Loan B, 5.44%, 11/30/11 ....................    United States         3,990,000          4,042,867
       United Components Inc., Term Loan C, 5.29%, 6/30/10 .................    United States         1,353,334          1,379,047
                                                                                                                    --------------
                                                                                                                         5,421,914
                                                                                                                    --------------
       BEVERAGES: ALCOHOLIC 0.9%
       Constellation Brands Inc., Term Loan B, 4.563 - 5.188%, 12/22/11.....    United States         9,305,333          9,397,661
       Southern Wine & Spirits of America Inc., Term Loan B,
        5.35%, 7/02/08 .....................................................    United States           984,865            998,663
                                                                                                                    --------------
                                                                                                                        10,396,324
                                                                                                                    --------------
       BEVERAGES: NON-ALCOHOLIC 0.2%
       Dr. Pepper Bottling Co. of Texas, Term Loan,
        5.08 - 5.339%, 12/18/10 ............................................    United States           880,918            896,554
       Sunny Delight Beverages Co., First Lien Term Loan,
        6.79 - 9.00%, 8/23/10 ..............................................    United States           967,647            966,157
                                                                                                                    --------------
                                                                                                                         1,862,711
                                                                                                                    --------------
       BROADCASTING 3.6%
       Alliance Atlantis Communications Inc., Term Loan B,
        4.76 - 4.78%, 12/17/11 .............................................    United States         3,000,000          3,017,814
       Cumulus Media Inc.,
         Term Loan A1, 4.813%, 3/28/09 .....................................    United States         1,508,750          1,518,104
         Term Loan E, 4.813%, 3/28/10 ......................................    United States         5,720,693          5,813,654
         Term Loan F, 4.563%, 3/28/10 ......................................    United States           497,500            500,306
       Emmis Operating Co., Term Loan B, 4.66%, 11/10/11 ...................    United States         7,980,000          8,091,943
       Entravision Communications Corp.,
         Multi-Draw Term Loan, 4.84%, 2/24/12 ..............................    United States         2,000,000          2,036,666
         Term Loan B, 4.84%, 2/24/12 .......................................    United States         6,400,000          6,517,331
       Gray Television Inc., Term Loan C, 4.31 - 6.75%, 12/31/10 ...........    United States         4,987,500          5,040,168
       Mission Broadcasting Inc., Term Loan B, 4.87%, 10/01/12 .............    United States         3,113,465          3,135,518
       NEP Supershooters LP,
         First Lien Term Loan, 7.12 - 8.50%, 2/03/11 .......................    United States         1,243,750          1,266,293
         Term Loan B, 6.29%, 2/03/11 .......................................    United States         1,097,500          1,116,706


46 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       BROADCASTING (CONT.)
       Nexstar Broadcasting Group Inc., Term Loan B, 4.87%, 10/01/12 .......    United States   $     3,286,535     $    3,309,814
       Sinclair Broadcasting, Term Loan A, 6.25%, 6/30/09 ..................    United States         1,237,500          1,244,461
                                                                                                                    --------------
                                                                                                                        42,608,778
                                                                                                                    --------------
       BUILDING PRODUCTS 1.6%
       Atrium Cos. Inc., Term Loan, 5.60 - 5.65%, 12/15/11 .................    United States           997,500          1,001,448
       Building Materials Holding Corp., Term Loan B, 5.125%, 8/21/10 ......    United States           982,500            991,156
       Headwaters Inc., Term Loan B, 5.40 - 7.00%, 4/30/11 .................    United States         3,112,541          3,158,581
       NCI Building Systems Inc., Term Loan B, 4.75%, 6/07/10 ..............    United States         4,365,000          4,423,657
       Nortek Inc., Term Loan, 5.34 - 7.00%, 8/25/11 .......................    United States         7,960,000          8,074,425
       Ply Gem Industries Inc., Incremental Term Loan, 5.60%, 2/12/11 ......    United States           998,756          1,001,113
                                                                                                                    --------------
                                                                                                                        18,650,380
                                                                                                                    --------------
       CABLE/SATELLITE TELEVISION 6.7%
       Atlantic Broadband Finance LLC, Term Loan B, 5.70%, 8/06/11 .........    United States         1,250,000          1,278,125
       Bresnan Broadband Holdings LLC,
         Term Loan A, 6.64 - 6.94%, 3/31/10 ................................    United States         1,250,000          1,261,025
         Term Loan B, 6.45 - 6.65%, 9/30/10 ................................    United States         1,000,000          1,015,781
(e),(f)Century Cable (Adelphia), Term Loan (New), 7.75%, 12/31/09 ..........    United States         1,000,000            996,250
       Charter Communications Operating LLC, Term Loan B,
        6.37 - 6.44%, 4/27/11 ..............................................    United States         6,947,500          6,880,200
    (d)DirecTV Holdings LLC/Financing Co., Term Loan B, 4.454%,
        4/12/13 ............................................................    United States        12,800,000         12,852,800
       Grapeclose Ltd. (Inmarsat),
         Term Loan B, 6.031%, 10/10/10 .....................................    United Kingdom        4,333,709          4,371,412
         Term Loan C, 6.531%, 10/10/11 .....................................    United Kingdom        4,338,018          4,376,236
       Insight Midwest Holdings LLC,
         Additional Term Loan, 5.75%, 12/31/09 .............................    United States           987,500          1,003,444
         Term Loan A, 4.25%, 6/30/09 .......................................    United States         5,235,523          5,246,361
         Term Loan B, 5.75%, 12/31/09 ......................................    United States           987,500          1,003,444
    (d)Intelsat (Bermuda) Ltd., Senior Term Loan Facility, 4.843%, 7/31/12 .      Bermuda             4,493,750          4,510,602
       Mediacom Broadband Inc.,
         Term Loan A, 4.33 - 4.89%, 3/31/10 ................................    United States         4,775,000          4,791,039
    (d)Term Loan B, 5.25 - 5.59%, 9/12/10 ..................................    United States         3,000,000          3,000,000
       Mediacom LLC Group, Term Loan B, 4.96 - 5.47%, 4/01/13 ..............    United States           997,500          1,010,592
       New Skies Satellites B.V., Term Loan, 5.50 - 5.688%, 5/02/11 ........     Netherlands          7,463,543          7,505,526
       NTL Investment Holdings, Term Loan B, 6.41%, 4/13/12 ................    United Kingdom        8,000,000          8,080,000
       Panamsat Corp., Term Loan B, 5.31%, 8/01/11 .........................    United States         5,458,584          5,539,939
       Persona Communications Inc., Term Loan, 6.093%, 7/30/11 .............       Canada             3,980,000          4,030,996
(e),(f)UCA-HHC (Adelphia), Term Loan, 7.00%, 3/31/08 .......................    United States           997,500            985,156
                                                                                                                    --------------
                                                                                                                        79,738,928
                                                                                                                    --------------
       CASINOS/GAMING 1.3%
       Boyd Gaming Corp., Term Loan B, 4.53 - 5.13%, 6/30/11 ...............    United States         2,481,250          2,514,593
       Global Cash Access LLC, Term Loan B, 5.314%, 3/10/10 ................    United States         1,628,846          1,636,094
       Greektown Casinos LLC, Term Loan D, 6.25 - 6.593%, 12/31/05 .........    United States         1,786,409          1,796,458


                                                          Semiannual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       CASINOS/GAMING (CONT.)
       Isle of Capri, Term Loan B, 4.57 - 4.843%, 1/24/10 ..................    United States   $       798,000     $      807,065
       Isle of Capri Black Hawk LLC, Term Loan C, 5.75 - 6.13%, 12/31/07 ...    United States         3,184,202          3,241,915
       Marina District Finance Co. Inc. (Borgata), Term Loan B, 4.843 -
        5.13%, 10/14/11 ....................................................    United States         5,569,375          5,641,315
                                                                                                                    --------------
                                                                                                                        15,637,440
                                                                                                                    --------------
       CATALOG/SPECIALTY DISTRIBUTION 0.1%
       Affinity Group Inc.,
         Term Loan B1, 5.97 - 6.12%, 6/24/09 ...............................    United States           228,980            231,937
         Term Loan B2, 6.12%, 6/24/09 ......................................    United States           572,449            579,843
       Oriental Trading Co. Inc., Term Loan B, 5.625%, 8/04/10 .............    United States           925,512            937,660
                                                                                                                    --------------
                                                                                                                         1,749,440
                                                                                                                    --------------
       CHEMICALS: MAJOR DIVERSIFIED 1.7%
       BCP Crystal US Holdings Corp., Term Loan B, 5.625%, 4/06/11 .........    United States         8,030,419          8,182,242
       Huntsman International LLC, Term Loan B, 5.50%, 12/31/10 ............    United States         3,609,073          3,673,134
       Huntsman LLC, Term Loan B, 6.05%, 3/31/10 ...........................    United States         1,200,000          1,219,800
       Invista Canada Co., Term Loan B2, 5.875%, 4/29/11 ...................       Canada             2,335,528          2,361,196
       Invista SARL, Term Loan B1, 5.875%, 4/29/11 .........................     Luxembourg           5,383,059          5,489,040
                                                                                                                    --------------
                                                                                                                        20,925,412
                                                                                                                    --------------
       CHEMICALS: SPECIALTY 1.1%
       Brenntag, Term Loan B2, 5.88%, 2/27/12 ..............................    United States         1,500,000          1,521,813
       Ineos Group Ltd., Term Loan C, 6.565%, 6/30/09 ......................    United States           871,752            876,493
       Nalco Co., Term Loan B, 4.92 - 5.05%, 11/04/10 ......................    United States         3,329,426          3,383,010
       Niagara Acquisition Inc. (PQ Corp.), Term Loan B, 5.125%, 2/11/12 ...    United States         1,000,000          1,012,500
       Rockwood Specialties Group Inc., Term Loan D, 5.43%, 7/30/12 ........    United States         5,750,000          5,823,675
       Westlake Chemical Corp., Term Loan B, 5.314 - 7.00%, 7/31/10 ........    United States            82,500             83,058
                                                                                                                    --------------
                                                                                                                        12,700,549
                                                                                                                    --------------
       COAL 0.4%
       Foundation Coal, Term Loan B, 4.78 - 5.38%, 7/30/11 .................    United States         3,194,681          3,245,262
       International Coal Group LLC, Term Loan B, 5.88%, 11/09/10 ..........    United States           995,000          1,008,084
                                                                                                                    --------------
                                                                                                                         4,253,346
                                                                                                                    --------------
       COMMERCIAL PRINTING/FORMS 0.1%
       American Reprographics, Term Loan B, 6.04%, 6/17/09 .................    United States           855,500            861,625
                                                                                                                    --------------
       CONSTRUCTION MATERIALS 0.5%
       St. Marys Cement Inc., Term Loan B, 5.093%, 12/04/09 ................       Canada             5,451,099          5,485,278
                                                                                                                    --------------
       CONSUMER SUNDRIES 0.2%
       Scotts Co.,
         Term Loan A, 3.625 - 4.375%, 9/30/10 ..............................    United States         2,481,250          2,489,520
         Term Loan B, 4.563%, 9/30/10 ......................................    United States           446,625            452,567
                                                                                                                    --------------
                                                                                                                         2,942,087
                                                                                                                    --------------


48 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       CONTAINERS/PACKAGING 1.5%
       ACI Operations Property Ltd., Term Loan A, 5.53%, 4/01/07 ...........      Australia     $     1,216,832     $    1,237,670
    (d)Atlantis Plastics Inc., Term Loan B, 5.62%, 3/12/12 .................    United States         1,500,000          1,519,680
       Berry Plastics Corp., Term Loan C, 4.77%, 7/22/10 ...................    United States           863,076            875,099
       Graham Packaging Co.,
         First Lien Term Loan, 5.50 - 5.688%, 10/07/11 .....................    United States         6,982,500          7,075,926
         Second Lien Term Loan, 7.313%, 4/07/12 ............................    United States           500,000            513,062
       Graphic Packaging International Corp., Term Loan C,
        5.06 - 5.91%, 8/08/10 ..............................................    United States         3,653,128          3,709,752
       Kerr Group Inc., Term Loan B, 6.60%, 8/13/10 ........................    United States         3,005,175          3,043,220
       Owens-Brockway Glass Container Inc., Term Loan B, 5.73%, 4/01/08 ....    United States           262,810            268,131
                                                                                                                    --------------
                                                                                                                        18,242,540
                                                                                                                    --------------
       DATA PROCESSING SERVICES 0.4%
       InfoUSA Inc.,
         Term Loan A, 5.50%, 3/25/09 .......................................    United States         1,666,667          1,683,866
         Term Loan B, 5.31%, 3/30/09 .......................................    United States         2,602,500          2,629,358
                                                                                                                    --------------
                                                                                                                         4,313,224
                                                                                                                    --------------
       DRUG STORE CHAINS 1.0%
       The Jean Coutu Group (PJC) Inc., Term Loan B,
        5.375 - 5.50%, 7/30/11 .............................................       Canada             7,960,000          8,091,213
       Rite Aid Corp., Term Loan, 4.66 - 4.81%, 9/22/09 ....................    United States         3,980,000          4,007,362
                                                                                                                    --------------
                                                                                                                        12,098,575
                                                                                                                    --------------
       ELECTRIC UTILITIES 3.5%
       AES Corp., Term Loan B, 5.25 - 5.57%, 4/30/08 .......................    United States           571,431            579,871
       Cogentrix Delaware Holdings Inc., Term Loan B,
        4.71%, 4/14/12 .....................................................    United States         4,000,000          4,014,000
       Coleto Creek WLE LP,
         Term Loan B, 5.314%, 6/30/11 ......................................    United States         1,648,741          1,677,594
         Term Loan C, 6.564%, 6/30/12 ......................................    United States         1,000,000          1,019,375
       Dynegy Holdings Inc., Term Loan B, 6.87%, 5/27/10 ...................    United States         2,481,250          2,500,636
       Midwest Generation LLC, Term Loan, 4.006 - 5.41%, 4/27/11 ...........    United States         1,610,658          1,636,831
       NRG Energy Inc.,
         Credit Linked Deposit, 4.868%, 12/24/11 ...........................    United States         3,784,375          3,832,153
         Term Loan B, 4.968 - 5.255%, 12/24/11 .............................    United States         4,853,461          4,914,736
       Pike Electric Inc.,
         Term Loan B, 5.188%, 7/02/12 ......................................    United States         1,300,000          1,315,522
         Term Loan C, 5.188%, 12/10/12 .....................................    United States           493,333            501,947
       Quanta Services Inc., Term Loan B, 3.05 - 6.04%, 6/19/08 ............    United States         1,980,000          1,995,048
       Reliant Energy Inc., Term Loan B, 5.395 - 6.089%, 4/30/10 ...........    United States         4,987,500          4,993,734
       Texas Genco LLC,
         Delay Draw, 6.75%, 12/14/11 .......................................    United States         3,288,462          3,317,920
         First Lien Term Loan, 4.97 - 5.091%, 12/14/11 .....................    United States         7,941,635          8,012,776
       TNP Enterprises Inc., Term Loan, 8.075%, 12/31/06 ...................    United States           982,500            987,412
                                                                                                                    --------------
                                                                                                                        41,299,555
                                                                                                                    --------------


                                                          Semiannual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       ELECTRICAL PRODUCTS 0.2%
       Enersys Capital Inc., Term Loan D, 4.54 - 5.30%, 3/17/11 ............    United States   $     1,985,000     $    1,997,724
                                                                                                                    --------------
       ELECTRONICS/APPLIANCES 0.5%
       Directed Electronics Inc., Term Loan, 6.32 - 6.37%, 6/17/10 .........    United States         1,943,718          1,964,069
       Juno Lighting Inc., First Lien Term Loan, 5.37 - 7.25%, 10/21/10 ....    United States         3,458,788          3,506,519
       Oreck Corp., Term Loan B, 5.85%, 1/27/12 ............................    United States           798,000            807,975
                                                                                                                    --------------
                                                                                                                         6,278,563
                                                                                                                    --------------
       ENGINEERING & CONSTRUCTION 0.3%
       URS Corp., Term Loan B, 4.814 - 4.94%, 8/22/08 ......................    United States           700,565            704,362
       Washington Group International Inc., Synthetic Term Loan,
        2.964%, 10/01/07 ...................................................    United States         3,000,000          3,003,660
                                                                                                                    --------------
                                                                                                                         3,708,022
                                                                                                                    --------------
       ENVIRONMENTAL SERVICES 1.5%
       Allied Waste North America Inc.,
        (d)Credit Link, 2.00%, 1/15/12 .....................................    United States         2,459,459          2,467,984
        (d)Term Loan B, 5.00 - 5.37%, 1/15/12 ..............................    United States         6,640,541          6,660,881
       Duratek Inc., Term Loan B, 6.00 - 6.55%, 12/16/09 ...................    United States         1,105,896          1,108,661
       Envirocare of Utah LLC., Term Loan B, 6.11%, 1/31/10 ................    United States         3,000,000          3,002,940
       Envirosolutions Inc.,
        (g)Delay Draw, 7.62%, 3/01/09 ......................................    United States           695,427            693,675
         Term Loan B, 7.62%, 3/01/09 .......................................    United States         2,135,454          2,132,785
       IESI Corp., Term Loan B, 4.848 - 5.15%, 1/21/12 .....................    United States           900,000            907,884
       Synagro Technologies Inc.,
        (d)Delay Draw, 7.00%, 3/25/12 ......................................    United States           214,286            217,031
        (d)Term Loan B, 7.00%, 3/25/12 .....................................    United States         1,285,714          1,302,188
                                                                                                                    --------------
                                                                                                                        18,494,029
                                                                                                                    --------------
       FINANCE/RENTAL/LEASING 0.1%
       United Rentals (North America) Inc.,
         L/C Term Loan, 2.64%, 2/14/11 .....................................    United States           166,667            169,115
         Term Loan B, 5.31%, 2/14/11 .......................................    United States           825,000            837,375
                                                                                                                    --------------
                                                                                                                         1,006,490
                                                                                                                    --------------
       FINANCIAL CONGLOMERATES 1.2%
       Fidelity National Information Services Inc., Term Loan B,
        4.66%, 3/08/13 .....................................................    United States        14,337,500         14,301,656
                                                                                                                    --------------
       FOOD DISTRIBUTORS 0.5%
       OSI Group LLC,
         Dutch Term Loan, 5.343%, 9/02/11 ..................................     Netherlands          1,520,139          1,541,041
         German Term Loan, 5.343%, 9/02/11 .................................       Germany            1,216,111          1,232,833
         U.S. Term Loan, 5.343%, 9/02/11 ...................................    United States         2,736,250          2,773,873
                                                                                                                    --------------
                                                                                                                         5,547,747
                                                                                                                    --------------
       FOOD: MAJOR DIVERSIFIED 1.0%
       Del Monte Corp., Term Loan B, 4.69%, 2/08/12 ........................    United States         2,000,000          2,030,250
       Luiginos Inc., Term Loan, 5.938 - 6.125%, 4/02/11 ...................    United States         1,552,500          1,566,007


50 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       FOOD: MAJOR DIVERSIFIED 1.0%
       Pinnacle Foods Holding Corp., Term Loan B, 6.04 - 6.37%, 11/25/10 ...    United States   $     4,928,779     $    4,972,299
    (d)Solvest Ltd. (Dole), Term Loan B, 4.50 - 6.25%, 4/18/12 .............      Bermuda             3,400,000          3,429,750
                                                                                                                    --------------
                                                                                                                        11,998,306
                                                                                                                    --------------
       FOOD: MEAT/FISH/DAIRY 0.3%
       Michael Foods Inc., Term Loan B, 4.841 - 5.098%, 11/21/10 ...........    United States           912,752            926,443
       Pierre Foods Inc., Term Loan B, 5.44 - 5.69%, 6/30/10 ...............    United States         3,003,000          3,038,036
                                                                                                                    --------------
                                                                                                                         3,964,479
                                                                                                                    --------------
       FOOD: SPECIALTY/CANDY 0.9%
       Leiner Health Products Inc., Term Loan B, 6.10 - 6.38%, 6/09/11 .....    United States         3,970,000          4,009,978
       Meow Mix Co., First Lien Term Loan, 6.77 - 7.12%, 8/21/09 ...........    United States           738,379            740,687
       Otis Spunkmeyer Inc., Term Loan B, 6.875 - 7.188%, 6/24/11 ..........    United States         2,425,612          2,452,900
    (d)Reddy Ice Group Inc., Term Loan, 6.50%, 4/12/12 .....................    United States         3,000,000          3,028,125
                                                                                                                    --------------
                                                                                                                        10,231,690
                                                                                                                    --------------
       FOREST PRODUCTS 0.3%
    (d)Escanaba Timber LLC, Timber Term Facility, 7.50%, 4/25/08 ...........    United States         1,900,000          1,914,250
       Roseburg Forest Products (RLC Industries), Term Loan B,
        4.593%, 2/24/10 ....................................................    United States         1,953,214          1,962,980
                                                                                                                    --------------
                                                                                                                         3,877,230
                                                                                                                    --------------
       HOME FURNISHINGS 1.7%
       Knoll Inc., Term Loan, 5.89 - 6.09%, 10/01/11 .......................    United States         2,640,000          2,671,680
       National Bedding Co., Term Loan B, 4.88 - 5.38%, 12/20/10 ...........    United States         5,985,000          6,067,294
       Sealy Mattress Co.,
        (g)Revolver, 7.00%, 4/06/10 ........................................    United States            37,500             36,750
        (d)Term Loan D, 4.73 - 6.50%, 8/06/12 ..............................    United States         7,136,495          7,178,123
       Simmons Holdings Inc., Term Loan C, 5.625 - 7.25%, 12/19/11 .........    United States         3,922,037          3,985,770
       Tempur World Inc., Term Loan B, 4.81%, 8/15/09 ......................    United States           982,500            990,684
                                                                                                                    --------------
                                                                                                                        20,930,301
                                                                                                                    --------------
       HOME IMPROVEMENT CHAINS 0.3%
       Harbor Freight Tools USA Inc., Term Loan B, 5.47%, 7/31/10 ..........    United States         3,731,250          3,759,701
                                                                                                                    --------------
       HOMEBUILDING 1.2%
       Builders FirstSource Inc., Term Loan B, 5.41%, 8/11/11 ..............    United States         1,250,000          1,267,188
       CONTECH Construction Products Inc., Term Loan B,
        5.54 - 7.50%, 10/31/11 .............................................    United States           997,500          1,014,956
    (d)Goodman Global Holdings Inc., Term Loan B, 5.50%, 4/30/10 ...........    United States         1,000,000          1,016,875
       LandSource Communities Development LLC, Term Loan B,
        5.50%, 3/31/10 .....................................................    United States         3,000,000          3,043,050
    (d)Stile Acquisition (Masonite) Corp., CAD Term Loan, 5.14 - 5.21%,
        4/05/13 ............................................................       Canada             4,246,383          4,253,020
    (d)Stile U.S. Acquisition Corp. Term Loan,
        5.14 - 5.21%, 4/05/13 ..............................................    United States         4,253,617          4,260,265
                                                                                                                    --------------
                                                                                                                        14,855,354
                                                                                                                    --------------


                                                          Semiannual Report | 51

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       HOSPITAL/NURSING MANAGEMENT 3.1%
       Ardent Health Services LLC, Term Loan B, 5.25%, 8/12/11 .............    United States   $     2,985,000     $    2,990,597
       Beverly Enterprises Inc., Term Loan B, 5.42 - 5.88%, 10/22/08 .......    United States           985,000            990,161
       Community Health Systems Inc., Term Loan B, 4.64%, 8/19/11 ..........    United States         2,985,000          3,022,002
       Iasis Healthcare LLC, Term Loan B, 5.34 - 5.37%, 6/22/11 ............    United States         3,473,750          3,533,092
    (d)Lakers Holdings Corp. (LifePoint Hospitals Inc.), Term Loan B,
        6.375%, 4/15/12 ....................................................    United States        10,300,000         10,332,188
       MedCath Corp., Term Loan B, 5.55%, 6/30/11 ..........................    United States         3,176,000          3,221,655
       Select Medical Corp., Term Loan B, 4.63%, 2/24/12 ...................    United States         3,000,000          2,995,875
    (d)Triad Hospitals Inc., Term Loan B, 5.32%, 9/30/08 ...................    United States         2,548,546          2,592,748
       Vanguard Health Holding Co. II LLC,
         Initial Sub Tranche 2, 6.29 - 6.44%, 9/23/11 ......................    United States         1,995,000          2,026,760
         Term Loan B, 6.34%, 9/23/11 .......................................    United States         4,726,250          4,819,301
                                                                                                                    --------------
                                                                                                                        36,524,379
                                                                                                                    --------------
       HOTEL/RESORTS/CRUISELINES 0.8%
    (d)Resorts International Holdings LLC, Term Loan B, 7.50%, 4/01/12 .....    United States         1,476,378          1,490,526
       Venetian Casino Resorts, Term Loan B, 4.81%, 8/17/11 ................    United States         7,047,009          7,097,219
       Wyndham International Inc., Term Loan B, 7.688%, 6/30/06 ............    United States           689,186            691,052
                                                                                                                    --------------
                                                                                                                         9,278,797
                                                                                                                    --------------
       HOUSEHOLD/PERSONAL CARE 1.5%
       Fender Musical Instruments, Term Loan B, 7.00%, 3/15/12 .............    United States         2,400,000          2,424,000
       Holmes Group Inc., Term Loan, 6.098 - 6.204%, 11/06/10 ..............    United States           992,500          1,001,184
       Jarden Corp., Term Loan B, 5.093%, 1/24/12 ..........................    United States         4,051,324          4,076,223
       Prestige Brands Inc., Term Loan B, 5.38 - 7.00%, 4/06/11 ............    United States         4,606,022          4,673,191
       Rayovac Corp., Term Loan B, 4.77 - 5.13%, 2/07/12 ...................    United States         4,700,000          4,786,659
       Springs Industries Inc., Term Loan B, 5.875%, 12/07/10 ..............    United States           997,500          1,017,450
                                                                                                                    --------------
                                                                                                                        17,978,707
                                                                                                                    --------------
       INDUSTRIAL CONGLOMERATES 0.7%
       Invensys (BTR Dunlop),
         Bonding Facility, 5.951%, 3/05/09 .................................    United States         1,945,920          1,965,379
         Term Loan B, 6.881%, 9/05/09 ......................................    United States         1,225,833          1,244,987
       SPX Corp., Term Loan B, 5.375%, 9/30/09 .............................    United States         3,453,749          3,474,903
       TriMas Corp., Term Loan B, 6.64 - 6.90%, 12/06/09 ...................    United States         2,204,226          2,239,126
                                                                                                                    --------------
                                                                                                                         8,924,395
                                                                                                                    --------------
       INDUSTRIAL MACHINERY 1.7%
       Bucyrus International Inc., Term Loan, 4.81 - 5.26%, 7/28/10 ........    United States         2,407,500          2,446,622
       Colfax Corp., Term Loan B, 5.375%, 11/30/11 .........................    United States         1,496,250          1,513,707
       Dresser Inc.,
         Term Loan C, 5.60%, 4/10/09 .......................................    United States         1,621,951          1,655,404
         Unsecured Term Loan, 5.84%, 3/01/10 ...............................    United States         1,250,000          1,275,781
       Dresser-Rand Group Inc., Term Loan B, 5.125 - 5.438%, 10/29/11 ......    United States         1,777,831          1,806,166
    (d)Flowserve Corp., Term Loan C, 5.688 - 5.875%, 6/30/09 ...............    United States         1,103,034          1,125,094
       Itron Inc., Term Loan C, 4.75%, 7/01/11 .............................    United States         1,010,371          1,017,108
       Mueller Group, Term Loan, 5.64 - 5.94%, 4/14/11 .....................    United States         3,774,488          3,819,310


52 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       INDUSTRIAL MACHINERY (CONT.)
       Rexnord Corp., Term Loan, 5.92 - 6.39%, 11/25/09 ....................    United States   $       763,889     $      765,310
       Sensus Metering Systems Inc., Term Loan, 5.348 - 5.58%, 12/17/10 ....    United States         5,185,000          5,240,583
                                                                                                                    --------------
                                                                                                                        20,665,085
                                                                                                                    --------------
       INDUSTRIAL SPECIALTIES 0.2%
       Polypore Inc., Term Loan B, 4.92%, 11/11/11 .........................    United States         2,402,500          2,432,531
                                                                                                                    --------------
       INFORMATION TECHNOLOGY SERVICES 1.3%
       Relizon Co.,
         Incremental Term Loan, 5.85%, 2/20/11 .............................       Canada                88,730             89,185
         Term Loan B, 5.54 - 5.85%, 2/20/11 ................................    United States           812,833            817,003
       Telcordia Technologies Inc., Term Loan B, 5.829%, 9/14/12 ...........    United States         3,000,000          2,986,875
       Transfirst Holdings, Term Loan B, 7.125%, 3/31/10 ...................    United States         2,481,250          2,509,486
       Xerox Corp., Term Loan, 4.82%, 9/30/08 ..............................    United States         9,000,000          9,120,537
                                                                                                                    --------------
                                                                                                                        15,523,086
                                                                                                                    --------------
       INSURANCE BROKERS/SERVICES 0.2%
       Alliant Resources Group Inc., Term Loan B, 6.593 - 8.00%, 8/31/11 ...    United States         2,977,500          3,029,606
                                                                                                                    --------------
       INVESTMENT BANKS/BROKERS 0.2%
       Refco Group Ltd. LLC, Term Loan B, 5.02%, 8/05/11 ...................    United States         2,826,250          2,854,513
                                                                                                                    --------------
       LIFE/HEALTH INSURANCE 0.5%
       Conseco Inc., Term Loan, 6.564%, 6/22/10 ............................    United States         5,753,404          5,866,073
                                                                                                                    --------------
       MAJOR PHARMACEUTICALS 0.4%
       Warner Chilcott Holdings Co.,
         Term Loan B, 5.72%, 1/18/12 .......................................     Puerto Rico          3,330,053          3,363,354
         Term Loan C, 5.72%, 1/18/12 .......................................    United States         1,341,849          1,355,267
         Term Loan D, 5.72%, 1/18/12 .......................................       Bermuda              619,896            626,095
                                                                                                                    --------------
                                                                                                                         5,344,716
                                                                                                                    --------------
       MAJOR TELECOMMUNICATIONS 0.6%
       Alaska Communications Systems Holdings Inc., Term Loan,
        5.093%, 2/01/12 ....................................................    United States         4,750,000          4,797,500
    (d)Consolidated Communications Inc., Term Loan D,
        5.32 - 5.564%, 10/14/11 ............................................    United States         1,214,286          1,229,464
       Qwest Corp., Term Loan A, 7.39%, 6/30/07 ............................    United States         1,000,000          1,030,313
                                                                                                                    --------------
                                                                                                                         7,057,277
                                                                                                                    --------------
       MANAGED HEALTH CARE 1.0%
       Multiplan Inc., Term Loan, 5.85%, 3/04/09 ...........................    United States         2,618,056          2,644,184
       PacifiCare Health Systems Inc., Term Loan B,
        4.25 - 4.938%, 12/13/10 ............................................    United States         9,476,250          9,559,167
                                                                                                                    --------------
                                                                                                                        12,203,351
                                                                                                                    --------------


                                                          Semiannual Report | 53

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       MARINE SHIPPING 0.2%
       Horizon Lines LLC, Term Loan C, 5.62%, 7/07/11 ......................    United States   $     1,985,000     $    1,996,579
       US Shipping Partners LP, Term Loan, 5.093%, 4/25/09 .................    United States           763,462            773,959
                                                                                                                    --------------
                                                                                                                         2,770,538
                                                                                                                    --------------
       MEDIA CONGLOMERATES 0.3%
       Canwest Media Inc., Term Loan E, 5.044%, 5/15/09 ....................       Canada               999,071          1,011,709
       Liberty Group Operating Inc., Term Loan B, 5.125%, 2/28/12 ..........    United States         3,000,000          3,045,624
                                                                                                                    --------------
                                                                                                                         4,057,333
                                                                                                                    --------------
       MEDICAL DISTRIBUTORS 0.3%
       VWR International Inc., Term Loan B, 5.65%, 4/07/11 .................    United States         3,203,667          3,257,729
                                                                                                                    --------------
       MEDICAL SPECIALTIES 0.8%
       Advanced Medical Optics, Term Loan B, 4.84 - 4.97%, 6/25/09 .........    United States         1,160,986          1,176,090
       Cooper Companies Inc., Term Loan B, 4.563%, 1/06/12 .................    United States         1,200,000          1,215,750
    (d)Fisher Scientific International Inc., Term Loan B, 6.25%, 8/02/11 ...    United States         1,900,000          1,919,000
       Healthtronics Inc., Term Loan B, 4.813%, 3/23/11 ....................    United States         3,900,000          3,895,125
       Kinetic Concepts Inc., Term Loan B2, 4.85%, 8/11/10 .................    United States           851,875            865,452
                                                                                                                    --------------
                                                                                                                         9,071,417
                                                                                                                    --------------
       MEDICAL/NURSING SERVICES 1.4%
       Alliance Imaging Inc., Term Loan C1, 5.125 - 5.50%, 12/29/11 ........    United States         1,727,003          1,750,749
       AMR Holdco/EmCare Holdco, Term Loan B, 5.27 - 5.50%, 2/02/12 ........    United States         3,750,000          3,801,562
       Insight Health Services, Term Loan B, 6.843%, 10/17/08 ..............    United States         3,857,851          3,879,551
       Sheridan Healthcare, Term Loan B, 6.26 - 6.39%, 11/09/10 ............    United States         1,234,375          1,255,977
       Team Health Inc., Term Loan C, 5.85 - 5.87%, 3/23/11 ................    United States         2,078,811          2,089,122
       US Oncology Inc., Term Loan B, 5.51 - 6.125%, 8/20/11 ...............    United States         3,830,877          3,902,707
                                                                                                                    --------------
                                                                                                                        16,679,668
                                                                                                                    --------------
       MISCELLANEOUS COMMERCIAL SERVICES 2.3%
       Buhrmann US Inc., Term Loan C1, 5.088 - 5.223%, 12/23/10 ............    United States         6,932,613          7,047,694
       CCC Information Services Group Inc., Term Loan B, 5.814%, 8/15/10        United States         3,056,075          3,098,188
       Corrections Corp. (Prison Realty), Term Loan E,
        4.89 - 4.92%, 3/31/08 ..............................................    United States           509,091            511,636
       DS Waters Enterprises LP, Term Loan, 7.266 - 7.59%, 11/07/09 ........    United States         3,936,880          3,767,476
       Global Imaging Systems Inc., Term Loan B, 4.42 - 4.60%, 5/10/10 .....    United States         2,257,950          2,268,535
       JohnsonDiversey Inc.,
         Term Loan B, 4.50 - 4.61%, 5/03/08 ................................    United States         1,874,370          1,899,850
         Tranche B EURO, 4.641%, 11/03/09 ..................................    United States         2,125,631          2,141,573
       Language Lines Inc., Term Loan B, 7.35 - 7.42%, 6/11/11 .............    United States         1,613,371          1,633,571
       US Investigations Services Inc., Term Loan C, 6.55%, 12/31/08 .......    United States         1,276,048          1,279,531
       Worldspan LP, Term Loan B, 5.625 - 5.875%, 2/11/10 ..................    United States         3,991,111          3,906,300
                                                                                                                    --------------
                                                                                                                        27,554,354
                                                                                                                    --------------
       MISCELLANEOUS MANUFACTURING 0.1%
       Day International Group Inc., Term Loan D, 6.57 - 6.60%, 9/16/09 ....    United States           800,515            801,267
                                                                                                                    --------------


54 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       MOVIES/ENTERTAINMENT 5.9%
       24 Hour Fitness Inc., Term Loan, 6.25%, 7/01/09 .....................    United States   $     1,685,359     $    1,697,831
       Brooklyn Basketball LLC (New Jersey), Term Loan B,
        6.563%, 8/16/08 ....................................................    United States         3,000,000          3,029,460
       Carmike Cinemas Inc., Term Loan, 8.00%, 2/02/09 .....................    United States         1,777,500          1,815,272
       CH Operating LLC, Term Loan B, 7.625%, 6/21/07 ......................    United States           387,931            388,901
       Cinemark USA Inc., Term Loan, 4.35%, 3/31/11 ........................    United States         1,984,975          2,016,655
       Cinram International, Term Loan D, 5.91%, 9/30/09 ...................       Canada             3,831,767          3,894,991
       Houston Ltd. Partners NFL Holdings LP, Term Loan B,
        3.813 - 4.438%, 7/15/11 ............................................    United States         4,125,000          4,133,332
       Loews Cineplex Entertainment Corp., Term Loan B,
        5.00 - 5.373%, 7/30/11 .............................................    United States         3,446,806          3,504,433
    (d)Metro-Goldwyn-Mayer Inc., Term Loan B, 5.38%, 4/06/12 ...............    United States        11,100,000         11,126,018
       Mets II LLC, Term Loan, 6.27%, 8/23/05 ..............................    United States         1,000,000          1,002,030
       Minnesota Hockey Ventures Group LP (Holding Co.), Term Loan,
        7.62%, 12/29/08 ....................................................    United States         1,250,000          1,243,750
       Minnesota Wild Hockey Club LP (Option Co.), Term Loan,
        6.15%, 12/29/08 ....................................................    United States         1,000,000          1,002,500
       New Jersey Devils (NJSEA), Term Loan, 5.141%, 9/30/06 ...............    United States         1,214,215          1,216,267
       New Jersey Devils LLC, Term Loan, 6.843%, 9/30/06 ...................    United States         2,000,000          2,006,740
       Rainbow National Services LLC, Term Loan B, 5.69%, 3/31/12 ..........    United States         6,600,000          6,699,686
       Regal Cinemas Inc., Term Loan B, 4.843%, 11/10/10 ...................    United States        11,170,582         11,348,116
       Shinn Acquisition LLC (Hornets), Term Loan, 8.375%, 6/30/07 .........    United States         1,750,000          1,752,678
       Warner Music, Term Loan B, 5.13 - 5.65%, 2/28/11 ....................    United States        12,149,295         12,263,195
                                                                                                                    --------------
                                                                                                                        70,141,855
                                                                                                                    --------------
       OIL & GAS PIPELINES 0.3%
       El Paso Corp.,
         L/C Term Loan, 2.505%, 11/23/09 ...................................    United States         1,500,000          1,510,209
         Term Loan B, 5.875%, 11/23/09 .....................................    United States         2,480,000          2,500,839
                                                                                                                    --------------
                                                                                                                         4,011,048
                                                                                                                    --------------
       OIL & GAS PRODUCTION 0.1%
       Williams Production RMT Co., Term Loan C, 5.46%, 5/30/08 ............    United States           982,562            992,899
                                                                                                                    --------------
       OIL REFINING/MARKETING 1.0%
       Getty Petroleum Marketing, Term Loan B, 6.35%, 5/19/10 ..............    United States           947,095            964,625
       Lyondell-Citgo Refining LP, Term Loan, 4.591%, 5/21/07 ..............    United States         4,962,500          4,991,034
       Magellan Midstream Holdings LP, Term Loan B, 5.09%, 12/10/11 ........    United States         1,499,323          1,525,562
       Tesoro Petroleum Corp., L/C Term Loan, 2.954%, 6/30/07 ..............    United States         2,500,000          2,509,425
       Universal Compression Inc., Term Loan B, 4.85%, 1/14/12 .............    United States         2,100,000          2,131,500
                                                                                                                    --------------
                                                                                                                        12,122,146
                                                                                                                    --------------


                                                          Semiannual Report | 55

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       OTHER CONSUMER SERVICES 0.7%
       Alderwoods Group Inc., Term Loan B1, 4.54 - 5.296%, 8/19/10 .........    United States   $     1,145,147     $    1,155,018
       Knowledge Learning Corp., Term Loan B, 5.57%, 1/07/05 ...............    United States         1,918,518          1,938,003
    (d)Protection One Inc., Term Loan B, 6.00 - 8.00%, 4/15/11 .............    United States           900,000            910,125
       Travelcenters of America Inc., Term Loan C, 4.38 - 4.90%, 12/01/11 ..    United States         3,000,000          3,016,680
       Veterinary Centers of America Inc., Term Loan F, 4.875%, 9/30/08 ....    United States           734,190            738,940
       Weight Watchers, Additional Term Loan B, 4.65%, 3/31/10 .............    United States           995,000          1,005,358
                                                                                                                    --------------
                                                                                                                         8,764,124
                                                                                                                    --------------
       OTHER CONSUMER SPECIALTIES 1.2%
       Alliance Laundry Systems LLC, Term Loan B, 5.12%, 1/15/12 ...........    United States           495,000            501,394
       Solo Cup Co., Term Loan B, 5.00 - 5.093%, 2/27/11 ...................    United States         7,924,962          8,029,968
       Visant (Jostens) Holding Corp., Term Loan B, 5.19%, 10/01/11 ........    United States         5,238,000          5,320,389
                                                                                                                    --------------
                                                                                                                        13,851,751
                                                                                                                    --------------
       OTHER TRANSPORTATION 0.1%
       Sirva Woldwide Inc., Term Loan B, 5.37 - 5.62%, 12/01/10 ............    United States         1,160,000          1,128,088
                                                                                                                    --------------
       PERSONNEL SERVICES 0.1%
       Allied Security Holdings LLC, Term Loan, 7.35%, 6/30/10 .............    United States           961,905            964,146
                                                                                                                    --------------
       PUBLISHING: BOOKS/MAGAZINES 2.2%
       Dex Media East LLC, Term Loan B, 4.52 - 5.05%, 6/11/09 ..............    United States           652,834            663,307
       Dex Media West LLC, Term Loan B, 4.62 - 5.05%, 3/09/10 ..............    United States         7,710,022          7,830,492
       F&W Publications Inc., Term Loan B, 6.52%, 12/31/09 .................    United States           952,632            965,135
       Primedia Inc., Term Loan B, 5.775%, 6/30/09 .........................    United States         1,384,061          1,392,711
       R.H. Donnelley Inc.,
         Term Loan A3, 4.31 - 4.78%, 3/30/11 ...............................    United States           825,688            835,080
         Term Loan D, 4.70 - 4.88%, 6/30/11 ................................    United States         8,187,448          8,300,959
       Transwestern Publishing Co., Term Loan B, 5.313 - 6.75%, 2/25/11 ....    United States         6,878,586          6,890,968
                                                                                                                    --------------
                                                                                                                        26,878,652
                                                                                                                    --------------
       PUBLISHING: NEWSPAPERS 1.7%
       Advertising Directory Solutions Inc., Term Loan B, 5.07%, 11/09/11 ..       Canada             8,916,750          8,952,042
       Freedom Communications, Term Loan B, 4.59 - 4.60%, 5/17/09 ..........    United States         2,500,000          2,508,333
       Herald Media, Term Loan B, 5.56%, 7/30/11 ...........................    United States         1,860,938          1,887,688
       Journal Register Co., Term Loan B, 4.60 - 4.69%, 8/13/12 ............    United States         6,000,000          6,054,378
       MediaNews Group Inc., Term Loan C, 4.57%, 12/30/10 ..................    United States           920,318            924,828
                                                                                                                    --------------
                                                                                                                        20,327,269
                                                                                                                    --------------


56 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       PULP & PAPER 2.1%
    (d)Boise Cascade LLC, Term Loan D, 4.74%, 10/28/11 .....................    United States   $     4,380,137     $    4,427,285
       Intertape Polymer Group Inc., Term Loan B, 4.96 - 5.204%, 7/28/11 ...    United States         5,771,000          5,850,351
       Koch Cellulose LLC,
         L/C Term Loan, 4.60%, 5/07/11 .....................................    United States           643,132            654,789
         Term Loan B, 5.34%, 5/07/11 .......................................    United States         2,093,174          2,131,113
       MDCP Acquisitions I (Jefferson Smurfit),
         Term Loan B, 5.626 - 5.873%, 9/12/10 ..............................       Ireland              925,801            929,198
         Term Loan C, 6.126 - 6.373%, 9/12/11 ..............................       Ireland              925,801            929,744
    (d)NewPage Corp., Term Loan, 7.75%, 4/25/11 ............................    United States         5,000,000          5,031,250
       Smurfit-Stone Container Canada Inc., Term Loan C,
        4.875 - 4.938%, 11/01/11 ...........................................       Canada             1,178,149          1,198,153
       Smurfit-Stone Container Enterprises,
         L/C Term Loan, 2.597%, 11/01/10 ...................................    United States           480,315            489,096
         Term Loan B, 4.688 - 4.938%, 11/01/11 .............................    United States         3,828,986          3,893,999
                                                                                                                    --------------
                                                                                                                        25,534,978
                                                                                                                    --------------
       RAILROADS 0.2%
       Kansas City Southern Railway Co., Term Loan B1,
        4.76 - 4.87%, 3/31/08 ..............................................    United States         1,985,025          2,016,289
                                                                                                                    --------------
       REAL ESTATE DEVELOPMENT 1.7%
       CNL Hotel & Resorts, Term Loan B, 5.39%, 12/30/06 ...................    United States         3,915,128          3,978,749
       General Growth Properties Inc., Term Loan B, 5.10%, 11/12/08 ........    United States         3,991,031          4,023,665
       LNR Property Corp., Term Loan B, 5.81%, 12/31/07 ....................    United States         2,939,910          2,955,712
       The Macerich Co.,
         (d)Interim Facility, 6.35%, 3/31/06 ...............................    United States         2,200,000          2,202,750
         (d)Term Loan B, 6.25%, 3/31/10 ....................................    United States         2,500,000          2,500,000
       Maguire Properties Inc., Term Loan B, 4.621%, 3/15/10 ...............    United States         4,500,000          4,518,675
                                                                                                                    --------------
                                                                                                                        20,179,551
                                                                                                                    --------------
       REAL ESTATE INVESTMENT TRUSTS 0.5%
       Crescent Real Estate Funding XII, Term Loan, 5.11%, 1/12/06 .........    United States         4,437,930          4,475,377
       Newkirk Master LP, Term Loan, 7.564%, 11/24/06 ......................    United States         1,666,573          1,687,755
                                                                                                                    --------------
                                                                                                                         6,163,132
                                                                                                                    --------------
       RECREATIONAL PRODUCTS 0.8%
       Amscan Holdings Inc., Term Loan B, 5.62 - 5.819%, 4/30/12 ...........    United States         2,977,500          2,996,109
       PlayPower Inc., Term Loan, 6.09%, 2/07/10 ...........................    United States           850,000            859,307
       Pure Fishing Inc., Term Loan B, 5.85 - 6.13%, 9/30/10 ...............    United States         2,462,481          2,488,707
       True Temper Sports Inc., Term Loan, 5.661 - 7.75%, 3/15/11 ..........    United States         2,937,955          2,883,632
                                                                                                                    --------------
                                                                                                                         9,227,755
                                                                                                                    --------------


                                                          Semiannual Report | 57

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       RESTAURANTS 0.9%
       CKE Restaurants Inc., Term Loan, 4.938%, 4/30/09 ....................    United States   $     1,068,014     $    1,080,029
       Denny's Inc., Term Loan B, 6.01 - 6.545%, 9/27/09 ...................    United States           997,502          1,023,687
       Dominos Inc., Term Loan, 4.875%, 6/25/10 ............................    United States         3,074,422          3,118,140
       Jack In The Box Inc., Term Loan B, 4.64 - 5.17%, 1/08/11 ............    United States           987,500          1,002,930
       Landry's Restaurants Inc., Term Loan B, 4.53 - 4.82%, 12/28/10 ......    United States         3,990,000          4,039,875
                                                                                                                    --------------
                                                                                                                        10,264,661
                                                                                                                    --------------
       SEMICONDUCTORS 0.3%
       Fairchild Semiconductor Corp., Term Loan, 4.688%, 12/31/10 ..........    United States         1,980,037          2,003,551
       ON Semiconductor Corp., Term Loan G, 6.125%, 12/15/11 ...............    United States         1,995,000          2,022,431
                                                                                                                    --------------
                                                                                                                         4,025,982
                                                                                                                    --------------
       SERVICES TO THE HEALTH INDUSTRY 0.3%
       Accredo Health Inc., Term Loan B, 4.82%, 8/02/11 ....................    United States         2,036,833          2,045,109
    (d)Quintiles Transnational Corp., Term Loan B, 4.84%, 9/25/09 ..........    United States         1,251,129          1,257,385
                                                                                                                    --------------
                                                                                                                         3,302,494
                                                                                                                    --------------
       SPECIALTY STORES 0.9%
       CSK Auto Inc., Term Loan C, 4.85%, 8/10/10 ..........................    United States         2,079,000          2,109,686
    (d)Movie Gallery Inc., Term Loan B, 7.75%, 8/15/11 .....................    United States         4,200,000          4,236,750
       Pantry Inc., Term Loan, 5.32%, 3/12/11 ..............................    United States         3,855,832          3,907,616
                                                                                                                    --------------
                                                                                                                        10,254,052
                                                                                                                    --------------
       SPECIALTY TELECOMMUNICATIONS 2.3%
       D&E Communications Inc., Term Loan B, 4.89 - 6.75%, 12/31/11 ........    United States         1,678,571          1,691,160
       Fairpoint Communications Inc., Term Loan B,
        5.125 - 5.438%, 2/08/12 ............................................    United States         5,200,000          5,266,300
       GCI Holdings Inc., Term Loan, 5.314%, 11/01/07 ......................    United States         2,182,020          2,196,335
       Iowa Telecommunications Services Inc., Term Loan B,
        4.97 - 5.10%, 11/30/11 .............................................    United States         6,000,000          6,067,500
       Ntelos Inc., Term Loan B, 5.57%, 8/31/11 ............................    United States         5,187,000          5,189,163
       Valor Telecom, Term Loan, 5.02 - 5.10%, 10/30/11 ....................    United States         6,860,000          6,945,750
                                                                                                                    --------------
                                                                                                                        27,356,208
                                                                                                                    --------------
       TOBACCO 0.0%(h)
       Commonwealth Brands Inc., Term Loan, 6.375%, 8/28/07 ................    United States           408,898            415,287
                                                                                                                    --------------
       WHOLESALE DISTRIBUTORS 0.2%
       Interline Brands, Term Loan B, 5.343%, 12/31/10 .....................    United States           748,125            753,519
       National Waterworks Inc., Term Loan C, 5.60%, 11/22/09 ..............    United States           841,837            855,166
       Nebraska Book Co., Term Loan C, 5.60 - 5.88%, 3/04/11 ...............    United States           990,000            997,217
                                                                                                                    --------------
                                                                                                                         2,605,902
                                                                                                                    --------------


58 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY       PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b),(c)SENIOR FLOATING RATE INTERESTS (CONT.)
       WIRELESS COMMUNICATIONS 2.4%
       AAT Communications Corp., Term Loan B, 5.77 - 5.80%, 12/31/11 .......    United States   $   4,987,500       $    5,065,430
       American Tower Corp., Term Loan B, 5.12 - 5.39%, 8/31/11 ............    United States       1,985,000            2,013,999
       Nextel Partners Inc., Term Loan C, 5.438%, 5/31/11 ..................    United States       6,250,000            6,351,562
       SBA Communications Corp., Term Loan, 5.10 - 6.13%, 10/31/08 .........    United States       7,113,204            7,255,468
       UPC Financing Partnership, Term Loan H2, 5.752%, 9/30/12 ............     Netherlands        7,440,000            7,451,688
                                                                                                                    --------------
                                                                                                                        28,138,147
                                                                                                                    --------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $1,029,028,557)...........                                         1,034,896,716
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $1,035,053,450)....................                                         1,041,016,716
                                                                                                                    --------------

                                                                                                ---------------
                                                                                                    SHARES
                                                                                                ---------------
       SHORT TERM INVESTMENT (COST $176,462,649) 14.8%
       MONEY FUND 14.8%
    (i)Franklin Institutional Fiduciary Trust Money Market Portfolio .......    United States       176,462,649        176,462,649
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $1,211,516,099) 102.0%.......................                                         1,217,479,365
       OTHER ASSETS, LESS LIABILITIES (2.0)%................................                                           (23,503,009)
                                                                                                                    --------------
       NET ASSETS 100.0%....................................................                                        $1,193,976,356
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 81.

(a)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)   The coupon shown represents the rate at period end.

(c)   See Note 1(g) regarding senior floating rate interests.

(d) See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

(e)   See Note 12 regarding other considerations.

(f)   See Note 13 regarding fund litigation.

(g)   See Note 11 regarding unfunded loan commitments.

(h)   Rounds to less than 0.05% of net assets.

(i) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 59

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                                   -----------------
                                                                                     PERIOD ENDED
                                                                                   APRIL 30, 2005(c)
                                                                                      (UNAUDITED)
                                                                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................   $           10.00
                                                                                   -----------------

Income from investment operations:

 Net investment income .........................................................               0.106

 Net realized and unrealized gains (losses) ....................................              (0.082)
                                                                                   -----------------

Total from investment operations ...............................................               0.024

Less distributions from net investment income ..................................              (0.134)
                                                                                   -----------------
Net asset value, end of period .................................................   $            9.89
                                                                                   =================

Total return(a) ................................................................                0.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................   $           6,928

Ratios to average net assets:

 Expenses(b) ...................................................................                2.11%

 Expense net of waiver and payments by affiliate and expense reduction(b) ......                0.90%

 Net investment income(b) ......................................................                2.32%

Portfolio turnover rate ........................................................               68.85%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Annualized.

(c) For the period November 17, 2004 (commencement of operations) to April 30, 2005.


60 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN LOW DURATION TOTAL RETURN FUND                                    COUNTRY       PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS 12.8%
       CONSUMER NON-DURABLES 1.5%
       Tyson Foods Inc., 7.25%, 10/01/06 ...................................   United States    $       100,000     $      104,390
                                                                                                                    --------------
       CONSUMER SERVICES 1.5%
    (b)Cox Communications Inc., 144A, FRN, 3.55%, 12/14/07 .................   United States            100,000            100,660
                                                                                                                    --------------
       FINANCE 8.0%
       Ford Motor Credit Co., 6.50%, 1/25/07 ...............................   United States            100,000            100,030
       General Motors Acceptance Corp., 6.75%, 1/15/06 .....................   United States             50,000             50,379
    (b)General Motors Acceptance Corp., FRN, 3.695%, 5/18/06 ...............   United States            100,000             98,043
       HSBC Finance Corp., 4.125%, 3/11/08 .................................   United States            100,000             99,565
       Merrill Lynch & Co. Inc., 7.00%, 3/15/06 ............................   United States            100,000            102,631
    (b)Wells Fargo Co., FRN, 3.00%, 3/10/08 ................................   United States            100,000            100,011
                                                                                                                    --------------
                                                                                                                           550,659
                                                                                                                    --------------
       PROCESS INDUSTRIES 1.1%
       Bunge Ltd., 4.375%, 12/15/08 ........................................   United States             75,000             74,835
                                                                                                                    --------------
       UTILITIES 0.7%
       FirstEnergy Corp., 5.50%, 11/15/06 ..................................   United States             50,000             50,944
                                                                                                                    --------------
       TOTAL BONDS (COST $885,792)..........................................                                               881,488
                                                                                                                    --------------
       ASSET-BACKED SECURITIES 13.1%
       Americredit Auto Receivables, 2005-AX, A1, 2.73%, 2/06/06 ...........   United States             63,336             63,351
    (b)Argent Securities Inc., 2003-W6, AV2, FRN, 3.02%, 1/25/34 ...........   United States             36,275             36,349
       Centex Home Equity, 2004-B, AF2, 2.375%, 12/25/21 ...................   United States             45,000             44,541
       Chase Funding Mortgage Loan Asset Backed Certificates, 2003-6,
        1A3, 3.34%, 5/25/26 ................................................   United States            100,000             98,486
    (b)Countrywide Asset-Backed Certificates, 2001-BC3, A, FRN, 2.89%,
        12/25/31 ...........................................................   United States             11,924             11,937
    (b)Countrywide Asset-Backed Certificates, 2002-3, 1A1, FRN, 3.02%,
        5/25/32 ............................................................   United States              7,706              7,720
       FNMA, G93-33, K, 7.00%, 9/25/23 .....................................   United States             33,618             35,463
    (b)First Franklin Mortgage, 2003-FFB, A, FRN, 3.05%, 2/25/33 ...........   United States              6,363              6,373
    (b)First Franklin Mortgage, 2004-FF8, A2B, FRN, 2.92%, 10/25/34 ........   United States             60,000             60,277
       New Century Home Equity Loan Trust, 2003-5, AI3, 3.56%, 11/25/33 ....   United States            100,000             99,674
    (b)New Century Home Equity Loan Trust, 2004-2, A3, FRN, 2.78%,
        8/25/34 ............................................................   United States            115,600            115,700
       Residential Asset Mortgage Products Inc., 2003-RS11, AI4, 4.257%,
        6/25/29 ............................................................   United States             50,000             49,845
       Residential Asset Securities Corp., 2004-KS4, AI2, 2.53%, 12/25/24 ..   United States             30,000             29,563
       Residential Funding Mortgage Securities I, 2003-HS3, AI2, 3.15%,
        7/25/18 ............................................................   United States            100,000             98,594
       Structured Asset Securities Corp., 4.13%, 2/25/34 ...................   United States             50,000             49,921
       Susquehanna Auto Lease Trust, 2005-1, A3, 144A, 4.43%, 6/16/08 ......   United States            100,000            100,551
                                                                                                                    --------------
       TOTAL ASSET-BACKED SECURITIES (COST $907,550)........................                                               908,345
                                                                                                                    --------------


                                                          Semiannual Report | 61

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN LOW DURATION TOTAL RETURN FUND                                   COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       MORTGAGE-BACKED SECURITIES 31.0%
    (b)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)  ADJUSTABLE RATE 3.4%
       FHLMC, 4.314%, 10/01/33 .............................................   United States    $       236,432     $      237,072
                                                                                                                    --------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 2.8%
       FNMA 30 Year, 9.00%, 12/01/20 .......................................   United States            181,775            191,391
                                                                                                                    --------------
    (b)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 21.9%
       FNMA, 3.49%, 3/01/34 ................................................   United States            137,610            136,539
       FNMA, 3.511%, 4/01/34 ...............................................   United States             86,196             83,573
       FNMA, 4.006%, 1/01/35 ...............................................   United States             99,264             99,155
       FNMA, 4.077%, 12/01/34 ..............................................   United States             84,741             84,820
       FNMA, 4.099%, 8/01/34 ...............................................   United States            133,126            134,826
       FNMA, 4.223%, 6/01/34 ...............................................   United States            123,947            122,803
       FNMA, 4.233%, 12/01/33 ..............................................   United States            162,794            162,987
       FNMA, 4.284%, 4/01/33 ...............................................   United States             94,273             95,216
       FNMA, 4.329%, 1/01/33 ...............................................   United States             92,874             93,423
       FNMA, 4.367%, 2/01/34 ...............................................   United States            144,228            144,507
       FNMA, 4.498%, 8/01/34 ...............................................   United States            190,476            190,549
       FNMA, 4.50%, 12/01/32 ...............................................   United States             28,940             29,103
       FNMA, 4.618%, 7/01/34 ...............................................   United States            139,625            140,398
                                                                                                                    --------------
                                                                                                                         1,517,899
                                                                                                                    --------------
    (b)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 2.9%
       GNMA, 3.375%, 4/20/26 ...............................................   United States             82,143             83,393
       GNMA, 3.75%, 8/20/26 - 9/20/26 ......................................   United States            113,632            115,285
                                                                                                                    --------------
                                                                                                                           198,678
                                                                                                                    --------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $2,150,111)...................                                             2,145,040
                                                                                                                    --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 33.4%
       FHLB, 2.75%, 12/15/06 ...............................................   United States            200,000            196,994
       FHLMC, 2.875%, 5/17/07 ..............................................   United States            450,000            441,560
       FNMA, 3.25%, 1/15/08 ................................................   United States            250,000            245,327
       U.S. Treasury Note, 2.50%, 9/30/06 ..................................   United States            700,000            690,293
       U.S. Treasury Note, 3.00%, 2/15/08 ..................................   United States            300,000            294,352
       U.S. Treasury Note, 3.125%, 1/31/07 .................................   United States            450,000            446,414
                                                                                                                    --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,332,889)........                                             2,314,940
                                                                                                                    --------------


62 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN LOW DURATION TOTAL RETURN FUND                                   COUNTRY        PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.7%
       Government of Canada, 3.00%, 12/01/05 ...............................      Canada                 20,000 CAD $       15,924
       Government of New Zealand, 8.00%, 11/15/06 ..........................    New Zealand              80,000 NZD         59,988
       Kingdom of Sweden, 3.50%, 4/20/06 ...................................      Sweden                175,000 SEK         24,846
       New South Wales Treasury Corp., 6.50%, 5/01/06 ......................     Australia               20,000 AUD         15,764
    (b)Republic of Argentina, FRN, 3.01%, 8/03/12 ..........................     Argentina               15,000             12,567
       Republic of Singapore, 4.00%, 3/01/07 ...............................     Singapore               20,000 SGD         12,631
       Thailand Government Bond, 8.00%, 12/08/06 ...........................     Thailand             1,600,000 THB         43,804
                                                                                                                    --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $186,474).......                                               185,524
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $6,462,816) .......................                                             6,435,337
                                                                                                                    --------------
       SHORT TERM INVESTMENTS 6.7%
       FOREIGN GOVERNMENT SECURITIES (COST $16,050) 0.2%
    (c)Norwegian Treasury Bill, 9/21/05 ....................................      Norway                100,000 NOK         15,712
                                                                                                                    --------------
       TOTAL INVESTMENTS BEFORE MONEY FUND (COST $6,478,866) ...............                                             6,451,049
                                                                                                                    --------------

                                                                                                ---------------
                                                                                                    SHARES
                                                                                                ---------------
       MONEY FUND (COST $453,658) 6.5%
    (d)Franklin Institutional Fiduciary Trust Money Market Portfolio .......   United States            453,658            453,658
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $6,932,524) 99.7% ...........................                                             6,904,707
       OTHER ASSETS, LESS LIABILITIES 0.3% .................................                                                23,403
                                                                                                                    --------------
       NET ASSETS 100.0% ...................................................                                        $    6,928,110
                                                                                                                    ==============

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht

See Selected Portfolio Abbreviations on page 81.

(a)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)   The coupon shown represents the rate at period end.

(c) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 63

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2005                        YEAR ENDED OCTOBER 31,
CLASS A                                           (UNAUDITED)          2004         2003        2002         2001            2000
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     10.22      $  10.06     $   9.72    $   9.94     $   9.51        $   9.61
                                                  -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income .......................          0.196         0.415        0.403      0 .488(e)     0.610(e),(f)    0.670(e)

 Net realized and unrealized gains (losses) ..         (0.075)        0.226        0.458      (0.161)       0.490(f)        0.020
                                                  -------------------------------------------------------------------------------
Total from investment operations .............          0.121         0.641        0.861       0.327        1.100           0.690

Less distributions from net investment income.         (0.221)       (0.481)      (0.521)     (0.547)      (0.670)         (0.790)

Redemption fees ..............................             --(c)         --(c)        --          --           --              --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ...............    $     10.12      $  10.22     $  10.06    $   9.72     $   9.94        $   9.51
                                                  ===============================================================================

Total return(a) ..............................           1.19%         6.63%        8.88%       3.44%       11.87%           7.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $   222,461      $208,943     $149,231    $ 95,514     $ 68,288        $ 20,611

Ratios to average net assets:

 Expenses ....................................           1.03%(d)      1.04%        1.02%       0.97%        0.99%           1.17%

 Expenses net of waiver and payments
 by affiliate and expense reduction ..........           0.85%(d)      0.80%        0.68%       0.68%        0.50%           0.50%

 Net investment income .......................           3.86%(d)      3.90%        3.88%       5.02%        6.21%(f)        7.14%

Portfolio turnover rate ......................          43.92%       100.05%      195.15%     135.63%      181.85%         342.21%

Portfolio turnover rate excluding mortgage
 dollar rolls(b) .............................          37.87%        45.85%      110.73%      95.02%       94.04%          39.64%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e)   Based on average daily shares outstanding.

(f) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ..........................   $ (0.006)
      Net realized and unrealized gains (losses) per share .....      0.006
      Ratio of net investment income to average net assets .....      (0.07)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


64 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                                            -------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                             APRIL 30, 2005        YEAR ENDED OCTOBER 31,
CLASS B                                                                       (UNAUDITED)        2004         2003     2002(e)
                                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................................      $  10.22     $  10.05     $   9.72    $  9.71
                                                                            -------------------------------------------------
Income from investment operations:

 Net investment income ...................................................         0.175        0.366        0.392      0.295(f)

 Net realized and unrealized gains (losses) ..............................        (0.074)       0.245        0.418      0.087
                                                                            -------------------------------------------------
Total from investment operations .........................................         0.101        0.611        0.810      0.382

Less distributions from net investment income ............................        (0.201)      (0.441)      (0.480)    (0.372)

Redemption fees ..........................................................            --(c)        --(c)        --         --
                                                                            -------------------------------------------------
Net asset value, end of period ...........................................      $  10.12     $  10.22     $  10.05    $ 9.72
                                                                            =================================================

Total return(a) ..........................................................         1.00%         6.21%        8.44%      4.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................................      $ 20,762     $ 19,387     $ 13,797    $ 4,084

Ratios to average net assets:

 Expenses ................................................................          1.43%(d)     1.44%        1.42%      1.36%(d)

 Expenses net of waiver and payments by affiliate and expense reduction ..          1.25%(d)     1.20%        1.08%      1.07%(d)

 Net investment income ...................................................          3.46%(d)     3.50%        3.48%      4.63%(d)

Portfolio turnover rate ..................................................         43.92%      100.05%      195.15%    135.63%

Portfolio turnover rate excluding mortgage dollar rolls(b) ...............         37.87%       45.85%      110.73%     95.02%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e)   For the period March 1, 2002 (effective date) to October 31, 2002.

(f)   Based on average daily shares outstanding.


                     Semiannual Report | See notes to financial statements. | 65

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                                            -------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                             APRIL 30, 2005       YEAR ENDED OCTOBER 31,
CLASS C                                                                       (UNAUDITED)        2004         2003     2002(e)
                                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................................      $  10.22     $  10.05     $   9.71    $  9.71
                                                                            -------------------------------------------------
Income from investment operations:

 Net investment income ...................................................         0.178        0.363        0.392      0.292(f)

 Net realized and unrealized gains (losses) ..............................        (0.078)       0.247        0.430      0.087
                                                                            -------------------------------------------------
Total from investment operations .........................................         0.100        0.610        0.822      0.379

Less distributions from net investment income ............................        (0.200)      (0.440)      (0.482)    (0.379)

Redemption fees ..........................................................            --(c)        --(c)        --         --
                                                                            -------------------------------------------------
Net asset value, end of period ...........................................      $  10.12     $  10.22     $  10.05    $  9.71
                                                                            =================================================

Total return(a) ..........................................................          0.99%        6.31%        8.47%      3.98%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................................      $ 28,099     $ 22,202     $ 15,807    $ 4,466

Ratios to average net assets:

 Expenses ................................................................          1.43%(d)     1.44%        1.42%      1.36%(d)

 Expenses net of waiver and payments by affiliate and expense reduction ..          1.25%(d)     1.20%        1.08%      1.07%(d)

 Net investment income ...................................................          3.46%(d)     3.50%        3.48%      4.63%(d)

Portfolio turnover rate ..................................................         43.92%      100.05%      195.15%    135.63%

Portfolio turnover rate excluding mortgage dollar rolls(b) ...............         37.87%       45.85%      110.73%     95.02%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e)   For the period March 1, 2002 (effective date) to October 31, 2002.

(f)   Based on average daily shares outstanding.


66 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                                            -------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                             APRIL 30, 2005       YEAR ENDED OCTOBER 31,
CLASS R                                                                       (UNAUDITED)        2004         2003     2002(e)
                                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................................      $  10.22     $  10.05     $   9.72    $  9.66
                                                                            -------------------------------------------------
Income from investment operations:

 Net investment income ...................................................         0.191        0.376        0.398      0.385(f)

 Net realized and unrealized gains (losses) ..............................        (0.083)       0.250        0.428      0.104
                                                                            -------------------------------------------------
Total from investment operations .........................................         0.108        0.626        0.826      0.489

Less distributions from net investment income ............................        (0.208)      (0.456)     (0.496)     (0.429)

Redemption fees ..........................................................            --(c)        --(c)        --         --
                                                                            -------------------------------------------------
Net asset value, end of period ...........................................      $  10.12     $  10.22     $  10.05    $  9.72
                                                                            =================================================

Total return(a) ..........................................................          1.07%       6.37%        8.61%      5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................................      $ 14,599     $  9,083     $  7,302    $ 1,869

Ratios to average net assets:

 Expenses ................................................................          1.28%(d)     1.29%        1.27%      1.22%(d)

 Expenses net of waiver and payments by affiliate and expense reduction ..          1.10%(d)     1.05%        0.93%      0.93%(d)

 Net investment income ...................................................          3.61%(d)     3.65%        3.63%      4.78%(d)

Portfolio turnover rate ..................................................         43.92%      100.05%      195.15%    135.63%

Portfolio turnover rate excluding mortgage dollar rolls(b) ...............         37.87%       45.85%      110.73%     95.02%

(a) Total return does not reflect or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e)   For the period January 2, 2002 (effective date) to October 31, 2002.

(f)   Based on average daily shares outstanding.


                     Semiannual Report | See notes to financial statements. | 67

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                     (UNAUDITED)          2004         2003        2002         2001            2000
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     10.24      $  10.07     $   9.73    $   9.96     $   9.52        $   9.62
                                                  -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income .......................          0.215         0.426        0.417       0.513(e)     0.630(e),(f)    0.710(e)

 Net realized and unrealized gains (losses) ..         (0.081)        0.251        0.470      (0.170)       0.500(f)        0.010
                                                  -------------------------------------------------------------------------------
Total from investment operations .............          0.134         0.677        0.887       0.343        1.130           0.720

Less distributions from net investment income.         (0.234)       (0.507)      (0.547)     (0.573)      (0.690)         (0.820)

Redemption fees ..............................             --(c)         --(c)        --           --          --              --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ...............    $     10.14      $  10.24     $  10.07    $   9.73     $   9.96        $   9.52
                                                  ===============================================================================

Total return(a) ..............................           1.32%         7.00%        9.15%       3.61%       12.24%           7.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $   163,912      $146,053     $133,432    $134,285     $ 23,324        $ 13,173

Ratios to average net assets:

 Expenses ....................................           0.78%(d)      0.79%        0.77%       0.72%        0.74%           0.92%

 Expenses net of waiver and payments
 by affiliate and expense reduction ..........           0.60%(d)      0.55%        0.43%       0.43%        0.25%           0.25%

 Net investment income .......................           4.11%(d)      4.15%        4.13%       5.27%        6.50%(f)        7.53%

Portfolio turnover rate ......................          43.92%       100.05%      195.15%     135.63%      181.85%         342.21%

Portfolio turnover rate excluding mortgage
 dollar rolls(b) .............................          37.87%        45.85%      110.73%      95.02%       94.04%          39.64%

(a)   Total return is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e)   Based on average daily shares outstanding.

(f) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share .........................  $ (0.006)
      Net realized and unrealized gains (losses) per share ....     0.006
      Ratio of net investment income to average net assets ....     (0.07)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


68 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS 25.7%
       COMMERCIAL SERVICES 0.1%
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ..........   United States    $       200,000     $      204,000
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .................   United States            300,000            310,500
                                                                                                                    --------------
                                                                                                                           514,500
                                                                                                                    --------------
       COMMUNICATIONS 1.5%
       AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 ...........   United States            400,000            473,562
       Dobson Cellular Systems Inc., secured note, 144A, 9.875%,
         11/01/12 ..........................................................   United States            300,000            304,500
       Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 ............      Bermuda               200,000            202,500
       Intelsat Ltd., senior note, 6.50%, 11/01/13 .........................      Bermuda               500,000            398,750
       MCI Inc., senior note, 7.688%, 5/01/09 ..............................   United States            110,000            113,850
       MCI Inc., senior note, 8.735%, 5/01/14 ..............................   United States             95,000            103,075
       Millicom International Cellular SA, senior note, 10.00%, 12/01/13        Luxembourg              300,000            293,250
       Nextel Communications Inc., senior note, 7.375%, 8/01/15 ............   United States            300,000            321,000
       Qwest Communications International Inc., senior note, 144A, 8.00%,
         2/15/14 ...........................................................   United States            400,000            378,000
       Rogers Wireless Communications Inc., senior secured note, 7.25%,
         12/15/12 ..........................................................      Canada                300,000            308,250
       Sprint Capital Corp., 7.125%, 1/30/06 ...............................   United States            500,000            510,952
       Telecom Italia Capital, 144A, 4.95%, 9/30/14 ........................    Luxembourg            1,000,000            975,878
       Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ......   United States            200,000            183,000
       Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 ..............   United States          1,000,000          1,096,839
       Verizon VA Inc., 4.625%, 3/15/13 ....................................   United States          1,000,000            970,241
                                                                                                                    --------------
                                                                                                                         6,633,647
                                                                                                                    --------------
       CONSUMER DURABLES 1.0%
       D.R. Horton Inc., senior note, 8.50%, 4/15/12 .......................   United States            300,000            329,491
       Ford Motor Co., 7.45%, 7/16/31 ......................................   United States          1,500,000          1,235,741
       General Motors Corp., senior deb., 8.25%, 7/15/23 ...................   United States          2,500,000          1,916,615
       Phelps Dodge Corp., senior note, 8.75%, 6/01/11 .....................   United States            500,000            601,216
       William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ..............   United States            200,000            184,000
                                                                                                                    --------------
                                                                                                                         4,267,063
                                                                                                                    --------------
       CONSUMER NON-DURABLES 0.8%
       Clorox Co., 144A, 4.20%, 1/15/10 ....................................   United States          1,000,000            993,803
       Miller Brewing Co., 144A, 5.50%, 8/15/13 ............................   United States          1,000,000          1,030,404
       Rayovac Corp., senior sub. note, 144A, 7.375%, 2/01/15 ..............   United States            300,000            292,500
       Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ..................   United States            100,000            102,750
       Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ..................   United States            200,000            215,000
       Tyson Foods Inc., senior note, 8.25%, 10/01/11 ......................   United States          1,000,000          1,175,755
                                                                                                                    --------------
                                                                                                                         3,810,212
                                                                                                                    --------------
       CONSUMER SERVICES 3.1%
    (b)Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .......   United States            100,000             88,000
       Advanstar Communications Inc., senior secured note, 10.75%,
         8/15/10 ...........................................................   United States            200,000            220,000
       Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 .................   United States            300,000            297,000
       Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ........   United States            300,000            300,750


                                                          Semiannual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       CONSUMER SERVICES (CONT.)
       Park Place Entertainment Corp., senior sub. note, 8.125%,
         5/15/11 ...........................................................   United States    $       200,000     $      225,000
       CanWest Media Inc., senior note, B, 7.625%, 4/15/13 .................      Canada                300,000            315,768
       Cendant Corp., senior note, 7.375%, 1/15/13 .........................   United States          1,000,000          1,130,938
       Charter Communications Holdings II, senior note, 10.25%,
         9/15/10 ...........................................................   United States            300,000            301,125
       Cox Communications Inc., 144A, 5.45%, 12/15/14 ......................   United States          1,000,000            998,086
       Cox Enterprises, 144A, 4.375%, 5/01/08 ..............................   United States            500,000            495,833
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...............   United States            300,000            334,500
       DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ..................   United States            200,000            217,500
       EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ...................   United States            300,000            297,750
       Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ..............   United States            200,000            198,500
       Harrah's Operating Co. Inc., senior note, 5.50%, 7/01/10 ............   United States          1,000,000          1,023,620
       Interactive Corp., senior note, 6.75%, 11/15/05 .....................   United States          1,000,000          1,013,151
       Interactive Corp., 7.00%, 1/15/13 ...................................   United States          1,000,000          1,063,281
       Liberty Media Corp., 3.50%, 9/25/06 .................................   United States          1,500,000          1,483,452
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..............   United States            300,000            288,750
       Marquee Inc., senior note, 144A, 8.625%, 8/15/12 ....................   United States            200,000            208,500
       News America Inc., 7.25%, 5/18/18 ...................................   United States          1,000,000          1,154,216
       Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13          United States            200,000            202,000
       Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75%
         thereafter, 7/15/11 ...............................................      Canada                200,000            197,500
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ...........   United States            300,000            316,500
       Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 .............   United States            300,000            304,500
       Time Warner Inc., senior note, 6.875%, 5/01/12 ......................   United States          1,000,000          1,115,225
                                                                                                                    --------------
                                                                                                                        13,791,445
                                                                                                                    --------------
       ELECTRONIC TECHNOLOGY 0.4%
       Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ....     Singapore              100,000             96,000
       Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14 ...     Singapore              200,000            186,000
       Goodrich Corp., senior note, 7.50%, 4/15/08 .........................   United States          1,000,000          1,086,608
       L-3 Communications Corp., senior sub. note, 6.125%, 7/15/13 .........   United States            100,000             99,250
       L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14 .........   United States            200,000            197,500
       Sanmina-SCI Corp., sub. note, 144A, 6.75%, 3/01/13 ..................   United States            100,000             90,000
       Xerox Corp., senior note, 7.125%, 6/15/10 ...........................   United States            200,000            210,500
                                                                                                                    --------------
                                                                                                                         1,965,858
                                                                                                                    --------------
       ENERGY MINERALS 1.9%
       Amerada Hess Corp., 7.125%, 3/15/33 .................................   United States          1,000,000          1,128,385
       Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15 .........   United States            300,000            295,500
       Gazprom International SA, 144A, 7.201%, 2/01/20 .....................      Russia                900,000            938,250
       Kerr McGee Corp., 6.95%, 7/01/24 ....................................   United States          1,000,000            923,914
       LG-Caltex Oil Corp., 144A, 5.50%, 8/25/14 ...........................    South Korea           1,000,000          1,016,445
       Marathon Oil Corp., 5.375%, 6/01/07 .................................   United States          1,000,000          1,022,507
       Markwest Energy Partners LP, senior note, 144A, 6.875%,
         11/01/14 ..........................................................   United States            200,000            197,000
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ...............   United States            300,000            312,000
       Plains Exploration & Production Co., senior note, 7.125%,
         6/15/14 ...........................................................   United States            200,000            209,000


70 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       ENERGY MINERALS (CONT.)
       Ras Laffan Liquified Natural Gas Co. Ltd., 144A, 3.437%,
         9/15/09 ...........................................................       Qatar        $       664,800     $      652,077
       XTO Energy Inc., 5.30%, 6/30/15 .....................................   United States          1,750,000          1,770,837
                                                                                                                    --------------
                                                                                                                         8,465,915
                                                                                                                    --------------
       FINANCE 7.4%
       Bank of America Corp., 5.125%, 11/15/14 .............................   United States          1,000,000          1,025,052
       Bank of America Corp., senior sub. note, 5.25%, 12/01/15 ............   United States          1,000,000          1,031,128
       Charles Schwab Corp., senior note, 8.05%, 3/01/10 ...................   United States            750,000            844,683
       CIT Group Inc., 5.50%, 11/30/07 .....................................   United States          1,000,000          1,028,458
       Citigroup Inc., 5.00%, 9/15/14 ......................................   United States          1,000,000          1,008,471
       CNA Financial Corp., 6.45%, 1/15/08 .................................   United States            500,000            521,156
       CNA Financial Corp., 6.75%, 11/15/06 ................................   United States            375,000            387,099
       Ford Motor Credit Co., 7.00%, 10/01/13 ..............................   United States          1,000,000            901,351
       Ford Motor Credit Co., senior note, 7.25%, 10/25/11 .................   United States          1,000,000            925,455
       General Electric Capital Corp., 5.45%, 1/15/13 ......................   United States          1,500,000          1,571,210
       General Motors Acceptance Corp., 6.75%, 1/15/06 .....................   United States          2,700,000          2,720,442
       General Motors Acceptance Corp., 6.875%, 9/15/11 ....................   United States          1,000,000            877,201
    (c)General Motors Acceptance Corp., FRN, 3.695%, 5/18/06 ...............   United States          2,700,000          2,647,166
       Goldman Sachs Group Inc., 5.125%, 1/15/15 ...........................   United States          1,000,000          1,000,570
       Hertz Corp., 4.70%, 10/02/06 ........................................   United States          2,000,000          1,969,442
       Household Finance Corp., 6.375%, 10/15/11 ...........................   United States          2,000,000          2,180,800
       International Lease Finance Corp., 5.75%, 2/15/07 ...................   United States          1,200,000          1,231,446
       JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ....................   United States          1,000,000          1,058,642
       Merrill Lynch & Co. Inc., 5.00%, 1/15/15 ............................   United States          1,000,000          1,003,359
       Morgan Stanley, sub. note, 4.75%, 4/01/14 ...........................   United States          1,500,000          1,452,414
       National Rural Utility Finance, 7.25%, 3/01/12 ......................   United States            250,000            286,392
       Nationwide Mutual Insurance, 144A, 8.25%, 12/01/31 ..................   United States          1,200,000          1,538,144
       Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ................   United States            150,000            161,234
       Societe Generale-New York, sub. note, 7.40%, 6/01/06 ................   United States            300,000            310,580
       Standard Chartered Bank, 144A, 8.00%, 5/30/31 .......................   United Kingdom         1,000,000          1,327,805
       Washington Mutual Bank, 5.65%, 8/15/14 ..............................   United States            900,000            935,821
       Washington Mutual Financial Corp., 6.875%, 5/15/11 ..................   United States          2,155,000          2,411,202
       Wells Fargo & Co., 3.125%, 4/01/09 ..................................   United States            900,000            865,473
                                                                                                                    --------------
                                                                                                                        33,222,196
                                                                                                                    --------------
       HEALTH SERVICES 0.9%
       Davita Inc., senior sub. note, 144A, 7.25%, 3/15/15 .................   United States            200,000            195,500
       EOP Operating LP, 4.75%, 3/15/14 ....................................   United States          2,000,000          1,923,700
       Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ............      Germany               300,000            312,750
       Highmark Inc., 144A, 6.80%, 8/15/13 .................................   United States          1,000,000          1,094,075
       Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...............   United States            300,000            280,500
       United Surgical Partners International Inc., senior sub. note, 10.00%,
        12/15/11 ...........................................................   United States            200,000            221,000
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
        10/01/14 ...........................................................   United States            200,000            209,500
                                                                                                                    --------------
                                                                                                                         4,237,025
                                                                                                                    --------------


                                                          Semiannual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       HEALTH TECHNOLOGY 0.3%
       Wyeth, senior note, 6.50%, 2/01/34 ..................................   United States    $     1,000,000     $    1,133,214
                                                                                                                    --------------
       INDUSTRIAL SERVICES 0.4%
       Allied Waste North America Inc., senior secured note, 6.50%,
         11/15/10 ..........................................................   United States            400,000            378,000
       Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ..................   United States            300,000            328,500
       Hanover Equipment Trust 01, senior secured note, B, 8.75%,
         9/01/11 ...........................................................   United States            200,000            210,750
       URS Corp., senior note, 11.50%, 9/15/09 .............................   United States            300,000            340,500
       Waste Management Inc., 6.50%, 11/15/08 ..............................   United States            500,000            532,708
                                                                                                                    --------------
                                                                                                                         1,790,458
                                                                                                                    --------------
       NON-ENERGY MINERALS 0.5%
       Glencore Funding LLC, 144A, 6.00%, 4/15/14 ..........................   United States            700,000            664,150
       Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .....................      Canada                300,000            291,750
       Weyerhaeuser Co., 6.75%, 3/15/12 ....................................   United States          1,000,000          1,069,008
                                                                                                                    --------------
                                                                                                                         2,024,908
                                                                                                                    --------------
       PROCESS INDUSTRIES 1.3%
       Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 .............      Canada                300,000            275,250
       Albemarle Corp., 5.10%, 2/01/15 .....................................   United States            150,000            148,117
       Crystal U.S. Holdings, senior sub. note, 9.625%, 6/15/14 ............   United States            300,000            332,250
       Bunge Ltd., senior note, 5.875%, 5/15/13 ............................   United States          1,000,000          1,059,497
       Crown European Holdings SA, senior secured note, 10.875%,
         3/01/13 ...........................................................   United States            200,000            229,500
       Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 .................   United States            200,000            223,750
       Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ................   United States            300,000            282,000
       JSG Funding PLC, senior sub. note, 144A, 7.75%, 4/01/15 .............      Ireland               300,000            250,500
       Lubrizol Corp., senior note, 5.50%, 10/01/14 ........................   United States          1,000,000          1,018,694
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .......................   United States            300,000            309,000
       Owens-Brockway Glass Container Inc., senior note, 144A, 6.75%,
         12/01/14 ..........................................................   United States            300,000            294,000
       PQ Corp., senior sub. note, 144A, 7.50%, 2/15/13 ....................   United States            200,000            195,000
       Rhodia SA, senior note, 10.25%, 6/01/10 .............................      France                300,000            319,500
       RPM International Inc., 6.25%, 12/15/13 .............................   United States          1,000,000          1,056,102
                                                                                                                    --------------
                                                                                                                         5,993,160
                                                                                                                    --------------
       PRODUCER MANUFACTURING 1.6%
       Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ............   United States            300,000            311,250
       Cleveland Electric Illuminating Co., senior note, 5.65%, 12/15/13 ...   United States          1,000,000          1,033,107
       Cooper Industries Ltd., 5.25%, 7/01/07 ..............................   United States          1,000,000          1,021,147
       Cummins Inc., senior note, 9.50%, 12/01/10 ..........................   United States            200,000            216,000
       Hubbell Inc., 6.375%, 5/15/12 .......................................   United States          1,000,000          1,102,836
       Hutchison Whampoa International Ltd., senior note, 144A, 6.25%,
         1/24/14 ...........................................................     Hong Kong            1,000,000          1,057,481
       Hutchison Whampoa International Ltd., senior note, 144A, 7.45%,
         11/24/33 ..........................................................     Hong Kong            1,000,000          1,128,393


72 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       PRODUCER MANUFACTURING (CONT.)
       Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ....................  United Kingdom    $       300,000     $      298,500
       Fimep SA, senior note, 10.50%, 2/15/13 ..............................      France                200,000            226,000
       Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 .........   United States            200,000            215,000
       Nortek Inc., senior sub. note, 8.50%, 9/01/14 .......................   United States            300,000            267,000
       TRW Automotive Inc., senior note, 9.375%, 2/15/13 ...................   United States            400,000            416,000
                                                                                                                    --------------
                                                                                                                         7,292,714
                                                                                                                    --------------
       REAL ESTATE DEVELOPMENT 0.0%(D)
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ..........   United States            200,000            212,000
                                                                                                                    --------------
       REAL ESTATE INVESTMENT TRUSTS 0.1%
       Host Marriott LP, senior note, 9.25%, 10/01/07 ......................   United States            300,000            322,500
                                                                                                                    --------------
       RETAIL TRADE 0.6%
       Kroger Co., senior note, 7.65%, 4/15/07 .............................   United States            500,000            529,665
       Leslie's Poolmart, senior note, 144A, 7.75%, 2/01/13 ................   United States            100,000             99,500
       Limited Brands Inc., 5.25%, 11/01/14 ................................   United States          1,000,000            955,713
       Office Depot Inc., senior note, 6.25%, 8/15/13 ......................   United States          1,000,000          1,054,346
       Rite Aid Corp., senior secured note, 8.125%, 5/01/10 ................   United States            100,000             98,000
       Rite Aid Corp., senior note, 9.25%, 6/01/13 .........................   United States            100,000             93,500
                                                                                                                    --------------
                                                                                                                         2,830,724
                                                                                                                    --------------
       TECHNOLOGY SERVICES 0.0%(D)
       UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12 ..................   United States            200,000            215,000
                                                                                                                    --------------
       TRANSPORTATION 0.9%
       CP Ships Ltd., senior note, 10.375%, 7/15/12 ........................      Canada                200,000            225,500
       CSX Corp., 7.45%, 5/06/07 ...........................................   United States          1,000,000          1,062,748
       Delta Air Lines Inc., senior note, 6.718%, 7/02/24 ..................   United States            830,759            869,101
       Laidlaw International Inc., senior note, 10.75%, 6/15/11 ............   United States            300,000            343,500
       Union Pacific Corp., 3.625%, 6/01/10 ................................   United States          1,500,000          1,430,367
                                                                                                                    --------------
                                                                                                                         3,931,216
                                                                                                                    --------------
       UTILITIES 2.9%
       Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 ...............   United States            300,000            321,000
       Utilicorp United Inc., senior note, 8.27%, 11/15/21 .................   United States            200,000            204,500
       Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ............   United States            400,000            280,000
       Centerpoint Energy Inc., senior note, 6.85%, 6/01/15 ................   United States          1,000,000          1,113,296
       Consumers Energy Co., 4.80%, 2/17/09 ................................   United States          1,000,000          1,008,159
       DPL Inc., senior note, 6.875%, 9/01/11 ..............................   United States          1,500,000          1,605,000
       Dynegy Holdings Inc., senior secured note, 144A, 10.125%,
         7/15/13 ...........................................................   United States            300,000            310,500
       East Coast Power LLC, 6.737%, 3/31/08 ...............................   United States             43,712             44,554
       El Paso Corp., senior note, 7.875%, 6/15/12 .........................   United States            200,000            196,500
       El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ............   United States            200,000            209,966
       FirstEnergy Corp., senior note, 7.375%, 11/15/31 ....................   United States            500,000            591,141
       MidAmerican Energy Holding Co., senior note, 3.50%, 5/15/08 .........   United States          1,000,000            969,613
       Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .........   United States            200,000            219,000


                                                          Semiannual Report | 73

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       UTILITIES (CONT.)
       Northeast Generation Co., senior note, 8.812%, 10/15/26 .............   United States    $       400,000     $      453,242
       Pacific Gas & Electric Co., first mortgage, 4.20%, 3/01/11 ..........   United States          1,000,000            978,559
       Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ................   United States            300,000            295,500
       Texas New Mexico Power Co., senior note, 6.125%, 6/01/08 ............   United States          1,000,000          1,024,814
       TXU Corp., 144A, 5.55%, 11/15/14 ....................................   United States          1,600,000          1,545,125
       TXU Corp., 144A, 6.55%, 11/15/34 ....................................   United States          1,000,000            987,874
       Westar Energy Inc., 6.00%, 7/01/14 ..................................   United States            500,000            538,323
                                                                                                                    --------------
                                                                                                                        12,896,666
                                                                                                                    --------------
       TOTAL BONDS (COST $113,316,169)......................................                                           115,550,421
                                                                                                                    --------------
       ASSET-BACKED SECURITIES 23.8%
    (c)AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 2.1735%,
         12/22/27 ..........................................................   United States            615,402            615,999
       Americredit Auto Receivables, 2005-AX, A1, 2.73%, 2/06/06 ...........   United States          2,913,458          2,914,163
       Ameriquest Mortgage Securities Inc., 2003-5, A3, 3.027%,
        4/25/33 ............................................................   United States             72,704             72,578
    (c)Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN, 3.03%,
         1/25/32 ...........................................................   United States          1,250,000          1,253,991
       Chase Funding Mortgage Loan Asset-Backed Certificates,
         2003-1, 1A4, 4.119%, 2/25/29 ......................................   United States          1,000,000            999,984
         2003-4, 1A2, 2.138%, 7/25/18 ......................................   United States            194,594            194,136
         2003-6, 1A4, 4.499%, 8/25/30 ......................................   United States          3,900,000          3,880,834
       Citifinancial Mortgage Securities Inc., 2003-1, AF3, 4.001%,
        1/25/33 ............................................................   United States          2,000,000          1,998,871
    (c)Countrywide Asset-Backed Certificates,
         2003-SC1, A2, FRN, 2.4335%, 1/25/30 ...............................   United States            738,870            739,865
         2004-7, AF4, FRN, 4.774%, 8/25/32 .................................   United States            917,000            912,142
         2004-9, AF4, FRN, 4.649%, 10/25/32 ................................   United States          2,950,000          2,935,985
         2004-12, AF6, FRN, 4.634%, 3/25/35 ................................   United States          2,000,000          1,984,521
         2004-13, AF6, FRN, 4.581%, 4/25/35 ................................   United States         13,700,000         13,617,005
       Equity One ABS Inc.,
         2001-3, AF3, 5.191%, 5/25/32 ......................................   United States            352,728            353,596
         2004-1, AF6, 4.205%, 4/25/34 ......................................   United States          4,750,000          4,654,393
       FNMA, G93-33, K, 7.00%, 9/25/23 .....................................   United States          2,353,270          2,482,390
       FNMA Grantor Trust, 2003-T4, 2A3, 2.859%, 12/26/29 ..................   United States             60,456             60,346
    (c)First Franklin Mortgage,
         2003-FFB, A, FRN, 3.05%, 2/25/33 ..................................   United States            604,448            605,472
         2004-FF8, A2B, FRN, 2.92%, 10/25/34 ...............................   United States          4,736,000          4,757,882
       GMAC Mortgage Corp. Loan Trust,
         2004-HE2, A2, 2.88%, 10/25/33 .....................................   United States          1,700,000          1,678,556
         2004-HE5, A6, 4.388%, 9/25/34 .....................................   United States          6,600,000          6,569,499
       Green Tree Financial Corp., 1999-2, M1, 6.80%, 12/01/30 .............   United States            400,000            146,250
       Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
        5.317%, 6/10/36 ....................................................   United States          6,300,000          6,520,784
       Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ............   United States            576,731            575,547
       Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A,
        5.35%, 2/10/39 .....................................................   United States          2,688,868          2,605,471


74 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES (CONT.)
    (c)Long Beach Mortgage Loan Trust, 2003-4, AV3, FRN, 1.45%,
         8/25/33 ...........................................................   United States    $     1,663,764     $    1,666,785
       Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
         4/15/11 ...........................................................   United States            874,119            866,341
    (c)Morgan Stanley Capital I,
       2002-NC4, A2, FRN, 2.332%, 9/25/32 ..................................   United States            147,680            147,849
       2004-IQ7, A4, FRN, 5.434%, 6/15/38 ..................................   United States          6,900,000          7,210,174
    (c)New Century Home Equity Loan Trust,
         2003-5, AI2, FRN, 2.94%, 11/25/33 .................................   United States          1,216,332          1,213,858
         2003-5, AI3, FRN, 3.56%, 11/25/33 .................................   United States            200,000            199,347
         2004-2, A3, FRN, 2.78%, 8/25/34 ...................................   United States          6,077,265          6,082,493
       Residential Asset Mortgage Products Inc., 2003-RS11, AI2, 3.047%,
         3/25/25 ...........................................................   United States            164,728            164,402
       Residential Funding Mortgage Securities II,
         2002-HI5, A4, 4.04%, 7/25/15 ......................................   United States            329,944            329,427
         2003-RS5, AI3, 2.59%, 10/25/28 ....................................   United States            949,251            944,760
         2005-HI1, A4, 4.70%, 8/25/34 ......................................   United States          5,500,000          5,459,610
    (c)Residential Asset Securities Corp.,
         1999-KS4, A14, FRN, 7.22%, 6/25/28 ................................   United States            796,307            811,717
         2000-KS2, AII, FRN, 3.27%, 3/25/30 ................................   United States          2,011,200          2,012,585
         2001-KS2, AI5, FRN, 7.014%, 6/25/31 ...............................   United States             31,599             32,421
         2002-KS2, AIIB, FRN, 3.29%, 4/25/32 ...............................   United States            206,521            207,097
         2004-KS1, AI4, FRN, 4.213%, 4/25/32 ...............................   United States          2,000,000          1,991,562
    (c)Securitized Asset Backed Receivables LLC, 2004-OP1, M1, FRN,
         3.53%, 2/25/34 ....................................................   United States          1,000,000          1,003,281
       Structured Asset Securities Corp.,
         2002-1A, 2A1, 3.748%, 2/25/32 .....................................   United States            707,129            712,145
         2004-4XS, 1A4, 4.13%, 2/25/34 .....................................   United States          2,750,000          2,745,650
       Susquehanna Auto Lease Trust, 2005-1,
         A2, 144A, 4.08%, 7/16/07 ..........................................   United States            700,000            701,476
         A3, 144A, 4.43%, 6/16/08 ..........................................   United States          7,300,000          7,340,201
       Wells Fargo Home Equity Trust, 2004-2, AI5, 4.89%, 11/25/28 .........   United States          2,200,000          2,209,318
                                                                                                                    --------------
       TOTAL ASSET-BACKED SECURITIES (COST $107,462,442)....................                                           107,182,759
                                                                                                                    --------------
       MORTGAGE-BACKED SECURITIES 25.1%
    (c)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.4%
       FHLMC, 4.273%, 4/01/30 ..............................................   United States          1,501,560          1,541,854
       FHLMC, 4.437%, 9/01/27 ..............................................   United States            259,208            268,259
       FHLMC, 6.419%, 3/01/25 ..............................................   United States            204,799            210,524
                                                                                                                    --------------
                                                                                                                         2,020,637
                                                                                                                    --------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 9.0%
       FHLMC Gold 15 Year, 4.50%, 10/01/18 - 1/01/19 .......................   United States          6,120,895          6,074,210
       FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 .......................   United States          1,403,306          1,416,641
       FHLMC Gold 15 Year, 6.00%, 2/01/17 ..................................   United States            178,289            184,971
       FHLMC Gold 30 Year, 10.00%, 10/01/30 ................................   United States          1,087,632          1,246,290
       FHLMC Gold 30 Year, 5.00%, 12/01/34 .................................   United States          4,945,401          4,901,396
       FHLMC Gold 30 Year, 5.00%, 8/01/33 - 1/01/35 ........................   United States          8,785,707          8,714,527


                                                          Semiannual Report | 75

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONT.)
       FHLMC Gold 30 Year, 5.50%, 11/01/34 .................................   United States    $     1,989,214     $    2,013,190
       FHLMC Gold 30 Year, 5.50%, 9/01/34 ..................................   United States          6,492,965          6,571,223
       FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ........................   United States          5,612,879          5,767,155
       FHLMC Gold 30 Year, 6.50%, 4/01/28 - 7/01/32 ........................   United States          1,111,089          1,157,006
       FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ........................   United States          1,442,506          1,525,006
       FHLMC Gold 30 Year, 7.50%, 3/01/32 ..................................   United States            169,939            182,428
       FHLMC Gold 30 Year, 8.50%, 8/01/30 ..................................   United States             24,128             26,354
       FHLMC Gold 30 Year, 9.00%, 1/01/22 ..................................   United States            419,397            452,522
       FHLMC PC 30 Year, 8.50%, 5/01/12 ....................................   United States             85,637             88,861
                                                                                                                    --------------
                                                                                                                        40,321,780
                                                                                                                    --------------
    (c)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 5.5%
       FNMA, 3.00%, 6/01/15 ................................................   United States            204,486            208,710
       FNMA, 3.566%, 12/01/27 ..............................................   United States            749,138            767,508
       FNMA, 3.84%, 3/01/33 ................................................   United States          1,038,142          1,055,102
       FNMA, 3.845%, 6/01/33 ...............................................   United States            780,600            793,352
       FNMA, 4.077%, 12/01/34 ..............................................   United States          7,576,178          7,583,254
       FNMA, 4.113%, 11/01/31 ..............................................   United States          1,753,292          1,801,431
       FNMA, 4.192%, 12/01/22 ..............................................   United States            391,143            397,231
       FNMA, 4.367%, 2/01/34 ...............................................   United States          6,410,151          6,422,536
       FNMA, 4.418%, 5/01/25 ...............................................   United States            289,238            295,660
       FNMA, 4.647%, 12/01/34 ..............................................   United States          3,235,108          3,259,552
       FNMA, 4.701%, 9/01/19 ...............................................   United States             72,469             73,845
       FNMA, 4.765%, 1/01/17 ...............................................   United States            839,054            851,950
       FNMA, 4.955%, 6/01/17 ...............................................   United States            192,982            196,934
       FNMA, 5.415%, 6/01/32 ...............................................   United States            752,013            779,938
       FNMA, 6.185%, 12/01/24 ..............................................   United States             98,778            102,183
       FNMA, 8.295%, 6/01/30 ...............................................   United States             28,027             27,934
                                                                                                                    --------------
                                                                                                                        24,617,120
                                                                                                                    --------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 6.2%
       FNMA 15 Year, 4.50%, 3/01/19 - 5/01/19 ..............................   United States          2,590,508          2,566,311
       FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 ..............................   United States          2,991,960          3,019,449
       FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 ..............................   United States          1,684,140          1,726,268
       FNMA 15 Year, 6.00%, 8/01/16 - 5/01/17 ..............................   United States          1,001,574          1,038,761
       FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 ..............................   United States            152,022            158,661
       FNMA 15 Year, 7.50%, 1/01/30 ........................................   United States            175,277            188,015
       FNMA 30 Year, 5.50%, 6/01/33 - 5/01/34 ..............................   United States          9,953,135         10,061,612
       FNMA 30 Year, 6.00%, 11/01/33 ................................. .....   United States          1,421,477          1,461,378
       FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 ..............................   United States          4,001,164          4,169,535
       FNMA 30 Year, 7.00%, 8/01/29 - 10/01/32 .............................   United States          1,156,123          1,222,376
       FNMA 30 Year, 8.00%, 12/01/30 .......................................   United States             22,521             24,596
       FNMA 30 Year, 8.50%, 5/01/32 ........................................   United States            585,116            639,265
       FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 .............................   United States          1,410,804          1,557,462
                                                                                                                    --------------
                                                                                                                        27,833,689
                                                                                                                    --------------


76 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.9%
       GNMA I SF 15 Year, 7.00%, 2/15/09 ...................................   United States    $        95,763     $       99,793
       GNMA I SF 30 Year, 5.00%, 4/15/34 - 8/15/34 .........................   United States          5,259,170          5,257,771
       GNMA I SF 30 Year, 5.50%, 5/15/33 - 9/15/33 .........................   United States          1,611,178          1,641,528
       GNMA I SF 30 Year, 6.00%, 1/15/32 - 9/15/32 .........................   United States            862,451            890,803
       GNMA I SF 30 Year, 6.50%, 8/15/31 - 9/15/32 .........................   United States          1,345,211          1,409,597
       GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 ........................   United States            150,220            159,509
       GNMA I SF 30 Year, 7.50%, 8/15/05 - 11/15/26 ........................   United States          1,411,083          1,498,639
       GNMA I SF 30 Year, 8.00%, 8/15/16 - 7/15/17 .........................   United States            360,975            391,437
       GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 .........................   United States            110,606            122,730
       GNMA II SF 30 Year, 5.00%, 1/20/34 ..................................   United States          3,021,650          3,015,165
       GNMA II SF 30 Year, 6.00%, 5/20/31 ..................................   United States             95,960             98,982
       GNMA II SF 30 Year, 6.50%, 3/20/28 - 4/15/31 ........................   United States             74,461             77,819
       GNMA II SF 30 Year, 7.00%, 5/20/27 - 12/15/30 .......................   United States          1,554,534          1,644,495
       GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ........................   United States            609,835            652,180
       GNMA II SF 30 Year, 8.00%, 1/20/27 - 7/20/27 ........................   United States            484,551            523,439
       GNMA II SF 30 Year, 8.25%, 9/20/17 ..................................   United States             48,224             52,219
                                                                                                                    --------------
                                                                                                                        17,536,106
                                                                                                                    --------------
    (c)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.1%
       GNMA, 4.125%, 10/20/26 - 10/20/26 ...................................   United States            247,155            252,068
       GNMA, 4.375%, 1/20/23 ...............................................   United States            110,407            112,616
                                                                                                                    --------------
                                                                                                                           364,684
                                                                                                                    --------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $112,518,089) ................                                           112,694,016
                                                                                                                    --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 12.0%
       FHLMC, 5.25%, 1/15/06 ...............................................   United States          5,000,000          5,061,215
       FNMA, 3.125%, 12/15/07 ..............................................   United States          4,500,000          4,408,020
       FNMA, 6.625%, 10/15/07 ..............................................   United States          5,000,000          5,312,175
       FNMA, 6.625%, 11/15/30 ..............................................   United States          2,500,000          3,092,680
       FNMA, 7.25%, 5/15/30 ................................................   United States          1,500,000          1,993,338
       U.S. Treasury Bond, 5.25%, 2/15/29 ..................................   United States          7,000,000          7,646,681
       U.S. Treasury Bond, 5.375%, 2/15/31 .................................   United States          1,450,000          1,638,161
       U.S. Treasury Bond, 6.00%, 2/15/26 ..................................   United States          6,000,000          7,101,330
       U.S. Treasury Bond, 7.25%, 8/15/22 ..................................   United States            830,000          1,093,363
       U.S. Treasury Note, 3.00%, 2/15/08 ..................................   United States         14,400,000         14,128,877
       U.S. Treasury Note, 4.25%, 8/15/14 ..................................   United States          2,500,000          2,511,330
                                                                                                                    --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $52,540,063).......                                            53,987,170
                                                                                                                    --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 8.0%
    (e)Bank of Thailand Bond, 2/23/06 ......................................     Thailand            16,100,000 THB        399,878
       Government of Canada, 3.00%, 6/01/06 ................................      Canada              1,300,000 CAD      1,034,970
       Government of Hungary, 8.50%, 10/12/05 ..............................      Hungary           128,000,000 HUF        653,224
       Government of Malaysia, 4.032%, 9/15/09 .............................     Malaysia             4,000,000 MYR      1,076,929
       Government of Malaysia, 4.305%, 2/27/09 .............................     Malaysia             9,300,000 MYR      2,522,013
       Government of New Zealand, 7.00%, 7/15/09 ...........................    New Zealand           4,812,000 NZD      3,657,127
       Indonesia Recapital Bond, 13.15%, 3/15/10 ...........................     Indonesia        9,320,000,000 IDR      1,056,977
       Indonesia Recapital Bond, 14.00%, 6/15/09 ...........................     Indonesia        2,125,000,000 IDR        248,472
       Indonesia Recapital Bond, 14.25%, 6/15/13 ...........................     Indonesia          695,000,000 IDR         83,335


                                                          Semiannual Report | 77

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
       Indonesia Recapital Bond, 14.275%, 12/15/13 .........................     Indonesia       12,430,000,000 IDR $    1,494,327
       Kingdom of Norway, 6.75%, 1/15/07 ...................................      Norway              5,900,000 NOK        999,092
       Kingdom of Sweden, 3.50%, 4/20/06 ...................................      Sweden              3,600,000 SEK        511,117
       Kingdom of Sweden, 5.50%, 10/08/12 ..................................      Sweden              2,880,000 SEK        465,283
       Kingdom of Sweden, 8.00%, 8/15/07 ...................................      Sweden              1,110,000 SEK        174,998
    (f)Kingdom of Sweden, Inflation-Indexed Bonds 3.50%, 12/01/15 ..........      Sweden              8,200,000 SEK      1,484,857
       Korea Treasury Bond, 4.50%, 9/03/06 .................................    South Korea       1,920,000,000 KRW      1,946,346
       Korea Treasury Bond, 4.50%, 9/09/08 .................................    South Korea       3,300,000,000 KRW      3,381,228
       Korea Treasury Bond, 4.75%, 3/12/08 .................................    South Korea       1,100,000,000 KRW      1,132,558
       New South Wales Treasury Corp., 6.50%, 5/01/06 ......................     Australia              400,000 AUD        315,287
    (c)Republic of Argentina, FRN, 3.01%, 8/03/12 ..........................     Argentina            1,050,000            879,654
       Republic of Peru, 9.875%, 2/06/15 ...................................       Peru                 100,000            117,857
    (c)Republic of Peru, FRN, 4.50%, 3/07/17 ...............................       Peru                 495,000            459,756
    (c)Republic of Peru, FRN, 5.00%, 3/07/17 ...............................       Peru                  97,750             93,176
       Republic of Philippines, 9.00%, 2/15/13 ............................     Philippines             500,000            519,075
       Republic of Poland, 6.00%, 5/24/09 ..................................      Poland             11,700,000 PLN      3,563,137
       Republic of Poland, 8.50%, 5/12/07 ..................................      Poland              2,100,000 PLN        667,453
       Republic of Poland, 8.50%, 11/12/06 .................................      Poland              1,150,000 PLN        360,544
       Republic of Singapore, 4.00%, 3/01/07 ...............................     Singapore            1,650,000 SGD      1,042,060
       Republic of Ukraine, 144A, 6.875%, 3/04/11 ..........................      Ukraine               550,000            571,808
       Republic of Ukraine, 144A, 7.65%, 6/11/13 ...........................      Ukraine               250,000            269,375
    (c)Republic of Ukraine, FRN, 5.36%, 8/05/09 ............................      Ukraine               100,000            107,630
    (c)Republic of Venezuela, FRN, 3.09%, 4/20/11 ..........................     Venezuela              500,000            445,250
    (c)Socialist Republic of Vietnam, FRN, 4.064%, 3/12/16 .................      Vietnam               258,261            244,453
       Thailand Government Bond, 4.125%, 2/12/08 ...........................     Thailand            19,000,000 THB        494,527
       Thailand Government Bond, 8.00%, 12/08/06 ...........................     Thailand            49,400,000 THB      1,352,460
       Thailand Government Bond, 8.50%, 10/14/05 ...........................     Thailand            66,600,000 THB      1,735,232
       Thailand Government Bond, 8.50%, 12/08/08 ...........................     Thailand            15,000,000 THB        447,310
                                                                                                                    --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $33,271,431)..................................................                                            36,008,775
                                                                                                                    --------------
(c),(g)SENIOR FLOATING RATE INTERESTS 0.7%
       COMMERCIAL SERVICES  0.0%(D)
       DS Waters Enterprises LP, Term Loan, 7.27% - 7.59%, 11/07/09 ........   United States            204,250            195,461
                                                                                                                    --------------
       COMMUNICATIONS  0.1%
       SpectraSite Communications Inc., Term Loan B, 4.52%,
         5/30/12 ...........................................................   United States            299,250            302,211
                                                                                                                    --------------
       CONSUMER NON-DURABLES 0.1%
       Michael Foods Inc., Term Loan B, 4.84% - 5.10%, 11/21/10 ............   United States            273,825            277,933
       Southern Wine & Spirits of America Inc., Term Loan B,
         5.35%, 7/02/08 ....................................................   United States            295,459            299,599
                                                                                                                    --------------
                                                                                                                           577,532
                                                                                                                    --------------


78 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY        PRINCIPAL AMOUNT(a)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(c),(g)SENIOR FLOATING RATE INTERESTS (CONT.)
       CONSUMER SERVICES  0.1%
       Cinram International Inc., Term Loan D, 5.91%, 9/30/09 ..............      Canada        $       274,393     $      278,920
                                                                                                                    --------------
       FINANCE 0.1%
       Newkirk Master LP, Term Loan, 7.56%, 11/24/06 .......................   United States            249,986            253,163
                                                                                                                    --------------
       HEALTH SERVICES 0.0%(D)
       Quintiles Transnational Corp., Term Loan B, 4.84%, 9/25/09 ..........   United States            150,339            151,091
                                                                                                                    --------------
       INDUSTRIAL SERVICES  0.1%
       Washington Group International Inc., Synthetic Term Loan,
         2.96%, 10/01/07 ...................................................   United States            300,000            300,366
                                                                                                                    --------------
       PROCESS INDUSTRIES 0.1%
       Berry Plastics Corp., Term Loan C, 4.77%, 7/22/10 ...................   United States            258,923            262,529
       Nalco Co., Term Loan B, 4.92% - 5.05%, 11/04/10 .....................   United States            249,707            253,726
                                                                                                                    --------------
                                                                                                                           516,255
                                                                                                                    --------------
       PRODUCER MANUFACTURING 0.1%
       Sensus Metering Systems Inc., Term Loan, 5.35% - 5.58%,
         12/17/10 ..........................................................   United States            245,000            247,626
       TriMas Corp., Term Loan B, 6.64% - 6.90%, 12/06/09 ..................   United States            295,557            300,237
                                                                                                                    --------------
                                                                                                                           547,863
                                                                                                                    --------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $3,102,938)...............                                              3,122,862
                                                                                                                    --------------
    (c)CREDIT-LINKED STRUCTURED NOTE (COST $5,634,550) 1.2%
       FINANCE CONGLOMERATES 1.2%
       Credit Suisse First Boston International, 144A, FRN, 5.35%,
        3/20/09 ............................................................   United States          5,600,000          5,642,000
                                                                                                                    --------------
                                                                                                ---------------
                                                                                                    SHARES
                                                                                                ---------------
       PREFERRED STOCKS (COST $20) 0.0%(D)
       COMMUNICATIONS 0.0%(D)
       PTV Inc., 10.00%, pfd., A ...........................................   United Kingdom                 1                  3
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $427,845,702)......................                                           434,188,006
                                                                                                                    --------------
                                                                                                ----------------
                                                                                                PRINCIPAL AMOUNT
                                                                                                ----------------
       SHORT TERM INVESTMENTS 2.4%
       FOREIGN GOVERNMENT SECURITIES (COST $111,411) 0.0%(d)
    (e)Thailand Treasury Bill, Strip, 3/09/06 ..............................     Thailand       $     4,370,000 THB        108,546
                                                                                                                    --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $299,473) 0.1%
(e),(h)U.S. Treasury Bill, 5/26/05..........................................   United States            300,000            299,479
                                                                                                                    --------------
       TOTAL INVESTMENTS BEFORE MONEY FUNDS (COST $428,256,586).............                                           434,596,031
                                                                                                                    --------------


                                                          Semiannual Report | 79

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                                COUNTRY             SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------------
       MONEY FUND (COST $10,481,257) 2.3%
(h),(i)Franklin Institutional Fiduciary Trust Money Market Portfolio .......   United States         10,481,257     $   10,481,257
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $438,737,843) 98.9%..........................                                           445,077,288
       OTHER ASSETS, LESS LIABILITIES 1.1%..................................                                             4,756,772
                                                                                                                    --------------
       NET ASSETS 100.0%....................................................                                        $  449,834,060
                                                                                                                    ==============

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
HUF - Hungarian Forint
IDR - Indonesian Rupiah
KRW - South Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht

See Selected Portfolio Abbreviations on page 81.

(a)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)   Defaulted security. See Note 9.

(c)   The coupon shown represents the rate at period end.

(d)   Rounds to less than 0.05% of net assets.

(e) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(f) The redemption price at maturity is adjusted for changes in underlying inflation index. See Note 1(i).

(g)   See Note 1(g) regarding senior floating rate interests.

(h)   On deposit with broker for initial margin on futures contracts. See Note
      1(d).

(i) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


80 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

SELECTED PORTFOLIO ABBREVIATIONS

FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Notes
GNMA  - Government National Mortgage Association
L/C   - Line of Credit
LIBOR - London InterBank Offered Rate
NCI   - National Median Cost of Funds Index
PC    - Participation Sales Certificates
PLC   - Public Limited Co.
SBA   - Small Business Administration
SF    - Single Family
VA    - Veterans Administration


                     Semiannual Report | See notes to financial statements. | 81

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)

                                                         ------------------------------------------------------------------------
                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           ADJUSTABLE        FLOATING RATE      LOW DURATION         FRANKLIN
                                                         U.S. GOVERNMENT     DAILY ACCESS       TOTAL RETURN       TOTAL RETURN
                                                         SECURITIES FUND         FUND               FUND               FUND
                                                         ------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................   $            --    $ 1,035,053,450    $     6,478,866    $   428,256,586
  Cost - Sweep Money Fund (Note 7) ...................                --        176,462,649            453,658         10,481,257
  Cost - Portfolio (Note 1) ..........................       621,652,194                 --                 --                 --
                                                         ------------------------------------------------------------------------
  Total cost of investments ..........................   $   621,652,194    $ 1,211,516,099    $     6,932,524    $   438,737,843
                                                         ========================================================================
  Value - Unaffiliated issuers .......................   $            --    $ 1,041,016,716    $     6,451,049    $   434,596,031
  Value - Sweep Money Fund (Note 7) ..................                --        176,462,649            453,658         10,481,257
  Value - Portfolio (Note 1) .........................       582,858,986                 --                 --                 --
                                                         ------------------------------------------------------------------------
  Total value of investments .........................       582,858,986      1,217,479,365          6,904,707        445,077,288
 Cash ................................................                --          6,203,327                 --             54,405
 Receivables:
  Investment securities sold .........................         1,175,331         29,876,231              1,955            383,771
  Capital shares sold ................................         1,104,326         12,649,028            161,397          1,590,358
  Dividends and Interest .............................                --          4,338,982             40,735          4,104,100
  Affiliates .........................................                --                 --             15,445                 --
 Unamortized offering costs ..........................                --                 --             21,636                 --
 Unrealized gain on unfunded loan commitments
  (Note 11) ..........................................                --             61,377                 --                 --
 Other assets ........................................                --             34,180                 --                 --
                                                         ------------------------------------------------------------------------
      Total assets ...................................       585,138,643      1,270,642,490          7,145,875        451,209,922
                                                         ------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................                --         66,260,500            148,795                 --
  Capital shares redeemed ............................         1,605,499          7,774,630              1,000            392,532
  Affiliates .........................................           204,543            869,308                 --            238,964
  Variation margin ...................................                --                 --                 --             34,820
  Distributions to shareholders ......................           469,775          1,109,125             13,761            660,275
  Offering costs .....................................                --                 --             39,289                 --
 Other liabilities ...................................            58,262            652,571             14,920             49,271
                                                         ------------------------------------------------------------------------
      Total liabilities ..............................         2,338,079         76,666,134            217,765          1,375,862
                                                         ------------------------------------------------------------------------
        Net assets, at value .........................   $   582,800,564    $ 1,193,976,356    $     6,928,110    $   449,834,060
                                                         ========================================================================
Net assets consist of:
 Undistributed net investment income (distributions in
  excess of net investment income) ...................   $        52,161    $      (497,156)   $       (19,441)   $    (2,335,719)
 Net unrealized appreciation (depreciation) ..........       (38,793,208)         6,024,643            (27,805)         6,656,361
 Accumulated net realized gain (loss) ................       (15,630,168)        (1,180,791)           (22,344)         3,377,467
 Paid-in capital .....................................       637,171,779      1,189,629,660          6,997,700        442,135,951
                                                         ------------------------------------------------------------------------
        Net assets, at value .........................   $   582,800,564    $ 1,193,976,356    $     6,928,110    $   449,834,060
                                                         ========================================================================


82 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005 (unaudited)

                                                         ------------------------------------------------------------------------
                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           ADJUSTABLE        FLOATING RATE      LOW DURATION         FRANKLIN
                                                         U.S. GOVERNMENT     DAILY ACCESS       TOTAL RETURN       TOTAL RETURN
                                                         SECURITIES FUND         FUND               FUND               FUND
                                                         ------------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................   $   532,352,230    $   764,165,478    $     6,928,110    $   222,461,105
                                                         ========================================================================
 Shares outstanding ..................................        59,046,369         75,518,217            700,607         21,971,955
                                                         ========================================================================
 Net asset value per share(a) ........................   $          9.02    $         10.12    $          9.89    $         10.12
                                                         ========================================================================
 Maximum offering price per share (net asset value
  per share / 97.75%, 97.75%, 97.75% and 95.75%,
  respectively) ......................................   $          9.23    $         10.35    $         10.12    $         10.57
                                                         ========================================================================
CLASS B:
 Net assets, at value ................................                --    $    67,822,392                 --    $    20,762,404
                                                         ========================================================================
 Shares outstanding ..................................                --          6,708,873                 --          2,050,971
                                                         ========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................                --    $         10.11                 --    $         10.12
                                                         ========================================================================
CLASS C:
 Net assets, at value ................................   $    50,448,334    $   317,721,201                 --    $    28,099,398
                                                         ========================================================================
 Shares outstanding ..................................         5,598,587         31,396,016                 --          2,776,928
                                                         ========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................   $          9.01    $         10.12                 --    $         10.12
                                                         ========================================================================
CLASS R:
 Net assets, at value ................................                --                 --                 --    $    14,599,207
                                                         ========================================================================
 Shares outstanding ..................................                --                 --                 --          1,442,139
                                                         ========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................                --                 --                 --    $         10.12
                                                         ========================================================================
ADVISOR CLASS:
 Net assets, at value ................................                --    $    44,267,285                 --    $   163,911,946
                                                         ========================================================================
 Shares outstanding ..................................                --          4,371,791                 --         16,166,871
                                                         ========================================================================
 Net asset value and maximum offering price
  per share(a) .......................................                --    $         10.13                 --    $         10.14
                                                         ========================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 83

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2005 (unaudited)

                                                         ------------------------------------------------------------------------
                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           ADJUSTABLE        FLOATING RATE      LOW DURATION         FRANKLIN
                                                         U.S. GOVERNMENT     DAILY ACCESS       TOTAL RETURN       TOTAL RETURN
                                                         SECURITIES FUND         FUND               FUND(a)            FUND
                                                         ------------------------------------------------------------------------
Investment income:
 Dividends:
  Sweep Money Fund (Note 7) ..........................   $            --    $     1,453,373    $         4,671    $       219,676
  Portfolio (Note 1) .................................        10,555,059                 --                 --
 Interest ............................................                --         22,408,306             83,798          9,839,485
                                                         ------------------------------------------------------------------------
      Total investment income ........................        10,555,059         23,861,679             88,469         10,059,161
                                                         ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................                --          1,811,293             10,852            867,926
 Administrative fees (Note 3) ........................           299,277          1,047,673              5,495            428,104
 Distribution fees: (Note 3)
  Class A ............................................           685,842            817,501              6,902            273,517
  Class B ............................................                --            332,132                 --             65,153
  Class C ............................................           159,681            933,090                 --             79,051
  Class R ............................................                --                 --                 --             29,132
 Transfer agent fees (Note 3) ........................           267,960            377,780              1,846            238,619
 Custodian fees (Note 4) .............................                --             10,516                453             16,401
 Reports to shareholders .............................            28,243             38,378              5,068             19,906
 Registration and filing fees ........................            38,197             89,305              1,701             42,479
 Professional fees ...................................             8,116             23,769              7,249             14,322
 Trustees' fees and expenses .........................             9,108             11,751                108              5,544
 Amortization of offering costs ......................                --                 --             17,653
 Other ...............................................            15,957            239,923                776             22,742
                                                         ------------------------------------------------------------------------
      Total expenses .................................         1,512,381          5,733,111             58,103          2,102,896
      Expense reductions (Note 4) ....................                --             (7,573)                (4)            (1,772)
      Expenses waived/paid by affiliate (Note 3) .....                --                 --            (33,370)          (369,579
                                                         ------------------------------------------------------------------------
       Net expenses ..................................         1,512,381          5,725,538             24,729          1,731,545
                                                         ------------------------------------------------------------------------
        Net investment income ........................         9,042,678         18,136,141             63,740          8,327,616
                                                         ------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments .......................................          (331,089)          (500,146)           (22,224)         4,399,482
   Financial futures contracts .......................                --                 --                 --           (122,460)
   Foreign currency transactions .....................                --                 --               (120)           (24,606
                                                         ------------------------------------------------------------------------
        Net realized gain (loss) .....................          (331,089)          (500,146)           (22,344)         4,252,416
                                                         ------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation) on:
  Investments ........................................        (2,358,457)          (135,343)           (27,817)        (7,315,696)
  Translation of assets and liabilities denominated
    in foreign currencies ............................                --                 --                 12            (24,798
                                                         ------------------------------------------------------------------------
        Net unrealized appreciation (depreciation) ...        (2,358,457)          (135,343)           (27,805)        (7,340,494)
                                                         ------------------------------------------------------------------------
Net realized and unrealized gain (loss) ..............        (2,689,546)          (635,489)           (50,149)        (3,088,078)
                                                         ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................   $     6,353,132    $    17,500,652    $        13,591    $     5,239,538
                                                         ========================================================================

(a) For the period November 17, 2004 (commencement of operations) to April 30, 2005.


84 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                     -------------------------------------------------------------------------
                                                             FRANKLIN ADJUSTABLE                 FRANKLIN FLOATING RATE
                                                       U.S. GOVERNMENT SECURITIES FUND              DAILY ACCESS FUND
                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                      APRIL 30, 2005    OCTOBER 31, 2004    APRIL 30, 2005    OCTOBER 31, 2004
                                                     -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................   $      9,042,678   $     18,674,936   $     18,136,141   $     14,600,814
  Net realized gain (loss) from investments ......           (331,089)        (1,091,446)          (500,146)           922,289
  Net change in unrealized appreciation
   (depreciation) on investments .................         (2,358,457)        (6,317,836)          (135,343)         3,868,506
                                                     -------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .................          6,353,132         11,265,654         17,500,652         19,391,609
                                                     -------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................         (8,435,103)       (17,802,046)       (12,093,684)        (9,152,394)
   Class B .......................................                 --                 --         (1,006,199)          (982,671)
   Class C .......................................           (653,751)          (774,553)        (4,668,998)        (4,056,713)
   Advisor Class .................................                 --                 --           (810,998)          (524,681)
                                                     -------------------------------------------------------------------------
 Total distributions to shareholders .............         (9,088,854)       (18,576,599)       (18,579,879)       (14,716,459)
                                                     -------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .......................................        (42,209,422)       (67,675,358)       149,891,168        484,677,494
   Class B .......................................                 --                 --         (1,471,089)        40,298,522
   Class C .......................................          1,246,643         36,911,872         47,878,592        172,808,930
   Advisor Class .................................                 --                 --          6,492,885         30,076,623
                                                     -------------------------------------------------------------------------
 Total capital share transactions ................        (40,962,779)       (30,763,486)       202,791,556        727,861,569
                                                     -------------------------------------------------------------------------
 Redemption fees .................................              2,728              2,215             18,131              8,845
                                                     -------------------------------------------------------------------------
      Net increase (decrease) in net assets ......        (43,695,773)       (38,072,216)       201,730,460        732,545,564
Net assets:
 Beginning of period .............................        626,496,337        664,568,553        992,245,896        259,700,332
                                                     -------------------------------------------------------------------------
 End of period ...................................   $    582,800,564   $    626,496,337   $  1,193,976,356   $    992,245,896
                                                     =========================================================================
Undistributed net investment income
 (distributions in excess of net investment income)
 included in net assets:
  End of period ..................................   $         52,161   $         98,337   $       (497,156)  $        (53,418)
                                                     =========================================================================


                     Semiannual Report | See notes to financial statements. | 85

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                                ---------------------------------------------------------
                                                                     FRANKLIN
                                                                   LOW DURATION                    FRANKLIN
                                                                TOTAL RETURN FUND             TOTAL RETURN FUND
                                                                ---------------------------------------------------------
                                                                   PERIOD ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                                 APRIL 30, 2005(a)    APRIL 30, 2005     OCTOBER 31, 2004
                                                                ---------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................  $          63,740    $      8,327,616    $     14,391,914
  Net realized gain (loss) from investments, financial futures
   contracts, and foreign currency transactions ..............            (22,344)          4,252,416           5,216,826
  Net change in unrealized appreciation (depreciation) on
   investments, and translation of assets and liabilities
   denominated in foreign currencies .........................            (27,805)         (7,340,494)          4,099,926
                                                                ---------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations .......................................             13,591           5,239,538          23,708,666
                                                                ---------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................            (83,181)         (4,762,268)         (8,424,259)
   Class B ...................................................                 --            (400,774)           (717,644)
   Class C ...................................................                 --            (479,904)           (835,935)
   Class R ...................................................                 --            (238,900)           (374,553)
   Advisor Class .............................................                 --          (3,573,913)         (7,096,499)
                                                                ---------------------------------------------------------
 Total distributions to shareholders .........................            (83,181)         (9,455,759)        (17,448,890)
                                                                ---------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...................................................          6,997,700          15,596,435          56,606,400
   Class B ...................................................                 --           1,576,779           5,325,752
   Class C ...................................................                 --           6,145,965           6,092,149
   Class R ...................................................                 --           5,638,296           1,622,266
   Advisor Class .............................................                 --          19,420,150          10,191,360
                                                                ---------------------------------------------------------
 Total capital share transactions ............................          6,997,700          48,377,625          79,837,927
                                                                ---------------------------------------------------------
 Redemption fees .............................................                 --               4,336                 588
                                                                ---------------------------------------------------------
      Net increase (decrease) in net assets ..................          6,928,110          44,165,740          86,098,291
Net assets:
 Beginning of period .........................................                 --         405,668,320         319,570,029
                                                                ---------------------------------------------------------
 End of period ...............................................  $       6,928,110    $    449,834,060    $    405,668,320
                                                                =========================================================
Undistributed net investment income (distributions
 in excess of net investment income) included in net assets:
  End of period ..............................................  $         (19,441)   $     (2,335,719)   $     (1,207,576)
                                                                =========================================================

(a) For the period November 17, 2004 (commencement of operations) to April 30, 2005.


86 | See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified except Franklin Floating Rate Daily Access Fund. The financial statements of the remaining funds in the series are presented separately.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

Effective November 17, 2004, the Trust began offering shares of the Franklin Low Duration Total Return fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, U.S. Government securities, Mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.


                                                          Semiannual Report | 87

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at its proportionate interest in the closing net asset value of the Portfolio. As of April 30, 2005, the Fund owns 100% of the Portfolio. (See
Note 1 of the Portfolio's Financial Statements.)


88 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                          Semiannual Report | 89

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FUTURES CONTRACTS (CONTINUED)

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

G. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.


90 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Inflation-indexed bonds are fixed-income securities whose principal amount or redemption price at maturity is adjusted to the rate of inflation. Interest is accrued based on the inflation adjusted principal amount. Any increase in the principal amount of an inflation-indexed bond, which is received upon maturity, is recorded as interest income.

J. OFFERING COSTS

Offering cost are amortized on a straight line basis over twelve months.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.


                                                          Semiannual Report | 91

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A, CLASS B,
                                                          CLASS A, CLASS B,               CLASS C, CLASS R &
CLASS A                 CLASS A & CLASS C                 CLASS C & ADVISOR CLASS         ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Franklin Low Duration   Franklin Adjustable U.S.          Franklin Floating Rate          Franklin Total
Total Return Fund       Government Securities Fund        Daily Access Fund               Return Fund

At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the funds' shares were as follows:

                                                   ------------------------------------------------------------------
                                                        FRANKLIN ADJUSTABLE
                                                          U.S. GOVERNMENT                 FRANKLIN FLOATING RATE
                                                          SECURITIES FUND                   DAILY ACCESS FUND
                                                   ------------------------------------------------------------------
                                                      SHARES           AMOUNT             SHARES          AMOUNT
                                                   ------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2005
  Shares sold ................................         7,541,836    $  68,100,279        32,758,393    $  332,167,768
  Shares issued in reinvestment of
    distributions ............................           633,447        5,721,149           824,990         8,361,343
  Shares redeemed ............................       (12,850,405)    (116,030,850)      (18,805,503)     (190,637,943)
                                                   ------------------------------------------------------------------
  Net increase (decrease) ....................        (4,675,122)   $ (42,209,422)       14,777,880    $  149,891,168
                                                   ==================================================================
Year ended October 31, 2004
  Shares sold ................................        22,758,707    $ 207,179,389        64,934,886    $  655,520,504
  Shares issued in reinvestment of
    distributions ............................         1,249,901       11,385,465           661,054         6,677,788
  Shares redeemed ............................       (31,399,532)    (286,240,212)      (17,583,926)     (177,520,798)
                                                   ------------------------------------------------------------------
  Net increase (decrease) ....................        (7,390,924)   $ (67,675,358)       48,012,014    $ 484,677,494
                                                   ==================================================================


92 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   ------------------------------------------------------------------
                                                        FRANKLIN ADJUSTABLE
                                                          U.S. GOVERNMENT                 FRANKLIN FLOATING RATE
                                                          SECURITIES FUND                   DAILY ACCESS FUND
                                                   ------------------------------------------------------------------
                                                      SHARES           AMOUNT            SHARES            AMOUNT
                                                   ------------------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2005...............
  Shares sold.................................                                              944,869    $    9,569,466
  Shares issued in reinvestment of
    distributions.............................                                               66,449           672,824
  Shares redeemed.............................                                           (1,156,549)      (11,713,379)
                                                                                     --------------------------------
  Net increase (decrease).....................                                             (145,231)   $   (1,471,089)
                                                                                     ================================
Year ended October 31, 2004...................
  Shares sold.................................                                            5,133,261    $   51,763,817
  Shares issued in reinvestment of
    distributions.............................                                               61,577           621,255
  Shares redeemed.............................                                           (1,197,975)      (12,086,550)
                                                                                     --------------------------------
  Net increase (decrease).....................                                            3,996,863    $   40,298,522
                                                                                     ================================
CLASS C SHARES:
Six months ended April 30, 2005...............
  Shares sold.................................         1,274,869    $  11,507,001         9,324,834    $   94,557,472
  Shares issued in reinvestment of
    distributions.............................            54,118          488,677           327,557         3,319,824
  Shares redeemed.............................        (1,190,765)     (10,749,035)       (4,930,835)      (49,998,704)
                                                   ------------------------------------------------------------------
  Net increase (decrease).....................           138,222    $   1,246,643         4,721,556    $   47,878,592
                                                   ==================================================================
Year ended October 31, 2004...................
  Shares sold.................................         5,275,469    $  48,016,840        22,327,454    $  225,334,129
  Shares issued in reinvestment of
    distributions.............................            60,447          549,433           283,822         2,866,260
  Shares redeemed.............................        (1,280,291)     (11,654,401)       (5,488,595)      (55,391,459)
                                                   ------------------------------------------------------------------
  Net increase (decrease).....................         4,055,625    $  36,911,872        17,122,681    $  172,808,930
                                                   ==================================================================
ADVISOR CLASS SHARES:
Six months ended April 30, 2005...............
  Shares sold.................................                                            1,069,904    $   10,852,623
  Shares issued in reinvestment of
    distributions.............................                                               54,217           550,045
  Shares redeemed.............................                                             (484,057)       (4,909,783)
                                                                                     --------------------------------
  Net increase (decrease).....................                                              640,064    $    6,492,885
                                                                                     ================================
Year ended October 31, 2004...................
  Shares sold.................................                                            3,294,204    $   33,309,425
  Shares issued in reinvestment of
    distributions.............................                                               29,291           296,238
  Shares redeemed.............................                                            (349,272)        (3,529,040)
                                                                                     --------------------------------
  Net increase (decrease).....................                                            2,974,223    $   30,076,623
                                                                                     ================================


                                                          Semiannual Report | 93

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   ---------------------------------------------------------------
                                                      FRANKLIN LOW DURATION
                                                        TOTAL RETURN FUND              FRANKLIN TOTAL RETURN FUND
                                                   ---------------------------------------------------------------
                                                     SHARES         AMOUNT              SHARES          AMOUNT
                                                   ---------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2005(a)............
  Shares sold.................................        818,898    $   8,167,705         5,593,158    $   56,938,992
  Shares issued in reinvestment of
   distributions..............................          1,487           14,715           297,997         3,029,586
  Shares redeemed.............................       (119,778)      (1,184,720)       (4,354,110)      (44,372,143)
                                                   ---------------------------------------------------------------
  Net increase (decrease).....................        700,607    $   6,997,700         1,537,045    $   15,596,435
                                                   ===============================================================
Year ended October 31, 2004
  Shares sold.................................                                         9,815,551    $   99,322,096
  Shares issued in reinvestment of
     distributions ...........................                                           484,316         4,902,100
  Shares redeemed.............................                                        (4,706,362)      (47,617,796)
                                                                                  --------------------------------
  Net increase (decrease).....................                                         5,593,505    $   56,606,400
                                                                                  ================================
CLASS B SHARES:
Six months ended April 30, 2005
  Shares sold.................................                                           284,984    $    2,904,487
  Shares issued in reinvestment of
   distributions..............................                                            29,043           295,246
  Shares redeemed.............................                                          (159,402)       (1,622,954)
                                                                                  --------------------------------
  Net increase (decrease).....................                                           154,625    $    1,576,779
                                                                                  ================================
Year ended October 31, 2004
  Shares sold.................................                                           877,492    $    8,890,543
  Shares issued in reinvestment of
   distributions..............................                                            52,780           534,067
  Shares redeemed.............................                                          (406,133)       (4,098,858)
                                                                                  --------------------------------
  Net increase (decrease).....................                                           524,139    $    5,325,752
                                                                                  ================================
CLASS C SHARES:
Six months ended April 30, 2005
  Shares sold.................................                                           866,104    $    8,806,716
  Shares issued in reinvestment of
   distributions..............................                                            37,195           377,900
  Shares redeemed.............................                                          (298,944)       (3,038,651)
                                                                                  --------------------------------
  Net increase (decrease).....................                                           604,355    $    6,145,965
                                                                                  ================================
Year ended October 31, 2004
  Shares sold.................................                                         1,228,175    $   12,447,048
  Shares issued in reinvestment of
   distributions..............................                                            61,783           624,999
  Shares redeemed.............................                                          (690,231)       (6,979,898)
                                                                                  --------------------------------
  Net increase (decrease).....................                                           599,727    $    6,092,149
                                                                                  ================================


94 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                     --------------------------------
                                                                                       FRANKLIN TOTAL RETURN FUND
                                                                                     --------------------------------
CLASS R SHARES:
Six months ended April 30, 2005
  Shares sold ....................................................................          749,393    $    7,628,062
  Shares issued in reinvestment of distributions .................................           21,473           218,124
  Shares redeemed ................................................................         (217,241)       (2,207,890)
                                                                                     --------------------------------
  Net increase (decrease) ........................................................          553,625    $    5,638,296
                                                                                     ================================
Year ended October 31, 2004
  Shares sold ....................................................................          448,611    $    4,529,160
  Shares issued in reinvestment of distributions .................................           33,213           336,134
  Shares redeemed ................................................................         (319,628)       (3,243,028)
                                                                                     --------------------------------
  Net increase (decrease) ........................................................          162,196    $    1,622,266
                                                                                     ================================
ADVISOR CLASS SHARES:
Six months ended April 30, 2005
  Shares sold ....................................................................        2,357,152    $   24,033,053
  Shares issued in reinvestment of distributions .................................          130,460         1,328,149
  Shares redeemed ................................................................         (584,444)       (5,941,052)
                                                                                     --------------------------------
  Net increase (decrease) ........................................................        1,903,168    $   19,420,150
                                                                                     ================================
Year ended October 31, 2004
  Shares sold ....................................................................        3,500,618    $   35,611,534
  Shares issued in reinvestment of distributions .................................          197,448         2,001,267
  Shares redeemed ................................................................       (2,685,323)      (27,421,441)
                                                                                     --------------------------------
  Net increase (decrease) ........................................................        1,012,743    $   10,191,360
                                                                                     ================================

(a) For the period November 17, 2004, (commencement of operations) to April 30, 2005 for the Franklin Low Duration Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
 SUBSIDIARY                                                     AFFILIATION
-----------------------------------------------------------------------------------------
 Franklin Advisers Inc. (Advisers)                              Investment manager
 Franklin Templeton Services LLC (FT Services)                  Administrative manager
 Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
 Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent


                                                          Semiannual Report | 95

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------------
       0.450%           First $500 million
       0.350%           Over $500 million, up to and including $1 billion
       0.300%           Over $1 billion, up to and including $1.5 billion
       0.250%           Over $1.5 billion, up to and including $6.5 billion
       0.225%           Over $6.5 billion, up to and including $11.5 billion
       0.200%           Over $11.5 billion, up to and including $16.5 billion
       0.190%           Over $16.5 billion, up to and including $19 billion
       0.180%           Over $19 billion, up to and including $21.5 billion
       0.170%           In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the fund's average daily net assets.

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------------
       0.425%           First $500 million
       0.325%           Over $500 million, up to and including $1 billion
       0.280%           Over $1 billion, up to and including $1.5 billion
       0.235%           Over $1.5 billion, up to and including $6.5 billion
       0.215%           Over $6.5 billion, up to and including $11.5 billion
       0.200%           Over $11.5 billion, up to and including $16.5 billion
       0.190%           Over $16.5 billion, up to and including $19 billion
       0.180%           Over $19 billion, up to and including $21.5 billion
       0.170%           In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the fund's average daily net assets.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers bases on the fund's average daily net assets.

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------------
       0.10%            First $5 billion
       0.09%            Over $5 billion, up to and including $10 billion
       0.08%            In excess of $10 billion


96 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                                           ----------------------------------------------------------------
                                                               FRANKLIN         FRANKLIN          FRANKLIN
                                                              ADJUSTABLE        FLOATING        LOW DURATION     FRANKLIN
                                                           U.S. GOVERNMENT     RATE DAILY       TOTAL RETURN   TOTAL RETURN
                                                           SECURITIES FUND     ACCESS FUND          FUND           FUND
                                                           ----------------------------------------------------------------
Class A...............................................          0.25%             0.25%            0.25%          0.25%
Class B...............................................            --              1.00%              --           0.65
Class C...............................................          0.65%             0.65%              --           0.65%
Class R...............................................            --               --                --           0.50

Under the Class A distribution plan for the Franklin Adjustable U.S. Government Securities Fund and the Franklin Total Return Fund, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                           ----------------------------------------------------------------
                                                               FRANKLIN          FRANKLIN         FRANKLIN
                                                              ADJUSTABLE         FLOATING       LOW DURATION     FRANKLIN
                                                           U.S. GOVERNMENT      RATE DAILY      TOTAL RETURN   TOTAL RETURN
                                                           SECURITIES FUND     ACCESS FUND          FUND           FUND
                                                           ----------------------------------------------------------------
Net sales charges received............................     $        26,457    $       72,625    $      2,965   $     73,495
Contingent deferred sales charges
 retained.............................................     $        44,558    $      355,432    $         --   $     23,995

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                                           ----------------------------------------------------------------
                                                              FRANKLIN         FRANKLIN           FRANKLIN
                                                             ADJUSTABLE        FLOATING         LOW DURATION     FRANKLIN
                                                           U.S. GOVERNMENT    RATE DAILY        TOTAL RETURN   TOTAL RETURN
                                                           SECURITIES FUND    ACCESS FUND           FUND           FUND
                                                           ----------------------------------------------------------------
Transfer agent fees...................................     $       195,160    $      272,431    $        557   $    185,637

At April 30, 2005, Advisers or investment companies managed by Advisers owned 71.37% and 22.73% of the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund, respectively.


                                                          Semiannual Report | 97

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive a portion of administrative fees for the Franklin Total Return Fund as noted in the Statement of Operations. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Low Duration Total Return Fund. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived/paid by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2004, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                           -------------------------------------------------
                                                              FRANKLIN           FRANKLIN
                                                             ADJUSTABLE          FLOATING         FRANKLIN
                                                           U.S. GOVERNMENT      RATE DAILY      TOTAL RETURN
                                                           SECURITIES FUND     ACCESS FUND          FUND
                                                           -------------------------------------------------
Capital loss carryovers expiring in:
2005 .................................................     $     4,580,551    $           --    $         --
2006 .................................................           2,585,375                --              --
2007 .................................................           1,456,300                --              --
2008 .................................................           3,438,157                --              --
2009 .................................................           1,279,054                --       1,361,562
2010 .................................................                  --                --         550,214
2011 .................................................             585,362           648,465              --
2012 .................................................           1,039,516                --              --
                                                           -------------------------------------------------
                                                           $    14,964,315    $      648,465    $  1,911,776
                                                           =================================================

On October 31, 2004, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $8,807,294, which were reclassified to paid-in capital.


98 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES (CONTINUED)

At April 30, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                           ----------------------------------------------------------------
                                                              FRANKLIN          FRANKLIN          FRANKLIN
                                                             ADJUSTABLE         FLOATING        LOW DURATION     FRANKLIN
                                                           U.S. GOVERNMENT     RATE DAILY       TOTAL RETURN   TOTAL RETURN
                                                           SECURITIES FUND     ACCESS FUND          FUND           FUND
                                                           ----------------------------------------------------------------
Cost of investments...................................     $   621,751,560    $1,211,810,852    $  6,937,290   $440,167,957
                                                           ================================================================
Unrealized appreciation...............................     $            --    $    7,258,294    $      9,513   $  9,554,377
Unrealized depreciation...............................         (38,892,574)       (1,589,781)        (42,096)    (4,645,046)
                                                           ----------------------------------------------------------------
Net unrealized appreciation
 (depreciation).......................................     $   (38,892,574)   $    5,668,513    $    (32,583)  $  4,909,331
                                                           ================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll, paydown losses, offering costs, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, mortgage dollar roll, financial futures transactions, paydown losses, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2005, were as follows:

                                                           ---------------------------------------------------------------
                                                              FRANKLIN           FRANKLIN         FRANKLIN
                                                             ADJUSTABLE       FLOATING RATE     LOW DURATION     FRANKLIN
                                                           U.S. GOVERNMENT     DAILY ACCESS     TOTAL RETURN   TOTAL RETURN
                                                           SECURITIES FUND         FUND             FUND           FUND
                                                           ---------------------------------------------------------------
Purchases.............................................     $    27,276,612    $  512,302,611    $ 10,396,441   $239,361,110
Sales.................................................     $    67,876,276    $  300,987,143    $  3,907,892   $179,805,874

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 99

FRANKLIN INVESTORS SECURITIES TRUST

8. FINANCIAL FUTURES CONTRACTS

As of April 30, 2005, the Franklin Total Return Fund had the following financial futures contracts outstanding:

------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF     DELIVERY      CONTRACT      UNREALIZED
CONTRACTS TO BUY                                              CONTRACTS      DATES       FACE VALUE     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bond..............................            99         06/30/05     $ 9,900,000    $  193,187
U.S. Treasury 2 Year Note............................            65         07/06/05     $13,000,000    $    6,086

9. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund have 83.79% and 10.27%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities may be unsecured and are often subordinated to other creditors of the issuer.

The Franklin Total Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2005, the value of these securities was $88,000, representing 0.02%, of fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

10. CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 16, 2005. Interest is charged at the Federal Funds Rate plus 0.50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of 0.09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the period ended April 30, 2005, the Fund did not utilize the facility.


100 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

11. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion.

At April 30, 2005, unfunded commitments were as follows:

------------------------------------------------------------------------------
                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
------------------------------------------------------------------------------
Advanced Medical Optics, Delay Draw ..........................    $  1,000,000
BCP Crystal US Holdings Corp., Delay Draw ....................         958,036
Envirosolutions Inc., Delay Draw .............................         166,364
Fairpoint Communications Inc., Revolver ......................       2,000,000
Loews Cineplex Entertainment Corp., Revolver .................       1,000,000
Sealy Mattress Co., Revolver .................................         712,500
US Shipping Partners LP, Delay Draw ..........................         230,769
Vanguard Health Holding Co. II LLC, Initial Sub Tranche 3 ....       1,800,000
Venetian Casino Resorts, Delay Draw ..........................       1,452,991
Warner Chilcott Holdings Co., Delay Draw .....................         808,202
Warner Music, Revolver A .....................................       2,433,333
                                                                  ------------
                                                                  $ 12,562,195
                                                                  ============

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statements of Assets and Liabilities and Statements of Operations.

12. OTHER CONSIDERATIONS

Advisers, as the Franklin Floating Rate Daily Access Fund's Investment Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the fund in certain corporate restructuring negotiations. At April 30, 2005, the Investment Manager serves in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, the Advisers may be in possession of certain material non-public information. If the fund's Investment Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.


                                                         Semiannual Report | 101

FRANKLIN INVESTORS SECURITIES TRUST

13. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Advisers Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of fraudulent transfers.

Discovery for this case has been stayed and pending motions have not been ruled upon. Thus, it is not possible to predict its outcome at this early stage of the proceedings. However, management of the funds does not expect that the result will have a material adverse effect on the financial condition of the funds.

14. FUND MERGER

On June 2, 2005, the Franklin Floating Rate Daily Access Fund acquired the net assets of Franklin Floating Rate Trust pursuant to a plan of reorganization approved by Franklin Floating Rate Trust's shareholders. The merger was accomplished by a tax-free exchange of 125,483,789 shares of the Franklin Floating Rate Daily Access Fund (valued at $10.09) for the net assets of the Franklin Floating Rate Trust which aggregated $1,266,131,434, including $15,556,666 of unrealized appreciation (depreciation). The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $2,468,648,524.

15. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the


102 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

15. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                         Semiannual Report | 103

FRANKLIN INVESTORS SECURITIES TRUST

15. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


104 | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                        YEAR ENDED OCTOBER 31,
                                                     (UNAUDITED)            2004        2003        2002       2001        2000
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $           9.07      $   9.18    $   9.39    $   9.47   $   9.30   $    9.31
                                                  -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income ........................              0.123         0.213       0.209       0.354      0.552       0.555

 Net realized and unrealized gains (losses) ...             (0.005)       (0.003)     (0.064)      0.012      0.213      (0.010)
                                                  -----------------------------------------------------------------------------
Total from investment operations ..............              0.118         0.210       0.145       0.366      0.765       0.545

Less distributions from net investment income .             (0.158)       (0.320)     (0.355)     (0.446)    (0.600)     (0.555)
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ................   $           9.03      $   9.07    $   9.18    $   9.39   $   9.47   $    9.30
                                                  =============================================================================

Total return(a) ...............................               1.31%         2.32%       1.56%       4.08%      8.52%       6.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $        582,604      $626,081    $661,213    $572,510   $253,547   $ 232,949

Ratios to average net assets:

 Expenses .....................................               0.42%(c)      0.42%       0.41%       0.41%      0.42%       0.43%

 Net investment income ........................               2.77%(c)      2.31%       2.15%       3.77%      5.88%       5.96%

Portfolio turnover rate .......................              14.49%        49.67%     130.32%      85.05%      2.49%      12.68%

Portfolio turnover rate excluding mortgage
 dollar rolls(b) ..............................              14.49%        45.38%      96.52%      85.05%      2.49%      12.68%

(a)   Total return is not annualized for periods less than one year.

(b)   See Note 1(d) regarding mortgage dollar rolls.

(c)   Annualized.


                    Semiannual Report | See notes to financial statements. | 105

ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 94.0%
 (a)MORTGAGE-BACKED SECURITIES 94.0%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 20.8%
    FHLMC, 3.607%, 7/01/18 .................................................................     $        322,162   $       329,997
    FHLMC, 3.628%, 12/01/19 ................................................................            3,701,479         3,789,417
    FHLMC, 3.678%, 6/01/29 .................................................................            4,690,093         4,802,601
    FHLMC, 3.835%, 10/01/29 ................................................................              326,053           332,212
    FHLMC, 3.856%, 8/01/27 .................................................................            2,634,448         2,737,367
    FHLMC, 3.86%, 1/01/23 ..................................................................              986,160           997,149
    FHLMC, 3.875%, 11/01/16 ................................................................              853,693           869,536
    FHLMC, 3.887%, 4/01/30 .................................................................              433,036           445,793
    FHLMC, 3.898%, 11/01/25 ................................................................            7,862,410         7,904,190
    FHLMC, 3.971%, 5/01/20 .................................................................            2,913,880         2,985,770
    FHLMC, 3.993%, 4/01/19 .................................................................            1,580,414         1,617,881
    FHLMC, 4.003%, 9/01/18 .................................................................            1,703,014         1,740,392
    FHLMC, 4.014%, 12/01/16 ................................................................              538,769           553,052
    FHLMC, 4.027%, 10/01/24 ................................................................            2,227,514         2,303,638
    FHLMC, 4.078%, 3/01/19 .................................................................              153,217           157,716
    FHLMC, 4.091%, 2/01/33 .................................................................            2,604,702         2,678,227
    FHLMC, 4.099%, 4/01/29 .................................................................            2,633,702         2,693,415
    FHLMC, 4.122%, 9/01/19 .................................................................              849,494           870,113
    FHLMC, 4.127%, 11/01/29 ................................................................            7,243,248         7,533,887
    FHLMC, 4.175%, 11/01/19 ................................................................              122,127           125,659
    FHLMC, 4.237%, 10/01/18 ................................................................              242,439           249,693
    FHLMC, 4.28%, 5/01/25 ..................................................................              639,861           659,292
    FHLMC, 4.328%, 8/01/30 .................................................................            6,322,251         6,494,863
    FHLMC, 4.342%, 3/01/32 .................................................................              914,304           922,822
    FHLMC, 4.356%, 1/01/23 .................................................................            8,188,738         8,440,865
    FHLMC, 4.36%, 4/01/18 - 11/01/25 .......................................................            3,087,715         3,179,795
    FHLMC, 4.385%, 12/01/30 ................................................................            3,059,938         3,182,430
    FHLMC, 4.393%, 7/01/20 .................................................................              210,359           216,955
    FHLMC, 4.407%, 4/01/25 .................................................................            2,421,250         2,490,173
    FHLMC, 4.425%, 6/01/26 .................................................................            6,576,682         6,803,912
    FHLMC, 4.437%, 9/01/27 .................................................................              533,166           551,783
    FHLMC, 4.457%, 10/01/25 ................................................................            1,020,114         1,045,814
    FHLMC, 4.585%, 11/01/29 ................................................................            2,095,101         2,170,343
    FHLMC, 4.667%, 3/01/18 .................................................................              383,391           394,192
    FHLMC, 4.701%, 12/01/28 ................................................................            1,024,958         1,069,323
    FHLMC, 4.792%, 6/01/26 .................................................................              602,060           616,303
    FHLMC, 4.81%, 7/01/27 ..................................................................              718,819           743,082
    FHLMC, 4.856%, 4/01/25 .................................................................            2,906,172         2,928,189
    FHLMC, 5.231%, 2/01/19 .................................................................              336,811           342,163
    FHLMC, 5.373%, 8/01/32 .................................................................            6,556,096         6,782,806
    FHLMC, 5.402%, 5/01/32 .................................................................            1,161,097         1,190,108
    FHLMC, 5.421%, 8/01/32 .................................................................            2,281,611         2,333,060
    FHLMC, 5.525%, 5/01/32 .................................................................            4,739,411         4,892,991
    FHLMC, 5.635%, 9/01/32 .................................................................            2,573,301         2,629,661
    FHLMC, 5.704%, 11/01/35 ................................................................              932,263           955,372
    FHLMC, 5.902%, 3/01/32 .................................................................            2,990,954         3,038,180
    FHLMC, 5.966%, 9/01/31 .................................................................            1,617,823         1,658,413


106 | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
 (a)MORTGAGE-BACKED SECURITIES (CONT.)
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONT.)
    FHLMC, 6.014%, 7/01/29 .................................................................     $        708,431   $       741,859
    FHLMC, 6.018%, 8/01/29 .................................................................            5,235,234         5,331,135
    FHLMC, 6.078%, 8/01/31 .................................................................              682,381           697,236
    FHLMC, 6.153%, 9/01/31 .................................................................            1,301,576         1,352,495
    FHLMC, 6.248%, 8/01/31 .................................................................              465,168           475,220
    FHLMC, 6.599%, 5/01/26 .................................................................              475,624           484,236
    FHLMC, 6.934%, 12/01/21 ................................................................              103,301           101,699
    FHLMC, 7.329%, 8/01/30 .................................................................              460,631           465,028
    FHLMC, 7.74%, 12/01/27 .................................................................              131,347           134,806
                                                                                                                    ---------------
                                                                                                                        121,234,309
                                                                                                                    ---------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 51.3%
    FNMA, 3.213%, 3/01/19 ..................................................................            3,444,094         3,483,562
    FNMA, 3.228%, 4/01/22 ..................................................................            1,654,929         1,686,817
    FNMA, 3.267%, 5/01/19 ..................................................................            1,342,861         1,358,249
    FNMA, 3.368%, 6/01/32  .................................................................            6,891,478         6,965,369
    FNMA, 3.368%, 3/01/33 ..................................................................            4,392,763         4,430,545
    FNMA, 3.43%, 1/01/16 ...................................................................            1,397,030         1,417,286
    FNMA, 3.433%, 9/01/18 ..................................................................            2,623,357         2,669,405
    FNMA, 3.433%, 8/01/33 ..................................................................           12,734,787        12,845,271
    FNMA, 3.433%, 3/01/35 ..................................................................            7,824,919         7,893,698
    FNMA, 3.47%, 5/01/18 ...................................................................            6,878,280         7,017,171
    FNMA, 3.545%, 8/01/26 ..................................................................              230,211           234,077
    FNMA, 3.565%, 1/01/18 ..................................................................           11,237,828        11,403,637
    FNMA, 3.568%, 1/01/29 ..................................................................            6,187,029         6,263,007
    FNMA, 3.572%, 4/01/19 ..................................................................            1,515,445         1,533,149
    FNMA, 3.596%, 6/01/20 ..................................................................            2,168,420         2,214,369
    FNMA, 3.689%, 7/01/24 ..................................................................            1,859,979         1,880,770
    FNMA, 3.795%, 3/01/20 ..................................................................            4,629,250         4,725,374
    FNMA, 3.828%, 5/01/19 ..................................................................              754,334           767,954
    FNMA, 3.86%, 5/01/36 ...................................................................            3,303,740         3,358,745
    FNMA, 3.871%, 11/01/36 .................................................................            2,090,299         2,139,627
    FNMA, 3.906%, 10/01/14 .................................................................              171,932           173,352
    FNMA, 3.914%, 12/01/20 .................................................................              712,643           726,386
    FNMA, 3.915%, 6/01/19 ..................................................................              685,411           693,416
    FNMA, 3.938%, 1/01/19 - 10/01/22 .......................................................            3,884,105         3,949,712
    FNMA, 3.964%, 5/01/19 ..................................................................              593,861           617,684
    FNMA, 3.964%, 4/01/34 ..................................................................           10,434,790        10,607,117
    FNMA, 4.00%, 10/01/28 ..................................................................              137,955           139,572
    FNMA, 4.006%, 12/01/20 .................................................................              384,552           387,036
    FNMA, 4.008%, 3/01/20 ..................................................................              359,067           365,453
    FNMA, 4.033%, 4/01/27 ..................................................................            5,947,553         6,020,403
    FNMA, 4.053%, 5/01/36 ..................................................................            5,282,090         5,391,923
    FNMA, 4.066%, 1/01/19 ..................................................................            1,094,500         1,117,905
    FNMA, 4.086%, 8/01/31 ..................................................................            1,744,021         1,779,029
    FNMA, 4.099%, 10/01/19 .................................................................              812,323           831,355
    FNMA, 4.125%, 1/01/17 ..................................................................              967,061           982,070


                                                         Semiannual Report | 107

ADJUSTABLE RATE SECURITIES PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
 (a)MORTGAGE-BACKED SECURITIES (CONT.)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONT.)
    FNMA, 4.13%, 11/01/20 ..................................................................     $        416,050   $       424,719
    FNMA, 4.131%, 11/01/17 .................................................................            3,525,120         3,597,098
    FNMA, 4.191%, 1/01/19 ..................................................................              908,046           922,745
    FNMA, 4.229%, 1/01/29 ..................................................................            1,147,098         1,168,455
    FNMA, 4.236%, 8/01/16 ..................................................................               45,479            46,086
    FNMA, 4.237%, 3/01/19 ..................................................................              661,041           674,019
    FNMA, 4.248%, 11/01/27 .................................................................              669,510           687,023
    FNMA, 4.255%, 12/01/17 .................................................................              212,742           215,587
    FNMA, 4.256%, 6/01/19 ..................................................................              552,217           566,959
    FNMA, 4.296%, 6/01/19 ..................................................................              424,260           429,739
    FNMA, 4.299%, 10/01/24 .................................................................           13,291,324        13,599,539
    FNMA, 4.308%, 3/01/30 ..................................................................              508,199           515,326
    FNMA, 4.309%, 6/01/27 ..................................................................            1,664,105         1,715,421
    FNMA, 4.325%, 12/01/32 .................................................................            2,509,179         2,598,174
    FNMA, 4.329%, 2/01/25 ..................................................................              107,458           110,339
    FNMA, 4.334%, 12/01/18 .................................................................              389,574           396,437
    FNMA, 4.339%, 2/01/30 ..................................................................              629,438           636,903
    FNMA, 4.343%, 12/01/19 .................................................................              453,112           462,379
    FNMA, 4.361%, 7/01/17 ..................................................................            1,346,436         1,375,744
    FNMA, 4.373%, 11/01/30 .................................................................            9,133,829         9,374,872
    FNMA, 4.382%, 9/01/22 ..................................................................            1,946,204         1,979,454
    FNMA, 4.388%, 12/01/27 .................................................................            1,966,310         2,042,621
    FNMA, 4.394%, 3/01/21 ..................................................................              278,423           284,160
    FNMA, 4.407%, 6/01/19 ..................................................................              648,989           658,360
    FNMA, 4.412%, 8/01/28 ..................................................................            4,735,846         4,899,208
    FNMA, 4.418%, 5/01/25 ..................................................................            1,670,698         1,707,797
    FNMA, 4.444%, 1/01/25 ..................................................................            5,179,465         5,244,393
    FNMA, 4.445%, 4/01/18 ..................................................................              341,285           353,635
    FNMA, 4.458%, 8/01/30 ..................................................................              593,666           611,038
    FNMA, 4.507%, 6/01/19 ..................................................................              886,203           906,623
    FNMA, 4.52%, 9/01/30 ...................................................................              299,445           306,868
    FNMA, 4.531%, 10/01/32 .................................................................              536,566           546,978
    FNMA, 4.536%, 9/01/39 ..................................................................            1,992,746         2,048,414
    FNMA, 4.586%, 1/01/29 ..................................................................            1,817,124         1,881,083
    FNMA, 4.624%, 8/01/21 ..................................................................            3,323,100         3,374,439
    FNMA, 4.643%, 3/01/18 ..................................................................              438,884           443,382
    FNMA, 4.654%, 3/01/22 ..................................................................               59,819            60,881
    FNMA, 4.677%, 4/01/19 ..................................................................            1,230,716         1,251,776
    FNMA, 4.678%, 11/01/17 .................................................................            3,091,453         3,165,228
    FNMA, 4.689%, 9/01/25 ..................................................................            1,346,225         1,391,828
    FNMA, 4.715%, 2/01/19 - 8/01/29 ........................................................              622,695           633,602
    FNMA, 4.738%, 6/01/28 ..................................................................            4,349,436         4,490,878
    FNMA, 4.758%, 9/01/32 ..................................................................            8,739,627         8,876,044
    FNMA, 4.77%, 9/01/30 ...................................................................              271,206           278,037
    FNMA, 4.863%, 12/01/32 .................................................................            6,000,483         6,055,683
    FNMA, 4.872%, 5/01/29 ..................................................................            1,042,693         1,074,512
    FNMA, 4.885%, 3/01/22 ..................................................................               52,339            53,215
    FNMA, 4.887%, 4/01/31 ..................................................................            4,507,327         4,612,578


108 | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
 (a)MORTGAGE-BACKED SECURITIES (CONT.)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONT.)
    FNMA, 4.888%, 11/01/18 .................................................................     $        248,187   $       250,130
    FNMA, 4.918%, 3/01/19 ..................................................................              271,005           274,977
    FNMA, 4.92%, 2/01/29 ...................................................................              383,537           389,224
    FNMA, 5.032%, 9/01/32 ..................................................................            3,953,291         4,049,680
    FNMA, 5.051%, 8/01/29 ..................................................................              445,916           459,115
    FNMA, 5.065%, 12/01/17 .................................................................              279,381           284,648
    FNMA, 5.066%, 9/01/29 ..................................................................              317,040           328,434
    FNMA, 5.083%, 1/01/31 ..................................................................            1,305,242         1,341,707
    FNMA, 5.193%, 2/01/32 ..................................................................            1,348,242         1,380,641
    FNMA, 5.208%, 5/01/32 ..................................................................            1,606,663         1,642,580
    FNMA, 5.246%, 6/01/32 ..................................................................              892,975           893,741
    FNMA, 5.259%, 2/01/32 ..................................................................            1,839,706         1,898,833
    FNMA, 5.264%, 6/01/29 ..................................................................            2,101,073         2,146,579
    FNMA, 5.268%, 11/01/31 .................................................................              673,894           701,536
    FNMA, 5.299%, 5/01/32 ..................................................................            3,996,094         4,083,472
    FNMA, 5.311%, 3/01/32 ..................................................................            1,464,971         1,499,761
    FNMA, 5.317%, 6/01/32 ..................................................................            4,351,737         4,454,161
    FNMA, 5.324%, 1/01/19 ..................................................................            1,304,311         1,293,741
    FNMA, 5.335%, 10/01/31 .................................................................            1,858,909         1,887,618
    FNMA, 5.342%, 6/01/17 ..................................................................              107,525           108,482
    FNMA, 5.355%, 8/01/22 ..................................................................              247,324           255,692
    FNMA, 5.358%, 1/01/26 ..................................................................              961,859           992,457
    FNMA, 5.44%, 9/01/32 ...................................................................            1,660,340         1,662,862
    FNMA, 5.451%, 5/01/21 ..................................................................            1,279,844         1,309,549
    FNMA, 5.487%, 5/01/32 ..................................................................            1,855,442         1,896,430
    FNMA, 5.502%, 6/01/32 ..................................................................            1,633,843         1,701,638
    FNMA, 5.503%, 8/01/32 ..................................................................            1,180,731         1,197,010
    FNMA, 5.51%, 4/01/32 ...................................................................            3,299,383         3,364,789
    FNMA, 5.546%, 1/01/32 ..................................................................            4,200,435         4,232,159
    FNMA, 5.607%, 8/01/29 ..................................................................              912,288           941,805
    FNMA, 5.625%, 2/01/32 ..................................................................            1,115,939         1,146,512
    FNMA, 5.644%, 11/01/26 .................................................................              258,629           257,074
    FNMA, 5.645%, 6/01/32 ..................................................................            1,493,221         1,525,980
    FNMA, 5.656%, 6/01/31 ..................................................................            1,250,697         1,285,459
    FNMA, 5.721%, 3/01/26 ..................................................................            1,395,709         1,454,670
    FNMA, 5.739%, 7/01/32 ..................................................................            1,115,617         1,132,487
    FNMA, 5.755%, 7/01/31 ..................................................................              164,600           168,591
    FNMA, 5.76%, 12/01/24 ..................................................................              955,384           980,781
    FNMA, 5.819%, 5/01/21 ..................................................................              683,170           701,643
    FNMA, 5.823%, 3/01/20 - 2/01/31 ........................................................              901,943           925,321
    FNMA, 5.831%, 11/01/31 .................................................................              788,905           818,478
    FNMA, 5.846%, 5/01/31 ..................................................................              230,549           241,283
    FNMA, 5.88%, 3/01/32 ...................................................................            1,150,674         1,175,717
    FNMA, 5.935%, 3/01/32 ..................................................................            8,467,799         8,597,653
    FNMA, 5.976%, 6/01/31 ..................................................................            1,422,700         1,461,808
    FNMA, 5.979%, 9/01/31 ..................................................................            1,310,301         1,344,184
    FNMA, 5.987%, 7/01/31 ..................................................................              814,027           836,204
    FNMA, 6.088%, 10/01/17 .................................................................              432,351           436,918


                                                         Semiannual Report | 109

ADJUSTABLE RATE SECURITIES PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
 (a)MORTGAGE-BACKED SECURITIES (CONT.)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONT.)
 (b)FNMA, 6.098%, 1/01/31 ..................................................................     $      3,021,583   $     3,072,645
    FNMA, 6.203%, 4/01/30 ..................................................................            1,448,215         1,512,006
    FNMA, 6.212%, 7/01/31 ..................................................................              263,636           271,524
    FNMA, 6.285%, 11/01/31 .................................................................            1,964,590         1,993,199
    FNMA, 6.411%, 7/01/24 ..................................................................              683,758           664,733
    FNMA, 6.852%, 2/01/20 ..................................................................            1,766,372         1,803,886
    FNMA, 6.965%, 10/01/30 .................................................................            1,073,265         1,103,890
    FNMA, 7.444%, 3/01/25 ..................................................................              311,199           308,450
                                                                                                                    ---------------
                                                                                                                        298,965,321
                                                                                                                    ---------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 21.9%
    GNMA, 3.375%, 4/20/22 - 6/20/31.........................................................           10,466,840        10,600,454
    GNMA, 3.375%, 4/20/32...................................................................           11,845,475        12,002,292
    GNMA, 3.375%, 6/20/32...................................................................           11,920,448        12,077,302
    GNMA, 3.50%, 7/20/29 - 9/20/31..........................................................           14,138,727        14,314,066
    GNMA, 3.50%, 7/20/32....................................................................           11,051,134        11,186,576
    GNMA, 3.75%, 7/20/21 - 9/20/27..........................................................            6,494,754         6,581,195
    GNMA, 3.75%, 7/20/24....................................................................           12,493,617        12,674,907
    GNMA, 4.125%, 10/20/23 - 10/20/26.......................................................           16,022,165        16,305,716
    GNMA, 4.125%, 10/20/27..................................................................           10,009,076        10,166,576
    GNMA, 4.375%, 1/20/23 - 2/20/28.........................................................           20,903,212        21,331,497
    GNMA, 4.75%, 7/20/25 ...................................................................               88,615            89,226
                                                                                                                    ---------------
                                                                                                                        127,329,807
                                                                                                                    ---------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $551,135,003)....................................                            547,529,437
                                                                                                                    ---------------
 (a)ASSET-BACKED SECURITIES (COST $123,577) 0.0%(c)
    Travelers Mortgage Services Inc., 1998-5A, A, FRN, 4.449%, 12/25/18 ....................              121,489           122,231
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $551,258,580).........................................                            547,651,668
                                                                                                                    ---------------


110 | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT 5.7%
    REPURCHASE AGREEMENT (COST $33,303,848) 5.7%
 (d)Joint Repurchase Agreement, 2.889%, 05/02/05 (Maturity Value $33,311,866)...............     $     33,303,848   $    33,303,848
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,159,964)
      Banc of America Securities LLC (Maturity Value $3,159,964)
      Barclays Capital Inc. (Maturity Value $3,159,964)
      Bear, Stearns & Co., Inc. (Maturity Value $2,106,972)
      BNP Paribas Securities Corp. (Maturity Value $3,159,964)
      Deutsche Bank Securities Inc. (Maturity Value $3,159,964)
      Greenwich Capital Markets Inc. (Maturity Value $3,159,964)
      Lehman Brothers Inc. (Maturity Value $2,764,552)
      Merrill Lynch Government Securities Inc. (Maturity Value $3,159,964)
      Morgan Stanley & Co. Inc. (Maturity Value $3,160,297)
      UBS Securities LLC (Maturity Value $3,160,297)
          Collateralized by U.S. Government Agency Securities, 1.75% - 7.25%, 7/15/05 - 3/15/10;
       (e)U.S. Government Agency Discount Notes, 5/10/05 - 12/30/05; (e)U.S. Treasury Bills,
      10/06/05 - 10/13/05; and U.S. Treasury Notes, 1.625% - 2.375%, 2/28/06 - 8/15/06
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $584,562,428) 99.7%.............................................                            580,955,516
    OTHER ASSETS, LESS LIABILITIES 0.3%.....................................................                              1,648,127
                                                                                                                    ---------------
    NET ASSETS 100.0%.......................................................................                        $   582,603,643
                                                                                                                    ===============

SELECTED PORTFOLIO ABBREVIATION

FRN - Floating Rate Notes

(a)   The coupon rate shown represents the rate at period end.

(b)   See Note 1(c) regarding securities purchased on a to-be-announced basis.

(c)   Rounds to less than 0.05% of net assets.

(d)   See Note 1(b) regarding joint repurchase agreement.

(e) A portion or all of the security is traded on a discount basis with no stated coupon rate.


                    Semiannual Report | See notes to financial statements. | 111

ADJUSTABLE RATE SECURITIES PORTFOLIOS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)

                                                            ------------------
                                                             U.S. GOVERNMENT
                                                             ADJUSTABLE RATE
                                                            MORTGAGE PORTFOLIO
                                                            ------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................   $      551,258,580
  Cost - Repurchase agreements ..........................           33,303,848
                                                            ------------------
  Total cost of investments .............................   $      584,562,428
                                                            ==================
  Value - Unaffiliated issuers ..........................   $      547,651,668
  Value - Repurchase agreements .........................           33,303,848
                                                            ------------------
  Total value of investments ............................          580,955,516
 Receivables:
  Investment securities sold ............................            3,818,476
  Interest ..............................................            2,343,826
                                                            ------------------
      Total assets ......................................          587,117,818
                                                            ------------------
Liabilities:
 Payables:
  Investment securities purchased .......................            3,127,269
  Capital shares redeemed ...............................            1,175,331
  Affiliates ............................................              192,910
 Other liabilities ......................................               18,665
                                                            ------------------
      Total liabilities .................................            4,514,175
                                                            ------------------
        Net assets, at value ............................   $      582,603,643
                                                            ==================
Net assets consist of:
 Distributions in excess of net investment income .......   $       (2,273,526)
 Net unrealized appreciation (depreciation)  ............           (3,606,912)
 Accumulated net realized gain (loss) ...................          (20,735,765)
 Paid-in capital ........................................          609,219,846
                                                            ------------------
        Net assets, at value ............................   $      582,603,643
                                                            ==================
CLASS A:
 Net assets, at value ...................................   $      582,603,643
                                                            ==================
 Shares outstanding .....................................           64,546,952
                                                            ==================
 Net asset value and maximum offering price per share ...   $             9.03
                                                            ==================


112 | See notes to financial statements. | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF OPERATIONS
for the six months ended April 30, 2005 (unaudited)

                                                            ------------------
                                                             U.S. GOVERNMENT
                                                             ADJUSTABLE RATE
                                                            MORTGAGE PORTFOLIO
                                                            ------------------
Investment income:
 Interest ...............................................   $        9,535,030
                                                            ==================
Expenses:
 Management fees (Note 3) ...............................            1,198,268
 Custodian fees (Note 4) ................................                6,894
 Reports to shareholders ................................                5,233
 Professional fees ......................................               10,941
 Trustees' fees and expenses ............................               18,789
 Other ..................................................               13,391
                                                            ------------------
      Total expenses ....................................            1,253,516
      Expense reductions (Note 4) .......................                   (8)
                                                            ------------------
       Net expenses .....................................            1,253,508
                                                            ------------------
        Net investment income ...........................            8,281,522
                                                            ------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............               62,500
 Net change in unrealized appreciation (depreciation)
  on investments ........................................             (666,435)
                                                            ------------------
Net realized and unrealized gain (loss) .................             (603,935)
                                                            ------------------
Net increase (decrease) in net assets resulting from
 operations .............................................   $        7,677,587
                                                            ==================


                    Semiannual Report | See notes to financial statements. | 113

ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                                            --------------------------------------
                                                                               U.S. GOVERNMENT ADJUSTABLE RATE
                                                                                      MORTGAGE PORTFOLIO
                                                                            --------------------------------------
                                                                            SIX MONTHS ENDED         YEAR ENDED
                                                                             APRIL 30, 2005       OCTOBER 31, 2004
                                                                            --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................    $     8,281,522       $     14,339,138
  Net realized gain (loss) from investments ............................             62,500               (312,501)
  Net change in unrealized appreciation (depreciation) on investments ..           (666,435)               476,913
                                                                            --------------------------------------
      Net increase (decrease) in net assets resulting from operations ..          7,677,587             14,503,550
 Distributions to shareholders from net investment income ..............        (10,555,048)           (21,701,882)
 Capital share transactions (Note 2) ...................................        (40,599,664)           (27,934,104)
                                                                            --------------------------------------
      Net increase (decrease) in net assets ............................        (43,477,125)           (35,132,436)
Net assets:
 Beginning of period ...................................................        626,080,768            661,213,204
                                                                            --------------------------------------
 End of period .........................................................    $   582,603,643       $    626,080,768
                                                                            ======================================
Distributions in excess of net investment income included in net assets:
  End of period ........................................................    $    (2,273,526)      $             --
                                                                            ======================================


114 | See notes to financial statements. | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one Portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio. The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933.

The following summarizes the Portfolio's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

U.S. Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Portfolio may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Portfolio's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Portfolio has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Portfolio's Board of Trustees.


                                                         Semiannual Report | 115

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. JOINT REPURCHASE AGREEMENT

The Portfolio may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Portfolio to the seller, collateralized by securities which are delivered to the Portfolio's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolio, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2005, all repurchase agreements held by the Portfolio had been entered into on April 29, 2005.

C. SECURITIES PURCHASED ON A TBA BASIS

The Portfolio may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. MORTGAGE DOLLAR ROLLS

The Portfolio enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Portfolio and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Portfolio. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

E. INCOME TAXES

No provision has been made for U.S. income taxes because each Portfolio's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


116 | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily. Such distributions are reinvested in additional shares of the Portfolio.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                  -------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED
                                                        APRIL 30, 2005                   OCTOBER 31, 2004
                                                  -------------------------------------------------------------
                                                    SHARES         AMOUNT            SHARES          AMOUNT
                                                  -------------------------------------------------------------
Shares sold ................................       1,847,868    $  16,721,553       11,543,809    $ 105,223,802
Shares issued in reinvestment of
 distributions .............................       1,166,315       10,555,059        2,378,763       21,701,833
Shares redeemed ............................      (7,502,312)     (67,876,276)     (16,945,397)    (154,859,739)
                                                  -------------------------------------------------------------
Net increase (decrease) ....................      (4,488,129)   $ (40,599,664)      (3,022,825)   $ (27,934,104)
                                                  =============================================================


                                                         Semiannual Report | 117

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc (Advisers), the Portfolio's investment manager and trustees of Franklin Investors Securities Trust.

A. MANAGEMENT FEES

The Portfolio pays an investment management fee to Advisers based on the average daily net assets of the Portfolio as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------
       0.40%            First $5 billion
       0.35%            Over $5 billion, up to and including $10 billion
       0.33%            Over $10 billion, up to and including $15 billion
       0.30%            In excess of $15 billion

B. OTHER AFFILIATED TRANSACTIONS

At April 30, 2005, the shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

4. EXPENSE OFFSET ARANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the period ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2007 ...........................................    $   140,123
2008 ...........................................        210,331
2009 ...........................................      1,202,281
2010 ...........................................      2,667,031
2011 ...........................................      8,903,952
2012 ...........................................      7,674,547
                                                    -----------
                                                    $20,798,265
                                                    ===========


118 | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

5. INCOME TAXES (CONTINUED)

On October 31, 2004, the Portfolio had expired capital loss carryovers of $419,303, which were reclassified to paid-in capital.

At April 30, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments ............................   $ 584,562,428
                                                   =============
Unrealized appreciation ........................   $     937,389
Unrealized depreciation ........................      (4,544,301)
                                                   -------------
Net unrealized appreciation (depreciation) .....   $  (3,606,912)
                                                   =============

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of paydown losses.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2005, aggregated $82,037,807 and $111,027,346, respectively.

7. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance


                                                         Semiannual Report | 119

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

7. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


120 | Semiannual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                         Semiannual Report | 121

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of six separate funds comprising the Franklin Investors Securities Trust ("Fund(s)"). The Funds approved did not include the Franklin Low Duration Total Return Fund, which is a recently formed fund whose initial investment advisory contract was approved in November 2004. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports


122 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Boards noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2004 and during the previous ten years ending December 31, 2004, unless otherwise noted. The following summarizes the performance results for each Fund.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional adjustable rate mortgage funds as selected by Lipper. Such comparison showed that the Fund's income return during 2004 and for the previous three, five and ten year periods on an annualized basis was in the second highest quintile of its performance universe. The Lipper report also showed


                                                         Semiannual Report | 123
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FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

that the Fund's total return during 2004 was in the first or highest quintile of its performance universe, during each of the three and five year periods was in the second highest quintile, and during the ten year period, was in the third quintile of such universe on an annualized basis. The Board found such performance satisfactory.

FRANKLIN FLOATING RATE DAILY ACCESS FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. This Fund has been in existence for only three full years and its income return during 2004 was in the fourth lowest quintile, but during 2003 and 2002 was in the first and second highest quintiles, respectively, of its performance universe. During such three years, the Fund's total return was in the third, second and first quintiles, respectively, of its performance universe. The Board found such performance satisfactory.

FRANKLIN TOTAL RETURN FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional intermediate investment-grade debt funds as selected by Lipper. This Fund has been in existence less than ten years and the Fund's total return during 2004 and in each of the previous three and five year periods on an annualized basis, was in the first or highest quintile of its performance universe. The Board was satisfied with this performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper effective management fee comparison includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for Franklin Floating Rate Daily Access Fund was in the lowest quintile of its respective Lipper expense group, for Franklin Adjustable U.S. Government Securities Fund was in the second lowest quintile of its Lipper expense group, and for the Franklin Total Return Fund was at the median of its Lipper expense group. The actual total expenses for all the Funds were in the lowest quintile of their respective Lipper expense groups, and this was true whether such expenses were computed including or excluding 12b-1 fees. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the


124 | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.


                                                         Semiannual Report | 125

FRANKLIN INVESTORS SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment advisory contract for each of the Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund provides for breakpoints in stages going to the $21.5 billion asset level, which far exceeded the present size of these Funds. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective Lipper expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders. The fee structure, including a separate administrative fee, for the Franklin Adjustable U.S. Government Securities Fund, provides a management fee of 0.50% on the first $5 billion of assets, with breakpoints continuing at stages thereafter. In discussing such fee, management expressed the view that this initial rate anticipated economies of scale. In support of this position, management pointed to the favorable fee and expense comparison of this Fund which had assets of approximately $600 million at year-end, with those of its Lipper expense group. While intending to monitor future growth of this Fund, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


126 | Semiannual Report
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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6). For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/05                                          Not part of the semiannual report

        [LOGO](R)
    FRANKLIN TEMPLETON          One Franklin Parkway
       INVESTMENTS              San Mateo, CA 94403-1906

|_|     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
        Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 S2005 06/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 20, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 20, 2005